UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23564

Name of Fund: BlackRock Capital Allocation Trust (BCAT)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Capital Allocation Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 12/31/2021

Date of reporting period: 12/31/2021

Item 1 – Report to Stockholders

(a)	The Report to Shareholders is attached herewith.

DECEMBER 31, 2021

2021 Annual Report

BlackRock Capital Allocation Trust (BCAT)

BlackRock ESG Capital Allocation Trust (ECAT)

Not FDIC Insured • May Lose Value • No Bank Guarantee

Supplemental Information  (unaudited)

Section 19(a) Notices

BlackRock Capital Allocation Trust’s (BCAT) and BlackRock ESG Capital Allocation Trust’s (ECAT) (collectively the “Trusts” or individually a “Trust”) amounts and sources of distributions reported are estimates and are being provided to you pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Trust’s investment experience during its fiscal year and may be subject to changes based on tax regulations. Each Trust will provide a Form 1099-DIV each calendar year that will tell you how to report these distributions for U.S. federal income tax purposes.

December 31, 2021

	Total Cumulative Distributions for the Fiscal Period					% Breakdown of the Total Cumulative Distributions for the Fiscal Period
Trust Name	Net Income	Net Realized Capital Gains Short-Term	Net Realized Capital Gains Long-Term	Return of Capital	(a)	Total Per Common Share	Net Income	Net Realized Capital Gains Short-Term	Net Realized Capital Gains Long-Term	Return of Capital	Total Per Common Share
BCAT	$0.477207	$0.107154	$0.019694	$0.645145		$1.249200	38%	9%	1%	52%	100%
ECAT	0.022234	0.077766	—	—		0.100000	22	78	—	—	100

(a)

Each Trust estimates that it has distributed more than its net income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in a Trust is returned to the shareholder. A return of capital does not necessarily reflect a Trust’s investment performance and should not be confused with “yield” or “income.” When distributions exceed total return performance, the difference will reduce a Trust’s net asset value per share.

Section 19(a) notices for the Trusts, as applicable, are available on the BlackRock website at blackrock.com.

Section 19(b) Disclosure

The Trusts, acting pursuant to a U.S. Securities and Exchange Commission (“SEC”) exemptive order and with the approval of each Trust’s Board of Trustees (the “Board”), each have adopted a managed distribution plan, consistent with its investment objectives and policies to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plans, the Trusts currently distribute the following fixed amounts per share on a monthly basis:

Exchange Symbol	Amount Per Common Share
BCAT	$0.1041
ECAT	0.1000

The fixed amounts distributed per share are subject to change at the discretion of each Trust’s Board. Under its Plan, each Trust will distribute all available net income to its shareholders as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient income (inclusive of net income and short-term capital gains) is not earned on a monthly basis, the Trusts will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution. Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board; however, each Trust may make additional distributions from time to time, including additional capital gain distributions at the end of the taxable year, if required to meet requirements imposed by the Code and/or the Investment Company Act of 1940, as amended (the “1940 Act”).

Shareholders should not draw any conclusions about each Trust’s investment performance from the amount of these distributions or from the terms of the Plan. Each Trust’s total return performance is presented in its financial highlights table.

The Board may amend, suspend or terminate a Trust’s Plan at any time without prior notice to the Trust’s shareholders if it deems such actions to be in the best interests of the Trust or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Trust’s stock is trading at or above net asset value) or widening an existing trading discount. The Trusts are subject to risks that could have an adverse impact on their ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, changes in interest rates, decreased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code.

2	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of December 31, 2021 saw a continuation of the resurgent growth that followed the initial coronavirus (or “COVID-19”) pandemic reopening, albeit at a slower pace. The global economy weathered the emergence of several variant strains and the resulting peaks and troughs in infections amid optimism that increasing vaccinations and economic adaptation could help contain the pandemic’s disruptions. Continued growth meant that the U.S. economy regained and then surpassed its pre-pandemic output. However, a rapid rebound in consumer spending pushed up against supply constraints and led to elevated inflation.

Equity prices rose with the broader economy, as the implementation of mass vaccination campaigns and passage of an additional fiscal stimulus package and infrastructure bill further boosted stocks. In the United States, both large- and small-capitalization stocks posted a strong advance, and many equity indices neared or surpassed all-time highs late in the reporting period. International equities from developed markets also gained, although emerging market stocks declined, pressured by a strengthening U.S. dollar.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) rose during the reporting period as the economy expanded rapidly and inflation reached its highest annualized reading in decades. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and led to solid returns for high-yield corporate bonds, outpacing investment-grade corporate bonds, which declined.

The Fed maintained accommodative monetary policy during the reporting period by maintaining near-zero interest rates and by asserting that inflation could exceed its 2% target for a sustained period without triggering a rate increase. However, the Fed’s tone shifted late in the year, as it reduced its bond-buying program and used its market guidance to raise the prospect of higher rates in 2022.

Looking ahead, we believe that the global expansion will continue to broaden as Europe and other developed market economies gain momentum, although the Delta and Omicron variants of the coronavirus remain a threat, particularly in emerging markets. While we expect inflation to abate somewhat as supply bottlenecks are resolved, we anticipate that inflation will remain higher than the pre-COVID norm. The Fed is poised to raise interest rates next year in response, but the Fed’s policy shift means that tightening is likely to be less aggressive than what we’ve seen in previous cycles.

In this environment, we favor an overweight to equities, as we believe low interest rates and continued economic growth will support further gains, albeit likely more modest than what we saw in 2021. Sectors that are better poised to manage the transition to a lower-carbon world, such as technology and health care, are particularly attractive in the long term. U.S. and other developed-market equities have room for further growth, while we believe Chinese equities stand to gain from a more accommodative monetary and fiscal environment as the Chinese economy slows. We are underweight long-term credit, but inflation-protected U.S. Treasuries, Asian fixed income, and emerging market local-currency bonds offer potential opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2021
	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	11.67%	28.71%

U.S. small cap equities (Russell 2000® Index)	(2.31)	14.82

International equities (MSCI Europe, Australasia, Far East Index)	2.24	11.26

Emerging market equities (MSCI Emerging Markets Index)	(9.30)	(2.54)

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.02	0.05

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	0.44	(3.68)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	0.06	(1.54)

Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.52	1.77

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	1.59	5.26
Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T	3

4

The Benefits and Risks of Leveraging

The Trusts may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Trust on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Trust (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Trust’s shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage (after paying the leverage costs) is paid to shareholders in the form of dividends, and the value of these portfolio holdings (less the leverage liability) is reflected in the per share NAV.

To illustrate these concepts, assume a Trust’s capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Trust’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Trust with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Trust’s financing cost of leverage is significantly lower than the income earned on a Trust’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed a Trust’s return on assets purchased with leverage proceeds, income to shareholders is lower than if a Trust had not used leverage. Furthermore, the value of the Trusts’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the amount of each Trust’s obligations under its leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trusts’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that a Trust’s intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Trust’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Trust’s shares than if the Trust were not leveraged. In addition, each Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Trust to incur losses. The use of leverage may limit a Trust’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Trust incurs expenses in connection with the use of leverage, all of which are borne by shareholders and may reduce income to the shareholders. Moreover, to the extent the calculation of each Trust’s investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to each Trust’s investment adviser will be higher than if the Trusts did not use leverage.

Each Trust may utilize leverage through a credit facility or reverse repurchase agreements as described in the Notes to Financial Statements, if applicable.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Trust is permitted to issue debt up to 33 1/3% of its total managed assets. A Trust may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Trust may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by its credit facility, which may be more stringent than those imposed by the 1940 Act.

If a Trust segregates or designates on its books and records cash or liquid assets having a value not less than the value of a Trust’s obligations under a reverse repurchase agreement (including accrued interest), then such transaction is not considered a senior security and is not subject to the foregoing limitations and requirements imposed by the 1940 Act.

T H E B E N E F I T S A N D R I S K S O F L E V E R A G I N G	5

Option Over-Writing Strategy

Overview

In general, the goal of each of the Trusts is to provide total return through a combination of current income and realized and unrealized gains (capital appreciation). The Trusts seek to pursue these goals primarily by investing in a portfolio of equity securities and also by employing a strategy of writing (selling) call and put options in an effort to generate current gains from option premiums and to enhance each Trust’s risk-adjusted return. Each Trust’s objectives cannot be achieved in all market conditions.

Each Trust primarily writes single stock covered call options and may also from time to time write single stock put options. When writing (selling) a covered call option, a Trust holds an underlying equity security and enters into an option transaction which allows the counterparty to purchase the equity security at an agreed-upon price (“strike price”) within an agreed-upon time period. The Trust receives cash premiums from the counterparties upon writing (selling) the option, which along with net investment income and net realized gains, if any, are generally available to support current or future distributions paid by the Trust. During the option term, the counterparty may elect to exercise the option if the market value of the equity security rises above the strike price, and the Trust is obligated to sell the equity security to the counterparty at the strike price, realizing a gain or loss. Premiums received increase gains or reduce losses realized on the sale of the equity security. If the option remains unexercised upon its expiration, the Trust realizes gains equal to the premiums received. Alternatively, an option may be closed out by an offsetting purchase or sale of an option prior to expiration. The Trust realizes a capital gain from a closing purchase or sale transaction if the premium paid is less than the premium received from writing the option. The Trust realizes a capital loss from a closing purchase or sale transaction if the premium received is less than the premium paid to purchase the option.

Writing covered call options entails certain risks, which include, but are not limited to, the following: an increase in the value of the underlying equity security above the strike price can result in the exercise of a written option (sale by a Trust to the counterparty) when the Trust might not otherwise have sold the security; exercise of the option by the counterparty may result in a sale below the current market value and a gain or loss being realized by the Trust; and limiting the potential appreciation that could be realized on the underlying equity security to the extent of the strike price of the option. The premium that a Trust receives from writing a covered call option may not be sufficient to offset the potential appreciation on the underlying equity security above the strike price of the option that could have otherwise been realized by the Trust. As such, an option over-writing strategy may outperform the general equity market in flat or falling markets but underperform in rising markets.

Option Over-Writing Strategy Illustration

To illustrate these concepts, assume the following: (1) a common stock purchased at and currently trading at $37.15 per share; (2) a three-month call option is written by a Trust with a strike price of $40 (i.e., 7.7% higher than the current market price); and (3) the Trust receives $2.45, or 6.6% of the common stock’s value, as a premium. If the stock price remains unchanged, the option expires and there would be a 6.6% return for the three-month period. If the stock were to decline in price by 6.6% (i.e., decline to $34.70 per share), the option strategy would “break-even” from an economic perspective resulting in neither a gain nor a loss. If the stock were to climb to a price of $40 or above, the option would be exercised and the stock would return 7.7% coupled with the option premium received of 6.6% for a total return of 14.3%. Under this scenario, the Trust loses the benefit of any appreciation of the stock above $40, and thus is limited to a 14.3% total return. The premium from writing the call option serves to offset some of the unrealized loss on the stock in the event that the price of the stock declines, but if the stock were to decline more than 6.6% under this scenario, the Trust’s downside protection is eliminated and the stock could eventually become worthless.

Each Trust intends to write covered call and other options to varying degrees depending upon market conditions. Please refer to each Trust’s Schedule of Investments and the Notes to Financial Statements for details of written options.

Derivative Financial Instruments

The Trusts may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Trusts’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Trust can realize on an investment and/or may result in lower distributions paid to shareholders. The Trusts’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

6	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of December 31, 2021	BlackRock Capital Allocation Trust (BCAT)

Investment Objective

BlackRock Capital Allocation Trust’s (BCAT) (the “Trust”) investment objectives are to provide total return and income through a combination of current income, current gains and long-term capital appreciation. The Trust invests in a portfolio of equity and debt securities. Generally, the Trust’s portfolio will include both equity and debt securities. At any given time, however, the Trust may emphasize either debt securities or equity securities. The Trust utilizes an option writing (selling) strategy in an effort to generate current gains from options premiums and to enhance the Trust’s risk-adjusted returns.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange	BCAT
Initial Offering Date	September 28, 2020
Current Distribution Rate on Closing Market Price as of December 31, 2021 ($19.45)(a)	6.42%
Current Monthly Distribution per Common Share(b)	$0.1041
Current Annualized Distribution per Common Share(b)	$1.2492
Leverage as of December 31, 2021(c)	23%

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance is not an indication of future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(c)

Represents reverse repurchase agreements and bank borrowings as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to any borrowings) minus the sum of its liabilities (other than borrowings representing financial leverage). Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	12/31/21	12/31/20	Change	High	Low
Closing Market Price	$ 19.45	$ 21.77	(10.66)%	$ 23.70	$ 18.30
Net Asset Value	20.90	21.05	(0.71)	21.94	20.39

TOTAL RETURN BASED ON A $10,000 INVESTMENT

BCAT commenced operations on September 28, 2020.
(a)	Represents the Trust’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	An index that captures large- and mid-cap representation across certain developed and emerging markets.
(c)

Bloomberg U.S. Aggregate Bond Index (formerly Bloomberg Barclays U.S. Aggregate Bond Index), a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market.

T R U S T S U M M A R Y	7

Trust Summary as of December 31, 2021 (continued)	BlackRock Capital Allocation Trust (BCAT)

Performance

Returns for the period ended December 31, 2021 were as follows:

	Average Annual Total Returns

	1 Year	Since Inception (a)

Trust at NAV(b)(c)	5.44%	9.06%
Trust at Market Price(b)(c)	(5.12)	3.00
MSCI ACWI(d)	18.54	27.94
Bloomberg U.S. Aggregate Bond Index(d)	(1.54)	(0.73)
MSCI World Index(e)	21.82	29.97
Bloomberg Global Aggregate Total Return Index (unhedged)(f)	(4.71)	(1.06)

(a)	BCAT commenced operations on September 28, 2020.
(b)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage.
(c)	The Trust moved from a premium to NAV to a discount during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(d)

The Trust changed its reporting benchmarks from MSCI World Index and Bloomberg Global Aggregate Total Return Index (unhedged) to MSCI ACWI and Bloomberg U.S. Aggregate Bond Index. The investment adviser believes the new benchmarks are more appropriate reporting benchmarks for the Trust.

(e)	A broad global equity index that captures large- and mid-cap representation across certain developed markets countries.
(f)

Bloomberg Global Aggregate Total Return Index (unhedged) (formerly Bloomberg Barclays Global Aggregate Total Return Index (unhedged)), an index that is a flagship measure of global investment grade debt from approximately twenty-four local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.

The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Trust’s absolute performance based on NAV:

What factors influenced Trust performance?

Due to the nature of the Trust’s mandate, performance is reviewed on an absolute return basis. The Trust has an unconstrained approach (i.e., flexibility to invest across all equity and fixed income asset classes, spanning public and private markets). As such, the Trust is not managed specifically to a benchmark. The index returns listed above are for reference purposes only. Performance information below is expressed on a contribution to return basis.

Most of the Trust’s positive total return was driven by its allocation to equities. From a sector perspective, positioning in information technology, financials and health care were the primary contributors. Within fixed income, positioning in securitized assets was the largest driver of positive returns.

In equities, the use of index-related equity futures (mainly used to manage risk during periods of heightened market volatility) detracted. Positioning in sovereign bonds and high yield bonds detracted from absolute performance in fixed income.

The Trust uses derivatives, which may include options, futures, swaps and forward contracts, in an effort to enhance returns and manage the risk of adverse market movements. In the aggregate, the Trust’s use of derivatives detracted from performance during the period.

The Trust utilized an options overlay strategy in which calls are written on a portion of the portfolio’s holdings. The Trust’s options overlay strategy contributed to relative performance for the since inception period.

The Trust’s practice of maintaining a specified level of monthly distributions to shareholders did not have a material impact on the Trust’s investment strategy. The distribution policy resulted in return of capital for the period. Refer to the financial highlights and income tax information sections in this report for further information about the distributions.

Describe recent portfolio activity.

In terms of portfolio activity, the investment adviser completed the process of becoming fully invested following the Trust’s launch on September 28, 2020. The investment adviser invested the Trust’s remaining cash balance in both the equity and fixed income markets. In equities, it increased the Trust’s allocation to the consumer discretionary, information technology, financials and energy sectors, while reducing its weighting in consumer staples. The investment adviser also increased the allocation to fixed income by adding to a diversified basket of high yield bonds and securitized assets, primarily residential mortgage-backed securities.

The investment adviser used leverage to bring the Trust’s total capital invested to 125% of net assets at period end. The Trust used leverage in an effort to enhance the portfolio’s income and total return in the low yield environment.

8	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of December 31, 2021 (continued)	BlackRock Capital Allocation Trust (BCAT)

Describe portfolio positioning at period end.

The Trust had a 49% weighting in equities at the close of the year. It had allocations to all sectors, with the largest absolute weightings in information technology, consumer discretionary, health care and industrials. Within equities, the investment adviser used options as an additional source of income. As of December 31, 2021, the investment adviser had sold covered calls on approximately 10% of its equity positions.

The Trust finished the year with a weighting of 51% in fixed income, primarily high yield bonds and securitized assets. The investment adviser continued to emphasize these areas not only for their attractive yield potential, but also for each sector’s historical tendency to exhibit below-average interest rate sensitivity. The Trust also held a weighting in emerging market sovereign bonds where the investment adviser saw attractive yields relative to the underlying interest-rate risk.

The Trust’s weighting in private investments stood at 8.7% of total assets at year end.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Overview of the Trust’s Total Investments

TEN LARGEST HOLDINGS

Security(a)	Percent of Total Investments
Microsoft Corp.	2%
SPDR S&P 500 ETF Trust	1
Amazon.com, Inc.	1
UnitedHealth Group, Inc.	1
Alphabet, Inc.	1
SPDR Bloomberg Barclays High Yield Bond ETF	1
AbbVie, Inc.	1
Thermo Fisher Scientific, Inc.	1
Enbridge, Inc.	1
Abbott Laboratories	1

GEOGRAPHIC ALLOCATION

Country/Geographic Region	12/31/21		12/31/20
United States	63%		61%
Cayman Islands	6		6
Germany	3		2
United Kingdom	3		2
Netherlands	2		3
Mexico	2		2
France	2		3
Ireland	1		1
China	1		3
Canada	1		1
Luxembourg	1		1
India	1		1
Colombia	1		1
Italy	1		1
Brazil	1		1
Spain	1		—
Japan	1		1
Israel	1		—
Dominican Republic	1		—
Sweden	1		1
Indonesia	1		1
Egypt	1		1
Argentina	1		—
Taiwan	1		1
Macau	1		—
Saudi Arabia	1		1
Panama	—		1
Hong Kong	—		1
Ukraine	—		1
Chile	—		1
Switzerland	—		1
Other#	—	(b)	—	(b)

(a)	Excludes short-term securities.
(b)	Rounds to less than 1% of total investments.
#	Includes holdings within countries/geographic regions that are less than 1% of total investments. Please refer to the Consolidated Schedule of Investments for such countries/geographic regions.

T R U S T S U M M A R Y	9

Trust Summary as of December 31, 2021	BlackRock ESG Capital Allocation Trust (ECAT)

Investment Objective

BlackRock ESG Capital Allocation Trust’s (the “Trust”) investment objectives are to provide total return and income through a combination of current income, current gains and long-term capital appreciation. The Trust will invest in a portfolio of equity and debt securities. Generally, the Trust’s portfolio will include both equity and debt securities. At any given time, however, the Trust may emphasize either debt securities or equity securities. In addition, the Trust may invest without limit in “junk bonds,” corporate loans and distressed securities. The Trust will invest at least 80% of its total assets in securities that, in the Adviser’s assessment, meet certain environmental, social and governance (“ESG”) criteria. The Trust utilizes an option writing (selling) strategy in an effort to generate current gains from options premiums and to enhance the Trust’s risk-adjusted returns.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange	ECAT
Initial Offering Date	September 27, 2021
Current Distribution Rate on Closing Market Price as of December 31, 2021 ($18.65)(a)	6.43%
Current Monthly Distribution per Common Share(b)	$0.1000
Current Annualized Distribution per Common Share(b)	$1.2000

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.

(b)	The distribution rate is not constant and is subject to change.

Market Price and Net Asset Value Per Share Summary

	12/31/21	09/27/21	Change	High	Low

Closing Market Price	$18.65	$20.00	(6.75)%	$20.15	$18.14
Net Asset Value	20.69	20.00	3.45	20.90	19.93

Overview of the Trust’s Total Investments

TEN LARGEST HOLDINGS

Security(a)	Percent of Total Investments
NextEra Energy, Inc.	4%
Thermo Fisher Scientific, Inc.	3
Marsh & McLennan Cos., Inc.	3
Microsoft Corp.	3
American Tower Corp.	3
InvesCo QQQ Trust	2
Alphabet, Inc.	2
salesforce.com, Inc.	2
Boston Scientific Corp.	2
Masco Corp.	2

GEOGRAPHIC ALLOCATION

Country/Geographic Region	12/31/21
United States	85%
France	4
Germany	2
Taiwan	2
Cayman Islands	1
United Kingdom	1
Netherlands	1
Finland	1
South Korea	1
Israel	1
China	1
Other#	—	(b)

(a)	Excludes short-term securities.
(b)	Rounds to less than 1% of total investments.
#	Includes holdings within countries/geographic regions that are less than 1% of total investments. Please refer to the Schedule of Investments for such countries/geographic regions.

10	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments December 31, 2021	BlackRock Capital Allocation Trust (BCAT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Asset-Backed Securities

Canada — 0.0%
Fairstone Financial Issuance Trust I, Series 2020-1A, Class D, 6.87%, 10/20/39(a)	CAD	1,270	$1,057,695

Cayman Islands(a)(b) — 5.4%
522 Funding CLO Ltd., Series 2019-4A, Class DR, (3 mo. LIBOR US + 3.65%), 3.78%, 04/20/30	USD	1,950	1,950,768
AGL CLO 5 Ltd., Series 2020-5A, Class ER, (3 mo. LIBOR US + 6.45%), 6.58%, 07/20/34		3,000	2,999,856
AGL CLO Ltd.
Series 2020-3A, Class D, (3 mo. LIBOR US + 3.30%), 3.42%, 01/15/33		550	550,029
Series 2020-7A, Class DR, (3 mo. LIBOR US + 3.10%), 3.22%, 07/15/34		250	249,997
Series 2020-9A, Class D, (3 mo. LIBOR US + 3.70%), 3.83%, 01/20/34		850	853,752
Series 2020-9A, Class D, (3 mo. LIBOR US + 6.35%), 6.47%, 07/15/34		250	250,007
AIG CLO, Series 2021-1A, Class E, (3 mo. LIBOR US + 6.60%), 6.73%, 04/22/34		250	248,278
AIG CLO LLC, Series 2020-1A, Class ER, (3 mo. LIBOR US + 6.30%), 6.42%, 04/15/34		500	493,316
AIMCO CLO, 2017-AA, (3 mo. LIBOR US + 3.15%), 3.28%, 04/20/34		250	250,671
Allegany Park CLO Ltd., Series 2019-1A, Class D, (3 mo. LIBOR US + 3.70%), 3.83%, 01/20/33		600	600,308
Apidos CLO XXII, 2015-22A, (3 mo. LIBOR US + 2.95%), 3.08%, 04/20/31		250	249,268
Apidos CLO XXXII, Series 2019-32A, Class D, (3 mo. LIBOR US + 3.50%), 3.63%, 01/20/33		250	250,165
Apidos CLO XXXV, Series 2021-35A, Class E, (3 mo. LIBOR US + 5.75%), 5.88%, 04/20/34		375	370,060
Apidos CLO XXXVII, Series 2021-37A, Class E, (3 mo. LIBOR US + 6.30%), 6.43%, 10/22/34		750	736,076
Apres Static CLO Ltd., Series 2019-1A, Class CR, (3 mo. LIBOR US + 4.25%), 4.37%, 10/15/28		3,000	3,000,885
Ares LIX CLO Ltd., Series 2021-59A, Class E, (3 mo. LIBOR US + 6.25%), 6.37%, 04/25/34		700	684,954
ARES Loan Funding I Ltd.
Series 2021-ALFA, Class E, (3 mo. LIBOR US + 6.70%), 6.82%, 10/15/34		1,000	980,526
Series 2021-ALFA, Class SUB, 0.00%, 10/15/34		2,150	1,900,902
Ares LV CLO Ltd.
Series 2020-55A, Class DR, (3 mo. LIBOR US + 3.15%), 3.27%, 07/15/34		1,500	1,504,696
Series 2020-55A, Class ER, (3 mo. LIBOR US + 6.35%), 6.47%, 07/15/34		5,400	5,341,089
Ares LVI CLO Ltd., Series 2020-56A, Class ER, (3 mo. LIBOR US + 6.50%), 6.63%, 10/25/34		625	618,790
Balboa Bay Loan Funding Ltd., Series 2021-1A, Class E, (3 mo. LIBOR US + 6.16%), 6.29%, 07/20/34		250	249,973
Ballyrock CLO Ltd.
Series 2016-1A, Class DR2, (3 mo. LIBOR US + 3.15%), 3.27%, 10/15/28		500	500,048
Series 2019-1A, Class CR, (3 mo. LIBOR US + 3.05%), 3.17%, 07/15/32		2,700	2,699,971
Bardot CLO Ltd., Series 2019-2A, Class DR, (3 mo. LIBOR US + 3.00%), 3.13%, 10/22/32		250	249,998

Security	Par (000)		Value

Cayman Islands (continued)
Battalion CLO IX Ltd., Series 2015-9A, Class DR, (3 mo. LIBOR US + 3.25%), 3.37%, 07/15/31	USD	250	$248,774
Benefit Street Partners CLO XX Ltd., Series 2020-20A, Class ER, (3 mo. LIBOR US + 6.75%), 6.89%, 07/15/34		250	249,986
Birch Grove CLO 2 Ltd.
Series 2021-2A, Class D1, (3 mo. LIBOR US + 3.30%), 3.41%, 10/19/34		750	749,986
Series 2021-2A, Class E, (3 mo. LIBOR US + 6.95%), 7.06%, 10/19/34		500	489,268
Birch Grove CLO Ltd., Series 19A, Class DR, (3 mo. LIBOR US + 3.35%), 3.55%, 06/15/31		1,500	1,499,983
BlueMountain CLO Ltd., Series 2016-2A, Class C1R2, (3 mo. LIBOR US + 3.10%), 3.26%, 08/20/32		1,000	999,990
BlueMountain CLO XXX Ltd.
Series 2020-30A, Class D, (3 mo. LIBOR US + 3.90%), 4.02%, 01/15/33		3,650	3,657,007
Series 2020-30A, Class E, (3 mo. LIBOR US + 7.73%), 7.85%, 01/15/33		800	802,378
Buttermilk Park CLO Ltd., (3 mo. LIBOR US + 3.10%), 3.22%, 10/15/31		250	250,019
Canyon Capital CLO Ltd., Series 2021-2A, Class D, (3 mo. LIBOR US + 3.35%), 3.47%, 04/15/34		250	250,172
Canyon CLO Ltd., Series 2020-3A, Class E, (3 mo. LIBOR US + 7.25%), 7.37%, 01/15/34		250	250,749
CarVal CLO II Ltd., Series 2019-1A, Class DR, (3 mo. LIBOR US + 3.20%), 3.33%, 04/20/32		1,425	1,417,919
CarVal CLO VC Ltd., Series 2021-2A, Class E, (3 mo. LIBOR US + 6.75%), 6.96%, 10/15/34		500	495,000
CIFC Funding III Ltd., Series 2019-3A, Class CR, (3 mo. LIBOR US + 3.05%), 3.17%, 10/16/34		1,000	999,998
CIFC Funding Ltd., Series 2014-2RA, Class B1, (3 mo. LIBOR US + 2.80%), 2.92%, 04/24/30		1,000	990,314
Crown City CLO I, Series 2020-1A, Class DR, (3 mo. LIBOR US + 7.00%), 7.13%, 07/20/34		625	624,965
Crown City CLO III
Series 2021-1A, Class C, (3 mo. LIBOR US + 3.30%), 3.42%, 07/20/34		1,250	1,249,965
Series 2021-1A, Class D, (3 mo. LIBOR US + 6.75%), 6.87%, 07/20/34		500	499,947
Crown Point CLO 9 Ltd., Series 2020-9A, Class DR, (3 mo. LIBOR US + 3.75%), 3.88%, 07/14/34		500	499,994
Diameter Capital Clo 2 Ltd., Series 2021-2A, Class D, (3 mo. LIBOR US + 6.06%), 6.18%, 10/15/36		250	240,062
Dryden CLO Ltd., Series 2019-80A, Class D1, (3 mo. LIBOR US + 4.10%), 4.22%, 01/17/33		250	250,867
Eaton Vance CLO Ltd., Series 2019-1A, Class ER, (3 mo. LIBOR US + 6.50%), 6.62%, 04/15/31		500	499,977
Elmwood CLO I Ltd.
Series 2019-1A, Class DR, (3 mo. LIBOR US + 4.40%), 4.53%, 10/20/33		5,750	5,850,689
Series 2019-1A, Class ER, (3 mo. LIBOR US + 7.71%), 7.84%, 10/20/33		2,375	2,403,629
Elmwood CLO II Ltd.
Series 2019-2A, Class ER, (3 mo. LIBOR US + 6.80%), 6.93%, 04/20/34		2,500	2,510,751
Series 2019-2A, Class SUB, 0.00%, 04/20/34		1,000	843,091
Elmwood CLO V Ltd., Series 2020-2A, Class ER, (3 mo. LIBOR US + 6.10%), 6.23%, 10/20/34		250	242,582

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	11

Consolidated Schedule of Investments (continued) December 31, 2021	BlackRock Capital Allocation Trust (BCAT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Cayman Islands (continued)
Elmwood CLO VIII Ltd., Series 2021-1A, Class E1, (3 mo. LIBOR US + 6.00%), 6.13%, 01/20/34	USD	500	$480,835
Elmwood CLO X Ltd., Series 2021-3A, Class E, (3 mo. LIBOR US + 5.85%), 5.94%, 10/20/34		1,000	999,979
Flatiron CLO 19 Ltd., Series 2019-1A, Class DR, (3 mo. LIBOR US + 3.00%), 3.16%, 11/16/34		700	700,036
Goldentree Loan Management US CLO 6 Ltd., Series 2019-6A, Class D, (3 mo. LIBOR US + 3.85%), 3.98%, 01/20/33		250	250,281
Goldentree Loan Opportunities X Ltd., Series 2015-10A, Class DR, (3 mo. LIBOR US + 3.05%), 3.18%, 07/20/31.		750	741,858
GoldentTree Loan Management US CLO 1 Ltd., Series 2021-9A, Class E, (3 mo. LIBOR US + 4.75%), 4.88%, 01/20/33		1,000	936,365
Golub Capital Partners CLO 55B Ltd., Series 2021-55A, Class E, (3 mo. LIBOR US + 6.56%), 6.65%, 07/20/34		500	495,091
Gulf Stream Meridian 1 Ltd., Series 2020-IA, Class E, (3 mo. LIBOR US + 6.45%), 6.57%, 04/15/33		2,125	2,119,941
Kayne CLO 9 Ltd., Series 2020-9A, Class E, (3 mo. LIBOR US + 7.59%), 7.71%, 01/15/34		5,000	5,035,667
Kayne CLO III Ltd., Series 2019-3A, Class DR, (3 mo. LIBOR US + 2.75%), 2.87%, 04/15/32		250	249,998
Madison Park Funding XLIX Ltd., Series 2021-49A, Class E, (3 mo. LIBOR US + 6.25%), 6.37%, 10/19/34		250	247,524
Neuberger Berman CLO XXIII Ltd., Series 2016-23A, Class ER, (3 mo. LIBOR US + 5.75%), 5.87%, 10/17/27.		650	649,082
Neuberger Berman Loan Advisers CLO 34 Ltd., Series 2019-34A, Class E, (3 mo. LIBOR US + 7.80%), 7.93%, 01/20/33		500	503,687
Niagara Park Clo Ltd., Series 2019-1A, Class ER, (3 mo. LIBOR US + 5.95%), 6.07%, 07/17/32		1,000	995,258
Northwoods Capital 20 Ltd., Series 2019-20A, Class ER, (3 mo. LIBOR US + 7.85%), 7.97%, 01/25/32		1,250	1,251,274
OCP CLO Ltd.
Series 2015-9A, Class E, (3 mo. LIBOR US + 6.40%), 6.52%, 07/15/27		250	250,257
Series 2019-16A, Class ER, (3 mo. LIBOR US + 6.35%), 6.47%, 04/10/33		750	744,662
Series 2020-18A, Class DR, (3 mo. LIBOR US + 3.20%), 3.33%, 07/20/32		500	499,813
Series 2020-20A, Class D1, (3 mo. LIBOR US + 3.95%), 4.07%, 10/09/33		3,500	3,524,381
Series 2020-20A, Class E, (3 mo. LIBOR US + 7.66%), 7.78%, 10/09/33		2,250	2,267,731
Series 2021-22A, Class E, (3 mo. LIBOR US + 6.60%), 6.72%, 12/02/34		350	346,502
Octagon 54 Ltd., Series 2021-1A, Class D, (3 mo. LIBOR US + 3.05%), 3.18%, 07/15/34		250	250,099
OSD CLO Ltd., Series 2021-23A, Class E, (3 mo. LIBOR US + 6.00%), 6.01%, 04/17/31		250	250,000
Palmer Square CLO Ltd.
Series 2018-2A, Class D, (3 mo. LIBOR US + 5.60%), 5.72%, 07/16/31		250	243,773
Series 2021-2A, Class E, (3 mo. LIBOR US + 6.35%), 6.47%, 07/15/34		250	246,385

Security	Par (000)	Value

Cayman Islands (continued)
Palmer Square Loan Funding Ltd.
Series 2018-4A, Class D, (3 mo. LIBOR US + 4.25%), 4.41%, 11/15/26	USD 1,000	$1,000,893
Series 2019-2A, Class E, (3 mo. LIBOR US + 6.75%), 6.88%, 04/20/27	500	502,068
Series 2019-3A, Class C, (3 mo. LIBOR US + 3.40%), 3.56%, 08/20/27	1,900	1,901,282
Series 2019-3A, Class D, (3 mo. LIBOR US + 5.35%), 5.51%, 08/20/27	750	751,965
Series 2019-4A, Class D, (3 mo. LIBOR US + 5.90%), 6.02%, 10/24/27	600	599,454
Series 2020-1A, Class D, (3 mo. LIBOR US + 4.85%), 5.01%, 02/20/28	250	251,172
Series 2020-4A, Class C, (3 mo. LIBOR US + 3.60%), 3.78%, 11/25/28	1,000	1,001,042
Series 2021-1A, Class D, (3 mo. LIBOR US + 6.00%), 6.13%, 04/20/29	1,250	1,251,697
Series 2021-3A, Class C, (3 mo. LIBOR US + 2.50%), 2.67%, 07/20/29	250	250,188
Series 2021-3A, Class D, (3 mo. LIBOR US + 5.00%), 5.17%, 07/20/29	250	249,986
Series 2021-4A, Class D, (3 mo. LIBOR US + 5.00%), 5.13%, 10/15/29	750	750,001
Park Avenue Institutional Advisers CLO Ltd.
Series 2021-1A, Class D, (3 mo. LIBOR US + 7.30%), 7.43%, 01/20/34	600	598,041
Series 2021-2A, Class D, (3 mo. LIBOR US + 3.40%), 3.50%, 07/15/34	1,000	999,986
Series 2021-2A, Class E, (3 mo. LIBOR US + 7.01%), 7.11%, 07/15/34	600	576,256
Pikes Peak CLO 4, Series 2019-4A, Class DR, (3 mo. LIBOR US + 3.25%), 3.37%, 07/15/34	1,000	999,267
Pikes Peak CLO 6, Series 2020-6A, Class ER2, (3 mo. LIBOR US + 6.43%), 6.59%, 05/18/34	500	497,545
Post CLO Ltd.
Series 2018-1A, Class D, (3 mo. LIBOR US + 2.95%), 3.07%, 04/16/31	500	500,009
Series 2021-1A, Class E, (3 mo. LIBOR US + 6.45%), 6.58%, 10/15/34	750	749,773
Regatta XVII Funding Ltd.
Series 2020-1A, Class D, (3 mo. LIBOR US + 4.15%), 4.27%, 10/15/33	750	759,782
Series 2020-1A, Class E, (3 mo. LIBOR US + 7.61%), 7.73%, 10/15/33	250	252,655
Regatta XX Funding Ltd., Series 2021-2A, Class D, (3 mo. LIBOR US + 3.10%), 3.18%, 10/15/34	1,500	1,499,854
Regatta XXIV Funding Ltd., Series 2021-5A, Class E, (3 mo. LIBOR US + 6.80%), 6.89%, 01/20/35(c)	500	500,000
Romark CLO IV Ltd., Series 2021-4A, Class D, (3 mo. LIBOR US + 6.95%), 7.10%, 07/10/34	750	742,712
RR 19 Ltd., Series 2021-19A, Class D, (3 mo. LIBOR US + 6.50%), 6.62%, 10/15/35	250	247,510
Sixth Street CLO XIX Ltd., Series 2021-19A, Class E, (3 mo. LIBOR US + 5.90%), 6.04%, 07/20/34	3,750	3,749,644
Sixth Street CLO XVI Ltd., Series 2020-16A, Class E, (3 mo. LIBOR US + 7.32%), 7.45%, 10/20/32	1,480	1,484,814
Sound Point CLO Ltd., Series 2020-1A, (3 mo. LIBOR US + 3.35%), 3.48%, 07/20/34	250	250,196

12	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2021	BlackRock Capital Allocation Trust (BCAT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Cayman Islands (continued)
Stratus CLO Ltd.
Series 2021-1A, Class E, (3 mo. LIBOR US + 5.00%), 5.22%, 12/29/29	USD	1,500	$1,495,079
Series 2021-1A, Class SUB, 0.00%, 12/29/29		1,000	862,078
Series 2021-2A, Class E, (3 mo. LIBOR US + 5.75%), 5.97%, 12/28/29(c)		1,000	1,000,000
Series 2021-3A, Class E, (3 mo. LIBOR US + 5.75%), 5.97%, 12/29/29		500	500,000
Symphony CLO Ltd., Series 2019-21A, (3 mo. LIBOR US + 3.30%), 3.42%, 07/15/32		500	500,246
Symphony CLO XXIII Ltd., Series 2020-23A, Class ER, (3 mo. LIBOR US + 6.15%), 6.32%, 01/15/34		500	495,039
TCW CLO Ltd.
Series 2018-IIA, Class C, (3 mo. LIBOR US + 2.95%), 3.08%, 04/20/28		250	250,004
Series 2019-2A, Class D1, (3 mo. LIBOR US + 3.95%), 4.08%, 10/20/32		1,400	1,402,941
Series 2019-2A, Class D2A, (3 mo. LIBOR US + 4.89%), 5.02%, 10/20/32		750	750,685
TICP CLO IX Ltd., Series 2017-9A, Class D, (3 mo. LIBOR US + 2.90%), 3.03%, 01/20/31		500	499,799
TICP CLO VII Ltd., Series 2017-7A, Class ER, (3 mo. LIBOR US + 7.05%), 7.17%, 04/15/33		250	250,705
TICP CLO XI Ltd. (3 mo. LIBOR US + 3.05%), 3.18%, 10/20/31		250	250,019
Series 2018-11A, Class E, (3 mo. LIBOR US + 6.00%), 6.13%, 10/20/31		500	500,007
TICP CLO XV Ltd.
Series 2020-15A, Class D, (3 mo. LIBOR US + 3.15%), 3.28%, 04/20/33		250	250,532
Series 2020-15A, Class E, (3 mo. LIBOR US + 6.15%), 6.28%, 04/20/33		500	488,659
TRESTLES CLO Ltd., Series 2017-1A, Class CR, (3 mo. LIBOR US + 2.90%), 3.02%, 04/25/32		500	493,728
Trimaran Cavu Ltd., Series 2019-1A, Class D, (3 mo. LIBOR US + 4.15%), 4.28%, 07/20/32		1,750	1,756,984
Trinitas CLO XVI Ltd., Series 2021-16A, Class E, (3 mo. LIBOR US + 7.00%), 7.13%, 07/20/34		1,500	1,475,097
Tryon Park CLO Ltd., Series 2013-1A, Class DR, (3 mo. LIBOR US + 5.95%), 6.07%, 04/15/29		250	250,832
Venture 40 CLO Ltd., Series 2020-40A, Class D1, (3 mo. LIBOR US + 4.59%), 4.76%, 11/24/31		1,350	1,352,765
Voya CLO Ltd., Series 2019-2A, Class E, (3 mo. LIBOR US + 6.60%), 6.73%, 07/20/32		250	248,696
Whitebox Clo I Ltd.
Series 2019-1A, Class CR, (3 mo. LIBOR US + 3.05%), 3.17%, 07/24/32		250	250,005
Series 2019-1A, Class DR, (3 mo. LIBOR US + 6.40%), 6.52%, 07/24/32		1,300	1,287,406
Series 2019-1A, Class SUB, 0.00%, 07/24/32		1,000	829,932
Whitebox CLO II Ltd., Series 2020-2A, Class DR, (3 mo. LIBOR US + 3.35%), 3.47%, 10/24/34		2,750	2,750,196

Security	Par (000)		Value

Cayman Islands (continued)
Whitebox CLO III Ltd.
Series 2021-3A, Class D, (3 mo. LIBOR US + 3.35%), 3.47%, 10/15/34	USD	500	$500,019
Series 2021-3A, Class E, (3 mo. LIBOR US + 6.85%), 6.97%, 10/15/34		250	247,497

			124,989,666

Europe(b) — 0.2%
Ares European CLO VIII BV, Series 8X, Class DR, (3 mo. EURIBOR + 3.80%), 3.80%, 04/17/32(d)	EUR	1,905	2,166,515
Ares European CLO XII BV, Series 12X, Class E, (3 mo. EURIBOR + 6.10%), 6.10%, 04/20/32(d)		675	764,735
CIFC European Funding CLO III DAC, Series 3A, Class D, (3 mo. EURIBOR + 3.60%), 3.60%, 01/15/34(a)		700	800,913

			3,732,163

Ireland(b) — 1.2%
Anchorage Capital CLO Ltd., Series 4A, Class D, (3 mo. EURIBOR + 3.20%), 3.20%, 04/25/34(a)		2,000	2,282,278
Avoca CLO XXII DAC(a)
Series 22A, Class D, (3 mo. EURIBOR + 2.90%), 2.90%, 04/15/35		1,500	1,704,449
Series 22A, Class E, (3 mo. EURIBOR + 5.23%), 5.23%, 04/15/35		1,500	1,642,470
Bain Capital Credit CLO Ltd., Series 2019-1X, Class C, (3 mo. EURIBOR + 2.40%), 2.40%, 04/15/32(d)		1,000	1,138,874
BlueMountain CLO Ltd.(a)
Series 2021-1A, Class D, (3 mo. EURIBOR + 3.20%), 3.20%, 04/15/34		2,600	2,961,090
Series 2021-1A, Class E, (3 mo. EURIBOR + 5.41%), 5.41%, 04/15/34		3,000	3,242,427
CVC Cordatus Loan Fund XIX DAC, Series 19A, Class D, (3 mo. EURIBOR + 3.80%), 3.80%, 12/23/33(a)		2,300	2,625,455
CVC Cordatus Loan Fund XV DAC, Series 15X, Class E, (3 mo. EURIBOR + 5.78%), 5.78%, 08/26/32(d)		675	758,633
CVC Cordatus Loan Fund XVIII DAC, Series 18A, Class ER, (3 mo. EURIBOR + 6.06%), 6.06%, 07/29/34(a)		1,750	1,972,451
Dartry Park CLO DAC, Series 1A, Class CRR, (3 mo. EURIBOR + 3.35%), 3.35%, 01/28/34(a)		1,000	1,136,920
Goldentree Loan Management US CLO Ltd.,
Series 2X, Class E, (3 mo. EURIBOR + 5.25%), 5.25%, 01/20/32(d)		1,000	1,068,939
Henley CLO IV DAC, Series 4A, Class D, (3 mo. EURIBOR + 3.00%), 3.00%, 04/25/34(a)(c)		1,000	1,138,511
Invesco Euro CLO II DAC, (3 mo. EURIBOR + 3.80%), 3.80%, 01/15/34(a)		3,150	3,587,709
Marino Park CLO DAC, (3 mo. EURIBOR + 3.55%), 3.55%, 01/16/34(a)(c)		1,500	1,715,605
Prodigy Finance DAC(a)
Series 2021-1A, Class C, (1 mo. LIBOR US + 3.75%), 3.85%, 07/25/51	USD	340	341,249
Series 2021-1A, Class D, (1 mo. LIBOR US + 5.90%), 6.00%, 07/25/51		340	340,916

			27,657,976

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	13

Consolidated Schedule of Investments (continued) December 31, 2021	BlackRock Capital Allocation Trust (BCAT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Netherlands(b) — 0.1%
ALME Loan Funding BV, (3 mo. EURIBOR + 5.41%), 5.41%, 07/15/31(a)	EUR	2,250	$2,506,200
Ares European CLO VII DAC, Series 7X, Class DR, (3 mo. EURIBOR + 5.26%), 5.26%, 10/15/30(d)		500	561,864

			3,068,064

United Kingdom — 0.0%
Ares European CLO XII DAC, Series 12A, Class DR, (3 mo. EURIBOR + 3.00%), 3.00%, 04/20/32(a)(b)(c)		875	984,532

United States — 4.0%
510 Loan Acquisition Trust, Series 2020-1, Class A, 5.11%, 09/25/60(a)	USD	5,278	5,364,204
Ajax Mortgage Loan Trust(a)
Series 2020-C, Class A, 2.25%, 09/27/60		430	429,930
Series 2020-C, Class B, 5.00%, 09/27/60		375	379,462
Series 2020-C, Class C, 0.00%, 09/27/60		1,181	956,652
Series 2020-D, Class B, 5.00%, 06/25/60		525	526,281
Series 2020-D, Class C, 0.00%, 06/25/60		1,241	1,144,149
Series 2021-E, Class B3, 4.30%, 12/25/60(b)		955	464,257
Series 2021-E, Class SA, 0.00%, 12/25/60(b)		20	9,839
Series 2021-E, Class XS, 0.00%, 12/25/60		15,679	464,153
AMSR Trust, Series 2020-SFR5, Class G, 4.11%, 11/17/37(a)		2,899	2,860,560
Bilbao CLO II DAC, Series 2A, Class DR, (3 mo. EURIBOR + 5.97%), 5.97%, 08/20/35(a)(b)	EUR	2,000	2,241,895
Citigroup Mortgage Loan Trust(b)
Series 2007-AHL2, Class A3B, (1 mo. LIBOR US + 0.20%), 0.30%, 05/25/37	USD	5,003	4,163,946
Series 2007-AHL3, Class A3B, (1 mo. LIBOR US + 0.17%), 0.27%, 07/25/45		3,792	3,261,269
College Ave Student Loans LLC, Series 2021-A, Class D, 4.12%, 07/25/51(a)		310	310,480
Credit Suisse ABS Repackaging Trust, Series 2013-A, Class R1, 0.00%, 04/25/43(a)(c)		5	3,700,320
Home Partners of America Trust, Series 2021-2, Class F, 3.80%, 12/17/26(a)		2,499	2,453,795
Lending Funding Trust(a)
Series 2020-2A, Class C, 4.30%, 04/21/31		980	1,038,805
Series 2020-2A, Class D, 6.77%, 04/21/31		2,830	3,084,300
Lendmark Funding Trust, Series 2021-1A, Class D, 5.05%, 11/20/31(a)		2,320	2,399,881
Litigation Fee Residual Funding Trust, 4.00%, 10/30/27(c)		4,488	4,403,850
Mariner Finance Issuance Trust(a)
5.40%, 03/20/36		1,420	1,497,010
Series 2021-BA, Class E, 4.68%, 11/20/36		540	539,118
Navient Private Education Refi Loan Trust, Series 2021-DA, Class D, 4.00%, 04/15/60(a)(c)		1,340	1,294,243
Nelnet Student Loan Trust(a)
Series 2021-A, Class D, 4.93%, 04/20/62		1,670	1,715,447
Series 2021-BA, Class D, 4.75%, 04/20/62		340	339,784
Series 2021-CA, Class D, 4.44%, 04/20/62		110	112,170
Ocean Beach Spc, Series 2020-1I, Class A, 4.00%, 09/26/22		827	1,049,077
OCP CLO Ltd., Series 2016-12A, Class CR, (3 mo. LIBOR US + 3.00%), 3.12%, 10/18/28(a)(b)		1,550	1,551,194
OneMain Financial Issuance Trust, Series 2019-1A, Class E, 5.69%, 02/14/31(a)		850	854,832

Security		Par (000)		Value

United States (continued)
Oportun Issuance Trust(a)
Series 2021-B, Class D, 5.41%, 05/08/31	USD	2,362		$2,362,700
Series 2021-C, Class D, 5.57%, 10/08/31		250		248,458
Progress Residential Trust(a) 4.25%, 04/19/38		4,555		4,583,419
Series 2021-SFR1, Class G, 3.86%, 04/17/38		4,826		4,822,746
Series 2021-SFR1, Class H, 5.00%, 04/17/38		750		758,458
Series 2021-SFR3, Class G, 4.25%, 05/17/26		3,190		3,153,299
Series 2021-SFR3, Class H, 4.75%, 05/17/26		1,140		1,116,140
Regional Management Issuance, 3.88%, 10/17/33(c)		4,780		4,744,150
Regional Management Issuance Trust, Series 2020-1, Class D, 6.77%, 10/15/30(a)		2,050		2,081,586
Republic Finance Issuance Trust(a)
Series 2020-A, Class D, 7.00%, 11/20/30		5,110		5,350,350
Series 2021-A, Class D, 5.23%, 12/22/31		800		798,222
SMB Private Education Loan Trust(a)
Series 2021-A, Class D1, 3.86%, 01/15/53		3,500		3,446,466
Series 2021-A, Class D2, 3.86%, 01/15/53		1,910		1,886,465
Series 2021-C, Class D, 3.93%, 01/15/53(c)		780		774,974
SoFi Professional Loan Program LLC(a)
Series 2015-D, Class RC, 0.00%, 10/26/37(c)		—	(e)	1,927,493
Series 2017-A, Class R, 0.00%, 03/26/40(c)		105		1,591,319
Series 2018-A, Class R1, 0.00%, 02/25/42		115		3,184,165
Structured Asset Securities Corp Mortgage Loan Trust, (1 mo. LIBOR US + 1.80%), 1.90%, 05/25/35(b)		182		183,400
Tricon Residential Trust(a)
Series 2021-SFR1, Class F, 3.69%, 07/17/38		1,375		1,352,491
Series 2021-SFR1, Class G, 4.13%, 07/17/38		887		870,611

				93,847,815

Total Asset-Backed Securities — 10.9%
(Cost: $258,918,912)				255,337,911

	Shares

Common Stocks

Argentina — 0.4%
MercadoLibre, Inc.(f)	7,001	9,440,148

Australia — 0.1%
Glencore PLC	650,961	3,316,827

Brazil — 0.1%
NU Holdings Ltd.(f)	141,621	1,328,405

Canada — 1.1%
Cenovus Energy Inc.	476,172	5,840,076
Enbridge, Inc.	466,756	18,231,878
Shopify, Inc., Class A(f)	1,907	2,626,683

		26,698,637

Cayman Islands(f) — 0.5%
Diversey Holdings Ltd.	526,297	7,005,013
Hedosophia European Growth	187,590	1,629,553
Highland Transcend Partners I Corp.	114,071	1,176,072
Salt Pay Co., Ltd., (Acquired 11/16/21, Cost: $2,398,802)(c)(g)	1,235	2,398,802

		12,209,440

China — 0.8%
Alibaba Group Holding Ltd., ADR(f)	41,841	4,970,292

14	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2021	BlackRock Capital Allocation Trust (BCAT) (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
JD Health International, Inc.(a)(f)	413,500	$3,261,868
Kindstar Globalgene Technology, Inc., (Acquired 07/08/21, Cost: $1,705,424)(g)	1,341,000	985,429
Kindstar Globalgene Technology, Inc.(a)(f)	707,000	519,715
Li Auto, Inc., ADR(f)	73,466	2,358,259
Tencent Holdings Ltd.	125,400	7,317,228

		19,412,791

Finland — 0.2%
Neste OYJ	68,593	3,375,857

France — 2.0%
Alstom SA	146,920	5,217,194
Arkema SA	59,095	8,340,940
BNP Paribas SA	32,607	2,254,481
Cie de Saint-Gobain	76,691	5,394,948
Danone SA	111,887	6,954,835
LVMH Moet Hennessy Louis Vuitton SE	11,844	9,788,280
Safran SA	68,978	8,444,505
Societe Generale SA	26,548	912,421

		47,307,604

Germany — 2.7%
Allianz SE, Registered Shares	19,998	4,716,700
Auto1 Group SE(a)(f)	216,524	4,785,518
Daimler AG, Registered Shares	206,103	15,747,123
Daimler Truck Holding AG(f)	70,713	2,599,562
Deutsche Telekom AG, Registered Shares	529,607	9,785,806
Puma SE	47,338	5,781,117
Siemens AG, Registered Shares	65,108	11,276,886
Vantage Towers AG	224,398	8,216,267

		62,908,979

Hong Kong — 0.3%
AIA Group Ltd.(a)	788,200	7,955,177

India — 0.3%
Think & Learn Private Ltd., (Acquired 12/11/20, Cost: $5,113,105)(c)(g)	2,279	7,165,688

Ireland — 0.3%
Aptiv PLC(f)	36,446	6,011,768
Trane Technologies PLC	7,112	1,436,837

		7,448,605

Israel(f) — 0.7%
Nice Ltd., ADR	35,864	10,888,310
Playtika Holding Corp.	328,616	5,681,771
SimilarWeb Ltd.	29,929	536,028

		17,106,109

Italy — 1.0%
Ariston Holding NV(f)	480,872	5,551,372
Enel SpA	808,374	6,463,822
Intesa Sanpaolo SpA	3,951,996	10,207,702

		22,222,896

Japan — 0.9%
Daifuku Co. Ltd.	3,500	286,212
Disco Corp.	1,500	458,479
FANUC Corp.	37,500	7,971,071
Hoya Corp.	54,967	8,156,648
Keyence Corp.	1,300	817,386

Security	Shares	Value

Japan (continued)
Kose Corp.	10,600	$1,202,485
Recruit Holdings Co. Ltd.	14,500	882,407
Sony Group Corp.	8,100	1,022,853

		20,797,541

Luxembourg — 0.1%
Arrival SA(f)	214,096	1,588,592

Netherlands — 2.1%
Adyen NV(a)(f)	3,966	10,410,748
ASML Holding NV	18,976	15,200,152
ING Groep NV	941,583	13,090,831
NXP Semiconductors NV	43,675	9,948,292

		48,650,023

Norway — 0.0%
LINK Mobility Group Holding ASA(f)	53,629	116,585

South Korea — 0.2%
Amorepacific Corp.	40,489	5,682,044

Spain — 0.4%
Cellnex Telecom SA(a)	169,475	9,817,280

Sweden — 0.7%
Sandvik AB	255,217	7,113,798
Volvo AB, B Shares	372,232	8,608,418

		15,722,216

Switzerland — 0.3%
Cie Financiere Richemont SA, Class A, Registered Shares	11,817	1,765,871
On Holding AG, Class A(f)	104,674	3,957,724

		5,723,595

Taiwan — 0.5%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	96,512	11,611,359

United Kingdom — 2.1%
Alphawave IP Group PLC(f)	471,648	1,275,522
AstraZeneca PLC	78,447	9,160,204
Barclays PLC	263,573	671,389
BP PLC	95,034	425,811
BP PLC, ADR	65,040	1,732,015
Capri Holdings Ltd.(f)	31,756	2,061,282
Compass Group PLC(f)	256,885	5,783,428
Genius Sports Ltd.(f)	264,757	2,012,153
Lloyds Banking Group PLC	22,504,456	14,614,198
THG PLC(f)	290,128	900,075
Unilever PLC	183,430	9,840,368

		48,476,445

United States — 38.6%
Abbott Laboratories	129,399	18,211,615
AbbVie, Inc.	136,709	18,510,399
ACV Auctions, Inc., Class A(f)	200,364	3,774,857
Advance Auto Parts, Inc.	9,467	2,270,944
Air Products & Chemicals, Inc.	37,411	11,382,671
Airbnb, Inc., Class A(f)	4,083	679,779
Albemarle Corp.	27,578	6,446,909
Alcoa Corp.	9,565	569,883
Alkami Technology, Inc.(f)	119,197	2,391,092
Alnylam Pharmaceuticals, Inc.(f)	7,195	1,220,128
Alphabet, Inc., Class A(f)	85	246,248

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	15

Consolidated Schedule of Investments (continued) December 31, 2021	BlackRock Capital Allocation Trust (BCAT) (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Alphabet, Inc., Class C(f)	8,819	$25,518,570
AltC Acquisition Corp., Class A(f)	135,303	1,332,735
Altice USA, Inc., Class A(f)	44,000	711,920
Altus Power, (Acquired 12/09/21, Cost: $1,217,500)(g)	121,750	1,181,917
Amazon.com, Inc.(f)(h)	8,396	27,995,119
American Tower Corp.	59,531	17,412,817
ANSYS, Inc.(f)	1,173	470,514
Apple, Inc.	95,914	17,031,449
Applied Materials, Inc.	57,943	9,117,910
Astra Space, Inc., (Acquired 08/20/21, Cost: $2,055,190)(g)	205,519	1,424,247
Autodesk, Inc.(f)	37,536	10,554,748
AvidXchange Holdings, Inc.(f)	40,310	607,069
Bank of America Corp.	315,190	14,022,803
Bath & Body Works, Inc.	22,456	1,567,204
Berkshire Grey, Inc.	49,000	269,500
Best Buy Co., Inc.	17,391	1,766,926
Boston Scientific Corp.(f)	405,531	17,226,957
Bristol-Myers Squibb Co.	163,671	10,204,887
California Resources Corp.	62,728	2,679,113
Cano Health, Inc., (Acquired 09/02/21, Cost: $2,773,110)(g)	277,311	2,470,841
Capital One Financial Corp.	74,285	10,778,011
CareMax, Inc., (Acquired 07/22/21, Cost: $607,500)(g)	60,750	466,560
Carrier Global Corp.	31,136	1,688,817
CF Industries Holdings, Inc.	14,980	1,060,284
Charles Schwab Corp.	147,532	12,407,441
Charter Communications, Inc., Class A(f)	8,502	5,543,049
Climate Real Impact Solutions II Acquisition Corp.(f)	47,791	466,440
Comcast Corp., Class A	197,306	9,930,411
ConocoPhillips(h)	136,453	9,849,178
Costco Wholesale Corp.	24,941	14,159,006
Crowdstrike Holdings, Inc., Class A(f)	3,000	614,250
Crown PropTech Acquisitions(f)	133,056	1,321,246
Crown Proptech Acquisitions Pvt Ltd.(c)	51,000	122,910
D.R. Horton, Inc.	52,400	5,682,780
Danaher Corp.	2,409	792,585
Davidson Kempner Merchant Co-investment Fund LP, (Acquired 04/01/21, Cost: $3,260,748)(g)(i)	5,016,900	3,488,802
Deere & Co.	1,365	468,045
Delta Air Lines, Inc.(f)	14,022	547,980
Devon Energy Corp.	23,019	1,013,987
DexCom, Inc.(f)	4,251	2,282,574
Dick’s Sporting Goods, Inc.	6,617	760,889
Doma Holdings, Inc., (Acquired 09/08/21, Cost: $2,461,540)(g)	246,154	1,250,462
DoubleVerify Holdings, Inc.(f)	22,188	738,417
Edwards Lifesciences Corp.(f)	23,509	3,045,591
Element Solutions, Inc.	61,328	1,489,044
Energy Transfer LP	116,685	960,318
Enterprise Products Partners LP	314,982	6,917,005
Epic Games, Inc., (Acquired 03/29/21, Cost: $2,499,240)(c)(g)	2,824	2,729,227
EQT Corp.(f)	773,411	16,868,094
Exscientia Ltd., (Acquired 10/01/21, Cost: $1,406,122)(g)	200,700	3,867,788
Exxon Mobil Corp.	15,095	923,663
Fanatics Holdings Inc., (Acquired 12/15/21, Cost: $8,566,971)(c)(g)	126,282	8,566,971

Security	Shares	Value

United States (continued)
FedEx Corp.	4,721	$1,221,039
Floor & Decor Holdings, Inc., Class A(f)	4,802	624,308
Ford Motor Co.	84,679	1,758,783
Fortive Corp.	195,094	14,883,721
Freeport-McMoRan, Inc.(h)	292,122	12,190,251
Frontier Communications Parent, Inc.(f)	39,936	1,177,713
Generac Holdings, Inc.(f)	4,029	1,417,886
General Motors Co.(f)	61,446	3,602,579
Gitlab, Inc., Class A(f)	4,380	381,060
Globalfoundries, Inc.(f)	170,422	11,072,317
Gores Holdings VIII, Inc., Class A, Class A(f)	66,058	673,792
Green Plains, Inc.(f)	61,330	2,131,831
HCA Healthcare, Inc.	5,768	1,481,915
Hilton Worldwide Holdings, Inc.(f)	25,984	4,053,244
Home Depot, Inc.	17,198	7,137,342
Informatica, Inc., Class A, Class A(f)	27,766	1,026,787
International Flavors & Fragrances, Inc.	42,654	6,425,825
Intuitive Surgical, Inc.(f)	8,313	2,986,861
Israel Amplify Program Corp.(c)	64,193	16,690
Johnson & Johnson	101,229	17,317,245
Johnson Controls International PLC	19,915	1,619,289
JPMorgan Chase & Co.	1,300	205,855
Khosla Ventures Acquisition Co.(f)	144,123	1,397,993
Kins Technology Group, Inc.(f)	312,827	3,187,707
Kins Technology Group, Inc.(c)	117,311	79,771
Latch, Inc., (Acquired 07/12/21, Cost: $1,778,410)(g)	177,841	1,346,256
Liberty Broadband Corp., Class C(f)	37,945	6,112,939
Liberty Media Acquisition Corp.(f)	279,322	2,963,606
Liberty Media Corp. - Liberty SiriusXM, Class C(f)	265,797	13,515,777
Lightning eMotors, Inc.	82,174	169,149
Lions Gate Entertainment Corp., Class A(f)	22,945	381,805
Lowe’s Cos., Inc.	12,378	3,199,465
Marqeta, Inc., Class A(f)	88,521	1,519,906
Marsh & McLennan Cos., Inc.	69,674	12,110,735
Masco Corp.	144,554	10,150,582
Mastercard, Inc., Class A	40,357	14,501,077
McDonald’s Corp.	26,408	7,079,193
Micron Technology, Inc.	97,460	9,078,399
Microsoft Corp.	142,785	48,021,451
Mirion Tech, Inc., (Acquired 11/04/21, Cost: $4,773,900)(g)	477,390	4,998,273
Moderna, Inc.(f)	5,794	1,471,560
Moneylion, Inc., Class A, (Acquired 10/25/21, Cost: $1,536,260)(g)	153,626	619,113
Morgan Stanley	90,136	8,847,750
NextEra Energy, Inc.(h)	151,378	14,132,650
Offerpad Solutions, Inc., (Acquired 10/01/21, Cost: $2,025,910)(g)	202,591	1,296,582
O’Reilly Automotive, Inc.(f)	1,080	762,728
Park Hotels & Resorts, Inc.(f)	35,866	677,150
Parker-Hannifin Corp.	30,856	9,815,911
PayPal Holdings, Inc.(f)	30,343	5,722,083
Penn National Gaming, Inc.(f)	11,914	617,741
Petco Health & Wellness Co., Inc.(f)	19,461	385,133
Planet Labs, (Acquired 12/07/21, Cost: $1,959,000)(g)	195,900	1,072,209
Playstudios, Inc., (Acquired 07/30/21, Cost: $2,839,240)(g)	283,924	1,121,500
PPG Industries, Inc.	80,717	13,918,839
Proof Acquisition Corp.(c)	29,114	146
PVH Corp.	11,806	1,259,110

16	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2021	BlackRock Capital Allocation Trust (BCAT) (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Regeneron Pharmaceuticals, Inc.(f)	5,007	$3,162,021
ResMed, Inc.	9,434	2,457,368
Rivian Automotive, Inc., Class A(f)	40,571	4,206,807
Rocket Lab USA, Inc., (Acquired 10/08/21, Cost: $1,525,780)(g)	152,578	1,873,658
Rotor Acquisition Ltd.(c)	23,869	173,050
salesforce.com, Inc.(f)	62,751	15,946,912
Sarcos Technology and Robotics Corp., (Acquired 10/21/21, Cost: $9,644,590)(g)	964,459	9,625,301
Sarcos Technology and Robotics Corp.(f)	48,017	479,210
Science Strategic Acquisition Corp. Alpha(f)	34,164	333,099
Seagen, Inc.(f)	23,011	3,557,501
Sema4 Holdings Corp., (Acquired 08/13/21, Cost: $1,692,020)(g)	169,202	754,641
Sempra Energy	100,662	13,315,569
ServiceNow, Inc.(f)	18,862	12,243,513
Signet Jewelers Ltd.	11,302	983,613
SmartRent, Inc.(f)	178,795	1,730,736
Snorkel AI, Inc., (Acquired 06/30/21, Cost: $189,563)(c)(g)	12,621	180,733
Sonos, Inc.(f)	80,478	2,398,244
SPDR Blackstone Senior Loan ETF	320,329	14,616,612
Starwood Property Trust, Inc.	45,958	1,116,779
Stryker Corp.	5,282	1,412,512
Sun Country Airlines, (Acquired 09/17/21, Cost: $3,969,094)(g)	175,935	4,794,229
Taboola.com Ltd., (Acquired 09/02/21, Cost: $762,000)(g)	76,200	592,836
TE Connectivity Ltd.	56,084	9,048,593
Thermo Fisher Scientific, Inc.	27,598	18,414,489
Tishman Speyer Innovation Corp. II, Class A, Class A(f)	212,535	2,072,216
TJX Cos., Inc.	149,306	11,335,311
Toast, Inc., Class A(f)	56,874	1,974,097
TPB Acquisition Corp. I, Class A, Class A(f)	77,043	755,021
Twilio, Inc., Class A(f)	2,000	526,680
Uber Technologies, Inc.(f)	17,015	713,439
United Parcel Service, Inc., Class B	80,647	17,285,878
United Rentals, Inc.(f)	4,031	1,339,461
United States Steel Corp.	35,462	844,350
UnitedHealth Group, Inc.	52,975	26,600,866
Valero Energy Corp.	60,434	4,539,198
Vertiv Holdings Co.	377,425	9,424,302
Victoria’s Secret & Co.(f)	9,879	548,680
Vulcan Materials Co.	63,811	13,245,887
Walmart, Inc.	44,876	6,493,108
Walt Disney Co.(f)	74,916	11,603,739
Western Digital Corp.(f)	27,019	1,761,909
Williams-Sonoma, Inc.	28,881	4,884,643
WillScot Mobile Mini Holdings Corp.(f)	41,429	1,691,960
Workday, Inc., Class A(f)	3,000	819,540

Security		Shares	Value

United States (continued)
Wynn Resorts Ltd.(f)		4,009	$340,925
Xilinx, Inc.		11,323	2,400,816

			899,634,270

Total Common Stocks — 56.4% (Cost: $1,124,792,566)			1,315,717,113

		Par (000)

Corporate Bonds

Argentina — 0.1%
Genneia SA, 8.75%, 09/02/27(a)	USD	1,378	1,287,069

Australia — 0.3%
FMG Resources August 2006 Pty Ltd.(a) 5.13%, 05/15/24		72	76,320
4.50%, 09/15/27		52	55,380
Oceana Australian Trust(c) 10.00%, 08/31/23	AUD	4,163	3,043,935
10.25%, 08/31/25		4,163	3,040,300

			6,215,935

Austria — 0.1%
BRF GmbH, 4.35%, 09/29/26(d)	USD	600	605,738
Klabin Austria GmbH, 3.20%, 01/12/31(a)		1,470	1,359,750
Suzano Austria GmbH, 3.13%, 01/15/32(j)		1,355	1,310,962

			3,276,450

Bahamas — 0.1%
Intercorp Peru Ltd., 3.88%, 08/15/29(a)		1,147	1,114,597

Bahrain(d)(j) — 0.1%
BBK BSC, 5.50%, 07/09/24		1,586	1,648,250
Oil and Gas Holding Co., 7.63%, 11/07/24		1,317	1,418,656

			3,066,906

Bermuda — 0.3%
Geopark Ltd., 5.50%, 01/17/27(a)		920	885,385
Investment Energy Resources Ltd., 6.25%, 04/26/29(a)		854	916,983
Luye Pharma Group Ltd., 1.50%, 07/09/24(d)(k)		1,185	1,186,185
Star Energy Geothermal Darajat II/Star Energy Geothermal Salak, 4.85%, 10/14/38(a)(j)		2,643	2,896,232

			5,884,785

Brazil — 0.7%
Banco do Brasil SA, 4.75%, 03/20/24(d)		200	209,287
Braskem Netherlands Finance BV, (5 year CMT + 8.22%), 8.50%, 01/23/81(a)(b)		2,647	3,070,189
BRF SA, 4.88%, 01/24/30(d)		820	828,354
Centrais Eletricas Brasileiras SA, 4.63%, 02/04/30(a)		1,908	1,888,085
Embraer Netherlands Finance BV, 5.40%, 02/01/27		1,807	1,882,668
Gol Finance SA, 7.00%, 01/31/25(a)		2,123	1,862,667
Itau Unibanco Holding SA/Cayman Island, 5.13%, 05/13/23(a)(j)		1,680	1,753,815

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	17

Consolidated Schedule of Investments (continued) December 31, 2021	BlackRock Capital Allocation Trust (BCAT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Brazil (continued)
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc., 5.50%, 01/15/30(a)	USD	105	$114,188
Oi SA, (10.00% Cash or 8.00% Cash + 4.00% PIK), 10.00%, 07/27/25(l)		2,623	2,309,551
Rumo Luxembourg Sarl, 5.88%, 01/18/25(a)		200	205,413
Suzano Austria GmbH, 3.75%, 01/15/31(j)		929	942,819
Usiminas International Sarl, 5.88%, 07/18/26(a)		1,777	1,831,754

			16,898,790

British Virgin Islands — 0.0%
Haimen Zhongnan Investment Development International Co. Ltd., 12.00%, 06/08/22(d)		200	69,813

Canada(a) — 0.1%
1011778 BC ULC/New Red Finance, Inc. 5.75%, 04/15/25		43	44,612
3.88%, 01/15/28		64	64,817
4.38%, 01/15/28		64	65,280
Bausch Health Cos., Inc. 7.00%, 01/15/28		300	298,500
4.88%, 06/01/28		465	474,300
Brookfield Residential Properties, Inc./Brookfield Residential US LLC, 5.00%, 06/15/29		531	531,372
Clarios Global LP, 6.75%, 05/15/25		20	20,950
GFL Environmental, Inc. 4.25%, 06/01/25		39	40,129
5.13%, 12/15/26		39	40,560
Mattamy Group Corp. 5.25%, 12/15/27		23	24,190
4.63%, 03/01/30		91	92,679

			1,697,389

Cayman Islands — 1.6%
Agile Group Holdings Ltd.(d) 5.75%, 01/02/25		800	512,000
(5 year CMT + 11.08%), 7.75%(b)(j)(m)		1,070	502,900
Bioceanico Sovereign Certificate Ltd., 0.00%, 06/05/34(d)(j)(n)		2,754	2,065,006
China Aoyuan Group Ltd.(d) 7.95%, 06/21/24		380	72,081
5.98%, 08/18/25		410	77,772
6.20%, 03/24/26		1,100	209,220
China Evergrande Group(d)(f)(o) 8.25%, 03/23/22		700	127,444
10.50%, 04/11/24		400	59,825
China SCE Group Holdings Ltd., 7.00%, 05/02/25(d)(j)		2,000	1,615,000
DaFa Properties Group Ltd., 9.95%, 01/18/22(d)		370	336,663
Dexin China Holdings Co. Ltd., 11.88%, 04/23/22(d)		380	297,778
Fantasia Holdings Group Co. Ltd.(d)(f)(o) 9.25%, 07/28/23		4,000	918,750
9.88%, 10/19/23		650	149,297
Hilong Holding Ltd., 9.75%, 11/18/24(d)		410	331,408
IHS Holding Ltd., 6.25%, 11/29/28(a)		1,415	1,429,150
Jingrui Holdings Ltd.(d) 12.75%, 03/11/22		374	168,183
12.00%, 07/25/22		370	204,189
Kaisa Group Holdings Ltd.(d)(f)(o) 10.88%, 07/23/23(j)		2,800	723,275
11.25%, 04/16/25		280	73,465
11.70%, 11/11/25(j)		450	118,350
Logan Group Co. Ltd., 5.75%, 01/14/25(d)(j)		1,500	1,434,450

Security		Par (000)	Value

Cayman Islands (continued)
MAF Sukuk Ltd., 3.93%, 02/28/30(d)	USD	2,786	$2,979,801
Melco Resorts Finance Ltd. 4.88%, 06/06/25(d)		342	333,728
5.38%, 12/04/29(d)		2,000	1,931,625
5.38%, 12/04/29(a)		238	229,863
Modern Land China Co. Ltd., 9.80%, 04/11/23(d)(f)(o)		680	122,188
Oryx Funding Ltd., 5.80%, 02/03/31(a)		1,308	1,383,210
Powerlong Real Estate Holdings Ltd., 6.25%, 08/10/24(d)(j)		1,200	1,023,000
Redsun Properties Group Ltd.(d)(j) 9.70%, 04/16/23		1,200	544,358
7.30%, 01/13/25		870	365,835
Ronshine China Holdings Ltd.(d) 8.10%, 06/09/23		800	288,000
7.35%, 12/15/23(j)		2,600	975,000
7.10%, 01/25/25		400	150,000
Sable International Finance Ltd., 5.75%, 09/07/27(d)		1,812	1,855,035
Shelf Drilling Holdings Ltd., 8.88%, 11/15/24(a)		153	156,060
Shimao Group Holdings Ltd., 3.45%, 01/11/31(d)		860	489,125
Shui On Development Holding Ltd.(d) 5.50%, 03/03/25(j)		1,500	1,439,531
5.50%, 06/29/26		390	366,478
Sinic Holdings Group Co. Ltd.(d)(f)(o) 8.50%, 01/24/22(j)		1,100	43,890
10.50%, 06/18/22		400	15,960
Sitka Holdings LLC, (3 mo. LIBOR US + 4.50%), 5.25%, 07/06/26(a)(b)		2,385	2,441,145
Sunac China Holdings Ltd.(d) 5.95%, 04/26/24		680	431,800
7.00%, 07/09/25		2,700	1,700,156
Times China Holdings Ltd.(d) 6.75%, 07/08/25		700	475,781
5.75%, 01/14/27(j)		2,230	1,504,553
Wynn Macau Ltd.(a) 4.88%, 10/01/24		593	555,863
5.13%, 12/15/29		351	312,390
XP, Inc., 3.25%, 07/01/26(a)		862	828,490
Yuzhou Group Holdings Co. Ltd.(d) 6.00%, 10/25/23		200	65,000
7.38%, 01/13/26		3,788	1,041,700
6.35%, 01/13/27(j)		1,133	311,221
Zhenro Properties Group Ltd.(d) 8.35%, 03/10/24(j)		750	513,750
7.88%, 04/14/24		1,200	786,000
6.63%, 01/07/26(j)		885	568,613

			37,655,355

Chile — 0.3%
Celulosa Arauco y Constitucion SA, 4.20%, 01/29/30(d)(j)		1,760	1,872,530
Embotelladora Andina SA, 3.95%, 01/21/50(a)		150	155,231
Kenbourne Invest SA, 6.88%, 11/26/24(a)(j)		2,864	2,988,942
VTR Comunicaciones SpA(a)(j) 5.13%, 01/15/28		1,428	1,454,150
4.38%, 04/15/29		1,485	1,477,575

			7,948,428

China(d) — 0.8%
Central China Real Estate Ltd., 7.25%, 08/13/24(j)		922	571,352
China Aoyuan Group Ltd. 8.50%, 01/23/22		740	155,169

18	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2021	BlackRock Capital Allocation Trust (BCAT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

China (continued)
China Aoyuan Group Ltd. (continued) 6.35%, 02/08/24(j)	USD	1,200	$234,000
China Evergrande Group(f)(o) 9.50%, 04/11/22		850	130,581
11.50%, 01/22/23		750	112,406
China Grand Automotive Services Ltd., 8.63%, 04/08/22		370	240,384
China SCE Group Holdings Ltd., 7.25%, 04/19/23		700	616,000
CIFI Holdings Group Co. Ltd., 5.95%, 10/20/25		1,500	1,455,000
Easy Tactic Ltd.(j) 9.13%, 07/28/22		1,250	539,688
12.38%, 11/18/22		1,750	757,203
Fantasia Holdings Group Co. Ltd., 11.75%, 04/17/22(f)(o)		820	188,600
Fortune Star BVI Ltd.(j) 6.85%, 07/02/24		1,500	1,539,750
5.05%, 01/27/27		2,800	2,660,280
Haimen Zhongnan Investment Development International Co. Ltd., 10.88%, 06/18/22		200	69,938
Health & Happiness H&H International Holdings Ltd., 5.63%, 10/24/24		800	798,400
Kaisa Group Holdings Ltd., 9.38%, 06/30/24(f)(j)(o)		900	234,450
KWG Group Holdings Ltd., 7.88%, 09/01/23(j)		1,022	774,995
New Metro Global Ltd., 6.50%, 05/20/22		2,500	2,375,000
RKPF Overseas Ltd.
Series 2019-A, 6.00%, 09/04/25		1,500	1,439,531
Series 2020-A, 5.20%, 01/12/26(j)		1,300	1,207,440
Ronshine China Holdings Ltd., 8.95%, 01/22/23		200	75,000
Scenery Journey Ltd.(f)(o) 11.50%, 10/24/22		500	64,625
12.00%, 10/24/23		600	76,500
Seazen Group Ltd., 6.00%, 08/12/24		1,500	1,271,250
Wanda Group Overseas Ltd., 7.50%, 07/24/22(j)		1,500	1,402,500
Wanda Properties Overseas Ltd., 6.88%, 07/23/23		750	714,375

			19,704,417

Colombia — 0.5%
Banco GNB Sudameris SA, (5 year CMT + 6.66%), 7.50%, 04/16/31(a)(b)		691	685,947
Bancolombia SA, 3.00%, 01/29/25		200	199,225
Ecopetrol SA 5.38%, 06/26/26		85	89,452
4.63%, 11/02/31		2,335	2,267,986
5.88%, 05/28/45		2,478	2,365,406
Empresas Publicas de Medellin ESP, 4.25%, 07/18/29(a)(j)		2,624	2,485,092
Geopark Ltd., 6.50%, 09/21/24(a)		763	781,026
Grupo Aval Ltd., 4.38%, 02/04/30(a)		1,400	1,341,200
Millicom International Cellular SA, 5.13%, 01/15/28(d)		2,117	2,191,946
SURA Asset Management SA, 4.88%, 04/17/24(a)		100	105,581

			12,512,861

Cyprus — 0.0%
MHP SE, 7.75%, 05/10/24(a)		423	429,953

Dominican Republic — 0.1%
Aeropuertos Dominicanos Siglo XXI SA, 6.75%, 03/30/29(a)(j)		2,872	2,960,493

Security		Par (000)	Value

France — 0.0%
Altice France SA, 5.50%, 01/15/28(a)	USD	372	$369,177

Germany — 0.4%
Adler Pelzer Holding GmbH, 4.13%, 04/01/24(a)	EUR	3,303	3,507,686
APCOA Parking Holdings GmbH, (3 mo. EURIBOR + 5.00%), 5.00%, 01/15/27(a)(b)		852	973,882
Douglas GmbH, 6.00%, 04/08/26(a)		1,102	1,250,863
Kirk Beauty SUN GmbH, (8.25% Cash or 9.00% PIK), 8.25%, 10/01/26(a)(l)		785	853,573
KME SE, 6.75%, 02/01/23(d)		2,500	2,723,860

			9,309,864

Guatemala — 0.1%
Central American Bottling Corp., 5.75%, 01/31/27(a)	USD	2,008	2,058,576

Hong Kong — 0.1%
Wanda Group Overseas Ltd., 8.88%, 03/21/23(d)		380	333,450
Yango Justice International Ltd.(j) 10.25%, 09/15/22(p)		1,200	311,625
7.50%, 04/15/24(d)		2,000	532,900
Yanlord Land HK Co. Ltd., 5.13%, 05/20/26(d)		850	822,375

			2,000,350

India — 1.0%
Adani Electricity Mumbai Ltd., 3.95%, 02/12/30(a)(j)		1,000	987,375
Delhi International Airport Ltd.(d) 6.13%, 10/31/26		2,000	2,048,500
6.45%, 06/04/29		600	594,000
GMR Hyderabad International Airport Ltd.(d) 5.38%, 04/10/24		2,000	2,052,875
4.25%, 10/27/27		600	579,488
HPCL-Mittal Energy Ltd., 5.45%, 10/22/26(d)(j)		2,000	2,085,000
Manappuram Finance Ltd., 5.90%, 01/13/23(d)(j)		1,200	1,225,500
Muthoot Finance Ltd.(j) 6.13%, 10/31/22(a)		2,294	2,351,780
4.40%, 09/02/23(d)		1,500	1,530,000
ReNew Power Pvt Ltd., 5.88%, 03/05/27(d)		3,800	3,947,440
Shriram Transport Finance Co. Ltd., 5.10%, 07/16/23(d)		5,000	5,112,500
Vedanta Resources Finance II PLC, 13.88%, 01/21/24(d)		800	846,650

			23,361,108

Indonesia(d) — 0.4%
Medco Oak Tree Pte Ltd., 7.38%, 05/14/26		4,000	4,135,200
Pertamina Persero PT, 3.65%, 07/30/29(j)		1,948	2,066,463
Theta Capital Pte Ltd., 8.13%, 01/22/25(j)		1,800	1,893,937

			8,095,600

Ireland — 0.2%
C&W Senior Financing DAC, 6.88%, 09/15/27(d)		1,294	1,345,760
Metalloinvest Finance DAC, 3.38%, 10/22/28(a)		2,963	2,928,037
Phosagro OAO Via Phosagro Bond Funding DAC, 3.05%, 01/23/25(a)		200	202,760

			4,476,557

Israel(a)(d) — 0.1%
Energean Israel Finance Ltd. 4.50%, 03/30/24		104	104,160
4.88%, 03/30/26		1,140	1,131,094
Leviathan Bond Ltd., 5.75%, 06/30/23		1,640	1,684,517

			2,919,771

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	19

Consolidated Schedule of Investments (continued) December 31, 2021	BlackRock Capital Allocation Trust (BCAT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Italy(a) — 0.3%
Forno d’Asolo SpA, (3 mo. EURIBOR + 5.50%), 5.50%, 04/30/27(b)	EUR	3,040	$3,322,597
Marcolin SpA, 6.13%, 11/15/26		928	1,076,027
Shiba Bidco SpA, 4.50%, 10/31/28		1,882	2,164,083

			6,562,707

Japan — 0.0%
Takeda Pharmaceutical Co. Ltd., 3.18%, 07/09/50(j)	USD	272	274,176

Jersey — 0.0%
Galaxy Pipeline Assets Bidco Ltd., 2.94%, 09/30/40(d)		219	217,905
Wheel Bidco Ltd., 6.75%, 07/15/26(a)	GBP	360	477,532

			695,437

Kuwait — 0.1%
NBK Tier 1 Financing Ltd., (6 year USD Swap + 2.88%), 3.63%(a)(b)(j)(m)	USD	1,400	1,381,188

Luxembourg — 0.8%
Altice Financing SA, 5.00%, 01/15/28(a)		408	398,163
Atento Luxco 1 SA, 8.00%, 02/10/26(a)		415	441,404
FEL Energy VI Sarl, 5.75%, 12/01/40(d)(j)		1,213	1,202,007
Garfunkelux Holdco 3 SA(a) 6.75%, 11/01/25	EUR	2,286	2,697,605
7.75%, 11/01/25	GBP	3,885	5,462,310
Gol Finance SA, 8.00%, 06/30/26(a)	USD	876	824,152
Herens Midco Sarl, 5.25%, 05/15/29(a)	EUR	1,006	1,074,215
Kenbourne Invest SA, 4.70%, 01/22/28(a)(j)	USD	540	526,770
MC Brazil Downstream Trading Sarl, 7.25%, 06/30/31(a)(j)		1,410	1,402,509
MHP Lux SA, 6.25%, 09/19/29(d)(j)		2,205	2,070,357
Millicom International Cellular SA(a) 5.13%, 01/15/28		180	186,390
4.50%, 04/27/31		1,616	1,626,403
Picard Bondco SA, 5.38%, 07/01/27(a)	EUR	750	859,212
Sani/Ikos Financial Holdings 1 Sarl, 5.63%, 12/15/26(a)		718	829,050

			19,600,547

Macau — 0.5%
Champion Path Holdings Ltd.(d) 4.50%, 01/27/26	USD	551	527,583
4.85%, 01/27/28		390	371,304
MGM China Holdings Ltd., 5.88%, 05/15/26(d)		5,000	5,007,188
Studio City Finance Ltd., 5.00%, 01/15/29(a)		1,290	1,158,823
Wynn Macau Ltd., 5.50%, 01/15/26(d)		4,000	3,720,000

			10,784,898

Mauritius — 0.4%
Azure Power Energy Ltd., 3.58%, 08/19/26(a)		825	831,961
CA Magnum Holdings, 5.38%, 10/31/26(d)		1,000	1,033,800
HTA Group Ltd., 7.00%, 12/18/25(a)		1,869	1,946,447
India Cleantech Energy, 4.70%, 08/10/26(a)		955	969,026
India Green Energy Holdings, 5.38%, 04/29/24(a)		1,402	1,447,565
Network i2i Ltd., (5 year CMT + 4.27%), 5.65%(b)(d)(m)		2,450	2,574,491
UPL Corp. Ltd., (5 year CMT + 3.87%), 5.25%(b)(d)(m)		700	703,194

			9,506,484

Mexico — 1.5%
Alfa SAB de CV, 6.88%, 03/25/44(d)		200	261,313
Alpek SAB de CV, 3.25%, 02/25/31(a)		1,503	1,505,630

Security		Par (000)	Value

Mexico (continued)
Axtel SAB de CV, 6.38%, 11/14/24(a)	USD	1,271	$1,306,588
Braskem Idesa SAPI, 6.99%, 02/20/32(a)		1,370	1,376,422
Cemex SAB de CV 5.45%, 11/19/29(d)(j)		549	588,905
3.88%, 07/11/31(a)		700	697,813
Controladora Mabe SA de CV, 5.60%, 10/23/28(a)(j)		1,200	1,364,100
Cydsa SAB de CV, 6.25%, 10/04/27(a)		620	637,554
Grupo Bimbo SAB de CV, (5 year CMT + 3.28%), 5.95%(a)(b)(m)		1,200	1,239,975
Grupo KUO SAB de CV, 5.75%, 07/07/27(a)		1,200	1,235,850
Mexico City Airport Trust 4.25%, 10/31/26(a)(j)		200	212,038
5.50%, 07/31/47(d)		1,257	1,254,879
Operadora de Servicios Mega SA de CV Sofom ER, 8.25%, 02/11/25(a)(j)		2,881	2,671,767
Petroleos Mexicanos 6.88%, 08/04/26(j)		2,533	2,777,434
6.50%, 03/13/27(j)		1,958	2,081,609
5.95%, 01/28/31(j)		4,558	4,423,881
6.70%, 02/16/32(a)(j)		2,569	2,588,267
6.38%, 01/23/45		1,707	1,482,743
6.75%, 09/21/47		3,048	2,689,860
7.69%, 01/23/50(j)		2,910	2,793,600
Trust Fibra Uno, 5.25%, 01/30/26(a)(j)		1,015	1,110,156

			34,300,384

MultiNational — 0.0%
Mongolian Mining Corp/Energy Resources LLC, 9.25%, 04/15/24(d)		390	319,508
Promigas SA ESP/Gases del Pacifico SAC, 3.75%, 10/16/29(a)		200	196,725

			516,233

Netherlands — 0.5%
Embraer Netherlands Finance BV, 6.95%, 01/17/28(a)		1,049	1,162,620
Equate Petrochemical BV(a) 4.25%, 11/03/26		200	217,225
2.63%, 04/28/28(j)		851	853,127
Metinvest BV(d) 8.50%, 04/23/26		1,372	1,428,423
7.65%, 10/01/27		1,400	1,395,450
Titan Holdings II BV, 5.13%, 07/15/29(a)	EUR	566	639,816
VEON Holdings BV, 4.00%, 04/09/25(a)	USD	2,085	2,118,881
Vivo Energy Investments BV, 5.13%, 09/24/27(a)		1,837	1,910,480
Ziggo Bond Co. BV, 6.00%, 01/15/27(a)		231	237,930
Ziggo BV(a) 5.50%, 01/15/27		190	195,225
4.88%, 01/15/30		256	262,554

			10,421,731

Oman — 0.1%
OQ SAOC, 5.13%, 05/06/28(a)		1,529	1,556,044

Panama(a) — 0.1%
Aeropuerto Internacional de Tocumen SA, 5.13%, 08/11/61(j)		1,590	1,665,326
Banco Nacional de Panama, 2.50%, 08/11/30		200	187,225

			1,852,551

Paraguay — 0.0%
Frigorifico Concepcion SA, 7.70%, 07/21/28(a)(j)		725	731,706

20	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2021	BlackRock Capital Allocation Trust (BCAT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Peru — 0.2%
Inkia Energy Ltd., 5.88%, 11/09/27(d)	USD	2,588	$2,653,185
InRetail Consumer, 3.25%, 03/22/28(a)		860	852,905
Kallpa Generacion SA, 4.88%, 05/24/26(d)		200	212,413
Nexa Resources SA, 5.38%, 05/04/27(a)		1,200	1,271,475

			4,989,978

Philippines — 0.0%
Globe Telecom, Inc., (5 year CMT + 5.53%), 4.20%(b)(d)(m)		510	522,750

Qatar — 0.0%
Qatar Energy, 3.30%, 07/12/51(a)		200	205,500

Saudi Arabia — 0.1%
Arabian Centres Sukuk II Ltd., 5.63%, 10/07/26(a)		2,506	2,465,277

Singapore — 0.3%
Continuum Energy Levanter Pte Ltd., 4.50%, 02/09/27(a)		1,754	1,791,015
LMIRT Capital Pte Ltd., 7.25%, 06/19/24(d)(j)		2,000	2,050,000
Puma International Financing SA 5.13%, 10/06/24(a)		1,200	1,200,000
5.00%, 01/24/26(d)		2,101	2,096,798
TML Holdings Pte Ltd., 4.35%, 06/09/26(d)		700	707,000

			7,844,813

South Africa — 0.2%
Gold Fields Orogen Holdings BVI Ltd., 5.13%, 05/15/24(a)		1,400	1,491,263
Sasol Financing USA LLC, 6.50%, 09/27/28		2,456	2,657,852

			4,149,115

Turkey — 0.0%
Anadolu Efes Biracilik Ve Malt Sanayii AS, 3.38%, 06/29/28(a)		247	239,281

Ukraine — 0.0%
NPC Ukrenergo, 6.88%, 11/09/26(a)		1,050	917,543

United Arab Emirates(d)(j) — 0.2%
DP World Salaam, (5 year CMT + 5.75%), 6.00%(b)(m)		1,772	1,916,529
MAF Sukuk Ltd., 4.64%, 05/14/29		2,985	3,314,842

			5,231,371

United Kingdom — 0.8%
Avianca Midco 2 Ltd., 9.00%, 12/01/28(a)		1,112	1,111,908
BCP V Modular Services Finance II PLC, 6.13%, 11/30/28(a)	GBP	2,355	3,171,672
BCP V Modular Services Finance PLC, 6.75%, 11/30/29(a)	EUR	3,137	3,513,437
Constellation Automotive Financing PLC, 4.88%, 07/15/27(a)	GBP	317	422,081
Deuce Finco PLC, 5.50%, 06/15/27(a)		1,978	2,657,692
Fresnillo PLC, 4.25%, 10/02/50(a)	USD	200	209,413
Inspired Entertainment Financing PLC, 7.88%, 06/01/26(a)	GBP	675	931,919
International Game Technology PLC, 6.25%, 01/15/27(a)	USD	200	224,000
Liquid Telecommunications Financing PLC, 5.50%, 09/04/26(a)		1,652	1,696,914
Royalty Pharma PLC, 3.55%, 09/02/50(j)		235	232,995
Vedanta Resources Finance II PLC 8.00%, 04/23/23(d)		300	293,306
8.95%, 03/11/25(a)		1,439	1,406,622

Security	Par (000)		Value

United Kingdom (continued)
Vedanta Resources Ltd., 6.38%, 07/30/22(d)	USD	1,700	$1,677,475
Virgin Media Finance PLC, 5.00%, 07/15/30(a)		289	287,555
Virgin Media Secured Finance PLC, 4.50%, 08/15/30(a)		244	245,540
Vmed O2 UK Financing I PLC, 4.25%, 01/31/31(a)		219	214,620
Vodafone Group PLC, 4.25%, 09/17/50(j)		205	236,603

			18,533,752

United States — 8.6%
AbbVie, Inc., 4.25%, 11/21/49(j)		164	197,156
Acadia Healthcare Co., Inc., 5.00%, 04/15/29(a)		243	249,682
ADT Security Corp., 4.88%, 07/15/32(a)		132	134,771
AECOM, 5.13%, 03/15/27		45	49,021
Affinity Gaming, 6.88%, 12/15/27(a)		1,000	1,040,000
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC(a)(j) 3.50%, 03/15/29		4,304	4,312,436
4.88%, 02/15/30		3,801	4,104,016
Allegiant Travel Co., 8.50%, 02/05/24(a)		5,000	5,325,000
Amazon.com, Inc.(j) 2.50%, 06/03/50		249	237,082
3.10%, 05/12/51		502	535,946
American Builders & Contractors Supply Co., Inc., 4.00%, 01/15/28(a)		32	32,743
American Tower Corp.(j) 3.10%, 06/15/50		301	292,721
2.95%, 01/15/51		252	238,698
AMN Healthcare, Inc., 4.00%, 04/15/29(a)		224	227,080
Anheuser-Busch InBev Worldwide, Inc., 4.50%, 06/01/50(j)		361	445,047
Anthem, Inc., 3.13%, 05/15/50(j)		289	296,116
Apple, Inc., 2.65%, 02/08/51(j)		244	239,902
Aramark Services, Inc., 5.00%, 02/01/28(a)		405	418,669
Arconic Corp.(a) 6.00%, 05/15/25		32	33,440
6.13%, 02/15/28		27	28,733
Ashton Woods USA LLC/Ashton Woods Finance Co., 4.63%, 08/01/29(a)		385	380,187
AT&T, Inc., 3.30%, 02/01/52(j)		247	241,884
Avaya, Inc., 6.13%, 09/15/28(a)		65	68,900
Azul Investments LLP 5.88%, 10/26/24(d)(j)		2,955	2,745,934
7.25%, 06/15/26(a)		1,015	929,550
B&G Foods, Inc. 5.25%, 04/01/25		31	31,663
5.25%, 09/15/27		40	41,352
Ball Corp., 2.88%, 08/15/30		110	106,700
Bank of America Corp.(b)(j)
(3 mo. LIBOR US + 3.15%), 4.08%, 03/20/51		316	380,093
(SOFR + 1.65%), 3.48%, 03/13/52		277	305,657
Bausch Health Americas, Inc., 9.25%, 04/01/26(a)		127	134,144
Bausch Health Cos., Inc.(a) 9.00%, 12/15/25		129	135,860
5.75%, 08/15/27		43	44,634
Berry Global, Inc., 4.88%, 07/15/26(a)		108	111,717
Blue Racer Midstream LLC/Blue Racer Finance Corp., 7.63%, 12/15/25(a)		398	421,880
Bristow Group, Inc., 6.88%, 03/01/28(a)		1,204	1,252,425
Broadcom, Inc., 3.75%, 02/15/51(a)(j)		517	540,525
Buckeye Partners LP, 4.15%, 07/01/23		23	23,575
Builders FirstSource, Inc., 6.75%, 06/01/27(a)		29	30,595

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	21

Consolidated Schedule of Investments (continued) December 31, 2021	BlackRock Capital Allocation Trust (BCAT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

United States (continued)
Caesars Entertainment, Inc., 6.25%, 07/01/25(a)(j)	USD	2,691	$2,824,541
Caesars Resort Collection LLC/CRC Finco, Inc., 5.75%, 07/01/25(a)		296	309,117
California Resources Corp., 7.13%, 02/01/26(a)		583	605,667
Calpine Corp.(a) 4.50%, 02/15/28(j)		4,009	4,159,337
5.13%, 03/15/28		191	193,896
Carrols Restaurant Group, Inc., 5.88%, 07/01/29(a)		140	126,000
CCO Holdings LLC/CCO Holdings Capital Corp., 4.75%, 03/01/30(a)		262	272,480
CDK Global, Inc., 5.25%, 05/15/29(a)		36	38,160
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op, 5.50%, 05/01/25(a)		136	140,760
Centene Corp. 2.45%, 07/15/28		2,423	2,386,655
4.63%, 12/15/29		301	324,616
2.63%, 08/01/31		1,617	1,584,660
Centennial Resource Production LLC, 5.38%, 01/15/26(a)		150	147,000
Charles River Laboratories International, Inc., 4.25%, 05/01/28(a)		23	23,920
Charter Communications Operating LLC/Charter Communications Operating Capital 3.50%, 06/01/41(j)		234	228,146
3.70%, 04/01/51		297	287,136
Cheniere Energy Partners LP 4.50%, 10/01/29		128	135,680
3.25%, 01/31/32(a)		877	885,770
Cheniere Energy, Inc., 4.63%, 10/15/28		276	293,587
Chesapeake Energy Corp.(a) 5.50%, 02/01/26		1,373	1,445,082
5.88%, 02/01/29		251	268,507
Churchill Downs, Inc., 4.75%, 01/15/28(a)		23	23,805
Cinemark Holdings, Inc., 4.50%, 08/15/25(k)		4,035	5,765,006
Citgo Holding, Inc., 9.25%, 08/01/24(a)		1,275	1,281,375
Citigroup, Inc., (SOFR + 4.55%), 5.32%, 03/26/41(b)(j)		221	292,089
Clarios Global LP/Clarios US Finance Co., 6.25%, 05/15/26(a)		40	41,850
Clean Harbors, Inc., 4.88%, 07/15/27(a)		24	24,720
CNX Resources Corp., 7.25%, 03/14/27(a)		127	134,713
Colgate Energy Partners III LLC, 7.75%, 02/15/26(a)		438	473,040
Compass Minerals International, Inc., 6.75%, 12/01/27(a)		23	24,353
Crown Castle International Corp., 3.25%, 01/15/51(j)		198	194,560
CrownRock LP/CrownRock Finance, Inc., 5.63%, 10/15/25(a)		215	219,837
CSC Holdings LLC(a) 5.75%, 01/15/30		467	465,249
4.63%, 12/01/30		200	189,250
CVS Health Corp., 5.05%, 03/25/48(j)		152	198,731
Dana, Inc., 4.25%, 09/01/30		276	279,795
Darling Ingredients, Inc., 5.25%, 04/15/27(a)		17	17,553
Dave & Buster’s, Inc., 7.63%, 11/01/25(a)		245	261,231
DaVita, Inc., 4.63%, 06/01/30(a)		142	145,372
DCP Midstream Operating LP 5.38%, 07/15/25		50	54,625
5.13%, 05/15/29		66	74,580
Dell International LLC/EMC Corp., 8.35%, 07/15/46(j)		37	244,389

Security	Par (000)		Value

United States (continued)
DISH DBS Corp., 7.75%, 07/01/26	USD	530	$559,150
Easy Tactic Ltd., 8.13%, 02/27/23(d)		300	110,250
Elanco Animal Health, Inc., 5.90%, 08/28/28		64	74,240
Endeavor Energy Resources LP/EER Finance, Inc.(a) 6.63%, 07/15/25		176	186,213
5.75%, 01/30/28		292	311,238
Energizer Holdings, Inc., 4.38%, 03/31/29(a)		82	80,028
EQT Corp., 3.00%, 10/01/22		27	27,270
Equinix, Inc., 2.95%, 09/15/51(j)		257	242,557
Five Point Operating Co. LP/Five Point Capital Corp., 7.88%, 11/15/25(a)(j)		3,917	4,085,823
Ford Motor Co., 3.25%, 02/12/32		636	651,264
Ford Motor Credit Co. LLC 3.09%, 01/09/23		1,116	1,134,866
4.13%, 08/17/27(j)		1,641	1,771,263
5.11%, 05/03/29		1,971	2,239,549
Forestar Group, Inc.(a) 3.85%, 05/15/26		504	505,260
5.00%, 03/01/28		5,651	5,799,339
Freed Corp., 10.00%, 12/01/23(c)		5,965	5,815,875
Freeport-McMoRan, Inc. 5.00%, 09/01/27		74	76,960
4.63%, 08/01/30		105	112,613
Fresh Market, Inc., 9.75%, 05/01/23(a)(j)		3,000	3,086,250
Frontier Communications Holdings LLC 5.88%, 10/15/27(a)		828	875,610
6.75%, 05/01/29(a)		171	177,840
5.88%, 11/01/29		65	64,745
Full House Resorts, Inc., 8.25%, 02/15/28(a)		230	241,500
General Motors Co., 5.95%, 04/01/49(j)		319	436,641
Genesis Energy LP/Genesis Energy Finance Corp., 8.00%, 01/15/27		455	468,905
Gilead Sciences, Inc., 2.80%, 10/01/50(j)		250	242,361
Gray Television, Inc., 7.00%, 05/15/27(a)		86	91,913
Greenland Global Investment Ltd.(d) 6.13%, 04/22/23		240	188,400
6.75%, 09/26/23		200	167,912
Hanesbrands, Inc., 4.63%, 05/15/24(a)		56	58,640
Harsco Corp., 5.75%, 07/31/27(a)		78	79,463
HCA, Inc. 5.38%, 02/01/25		1,319	1,449,581
5.88%, 02/01/29		132	157,285
3.50%, 09/01/30		1,416	1,496,535
Herc Holdings, Inc., 5.50%, 07/15/27(a)		54	56,160
Hilton Domestic Operating Co., Inc. 4.88%, 01/15/30		86	91,913
3.63%, 02/15/32(a)(j)		3,977	3,956,081
Hologic, Inc., 3.25%, 02/15/29(a)		42	42,000
Homes By West Bay LLC, 9.50%, 04/30/27(c)		5,256	5,164,020
Howard Hughes Corp.(a) 5.38%, 08/01/28		105	111,830
4.13%, 02/01/29		1,002	1,015,377
4.38%, 02/01/31		1,102	1,113,020
Howmet Aerospace, Inc., 6.88%, 05/01/25		115	132,217
iHeartCommunications, Inc. 6.38%, 05/01/26		228	236,082
4.75%, 01/15/28(a)		140	141,977
International Business Machines Corp., 4.25%, 05/15/49(j)		194	235,295
IRB Holding Corp., 7.00%, 06/15/25(a)		117	123,782

22	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2021	BlackRock Capital Allocation Trust (BCAT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

United States (continued)
Iron Mountain, Inc.(a) 4.88%, 09/15/27	USD	105	$108,883
5.25%, 03/15/28		86	89,440
5.25%, 07/15/30		422	444,713
JBS USA LUX SA/JBS USA Finance, Inc., 6.75%, 02/15/28(a)		1,916	2,067,862
JPMorgan Chase & Co., (SOFR + 2.44%), 3.11%, 04/22/51(b)(j)		292	301,686
Kaiser Aluminum Corp., 4.63%, 03/01/28(a)		90	90,900
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, 4.75%, 06/01/27(a)		64	66,160
Kroger Co., 3.95%, 01/15/50(j)		254	292,057
Lamar Media Corp., 4.00%, 02/15/30		37	37,537
Lamb Weston Holdings, Inc., 4.88%, 05/15/28(a)		23	24,898
Legends Hospitality Holding Co. LLC/Legends Hospitality Co-Issuer, Inc., 5.00%, 02/01/26(a)		122	122,610
Level 3 Financing, Inc. 5.25%, 03/15/26		67	68,483
3.63%, 01/15/29(a)		71	67,450
Lightning eMotors, Inc., 7.50%, 05/15/24(a)(k)		945	751,084
Lions Gate Capital Holdings LLC, 5.50%, 04/15/29(a)		90	91,575
Lowe’s Cos., Inc., 3.00%, 10/15/50(j)		296	291,915
Lumen Technologies, Inc.(a) 5.13%, 12/15/26		277	288,255
4.00%, 02/15/27		81	82,179
LYB International Finance III LLC, 3.63%, 04/01/51(j)		188	198,951
Marriott Ownership Resorts, Inc., 6.13%, 09/15/25(a)		11	11,468
Masonite International Corp., Class C, 5.38%, 02/01/28(a)		23	24,121
MasTec, Inc., 4.50%, 08/15/28(a)		27	28,046
MCM Trust, 3.00%, 08/25/28(c)		2,352	2,352,361
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.(j)
4.63%, 06/15/25(a)		4,086	4,356,044
5.75%, 02/01/27		152	171,760
MGM Resorts International 6.75%, 05/01/25		64	66,880
5.50%, 04/15/27		374	398,310
Midwest Gaming Borrower LLC/Midwest Gaming Finance Corp., 4.88%, 05/01/29(a)		1,215	1,221,075
Molina Healthcare, Inc.(a) 4.38%, 06/15/28		36	37,080
3.88%, 11/15/30		370	383,875
Morgan Stanley, (SOFR + 1.43%), 2.80%, 01/25/52(b)(j)		384	376,781
Motorola Solutions, Inc.(j) 2.75%, 05/24/31		700	701,261
5.50%, 09/01/44		185	240,808
Mozart Debt Merger Sub, Inc., 3.88%, 04/01/29(a)		3,380	3,368,069
MPT Operating Partnership LP/MPT Finance Corp., 4.63%, 08/01/29		96	101,280
MSCI, Inc., 3.88%, 02/15/31(a)		90	93,713
Nationstar Mortgage Holdings, Inc., 5.13%, 12/15/30(a)		453	447,337
New Home Co., Inc., 7.25%, 10/15/25(a)		661	674,220
Nexstar Media, Inc., 5.63%, 07/15/27(a)		124	130,711
NextEra Energy Operating Partners LP(a) 4.25%, 09/15/24		4	4,140
4.50%, 09/15/27		47	50,760

Security	Par (000)		Value

United States (continued)
NRG Energy, Inc., 5.25%, 06/15/29(a)	USD	62	$66,426
Oracle Corp., 3.95%, 03/25/51(j)		749	777,542
Outfront Media Capital LLC/Outfront Media Capital Corp.(a)
5.00%, 08/15/27		89	91,072
4.63%, 03/15/30		88	87,780
Pacific Gas and Electric Co., 4.50%, 07/01/40		42	44,260
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co. Issuer, 7.50%, 06/01/25(a)		91	96,005
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co.Issuer(a)
5.88%, 10/01/28		86	89,440
4.88%, 05/15/29		1,790	1,830,275
Parsley Energy LLC/Parsley Finance Corp., 4.13%, 02/15/28(a)(j)		1,275	1,282,969
Peninsula Pacific Entertainment LLC/Peninsula Pacific Entertainment Finance, Inc., 8.50%, 11/15/27(a)		5,448	5,883,840
PennyMac Financial Services, Inc., 5.38%, 10/15/25(a)		90	92,475
PG&E Corp., 5.00%, 07/01/28		65	68,368
Pilgrim’s Pride Corp., 5.88%, 09/30/27(a)		38	40,126
Pitney Bowes, Inc.(a) 6.88%, 03/15/27		525	545,212
7.25%, 03/15/29		445	457,237
Playtika Holding Corp., 4.25%, 03/15/29(a)		575	563,500
Post Holdings, Inc., 4.63%, 04/15/30(a)		334	340,179
Prime Security Services Borrower LLC/Prime Finance, Inc.(a)
3.38%, 08/31/27		66	63,716
6.25%, 01/15/28		389	405,532
Radiate Holdco LLC/Radiate Finance, Inc., 4.50%, 09/15/26(a)		40	40,400
Rattler Midstream LP, 5.63%, 07/15/25(a)		450	468,000
Renewable Energy Group, Inc., 5.88%, 06/01/28(a)		275	282,562
Rocket Mortgage LLC / Rocket Mortgage Co-Issuer, Inc., 3.88%, 03/01/31(a)(j)		4,153	4,215,295
Rockies Express Pipeline LLC, 4.95%, 07/15/29(a)		71	75,599
Sasol Financing USA LLC 4.38%, 09/18/26		850	855,355
5.50%, 03/18/31		1,590	1,596,042
Scenery Journey Ltd., 13.00%, 11/06/22(d)(f)(o)		980	126,971
Scientific Games International, Inc., 5.00%, 10/15/25(a)		689	709,325
Select Medical Corp., 6.25%, 08/15/26(a)		55	58,258
Service Properties Trust 4.50%, 06/15/23		2,122	2,120,960
4.35%, 10/01/24		144	141,121
7.50%, 09/15/25		143	154,931
5.50%, 12/15/27		360	369,461
Sirius XM Radio, Inc.(a) 5.50%, 07/01/29(j)		3,689	3,974,897
4.13%, 07/01/30		132	132,000
Six Flags Theme Parks, Inc., 7.00%, 07/01/25(a)		33	35,242
Specialty Building Products Holdings LLC/SBP Finance Corp., 6.38%, 09/30/26(a)		108	113,192
Sprint Corp., 7.63%, 03/01/26		98	117,659
SRS Distribution, Inc., 4.63%, 07/01/28(a)		290	291,087
Standard Industries, Inc.(a)
5.00%, 02/15/27		79	81,323

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	23

Consolidated Schedule of Investments (continued) December 31, 2021	BlackRock Capital Allocation Trust (BCAT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

United States (continued)
Standard Industries, Inc.(a) (continued) 4.38%, 07/15/30	USD	101	$103,071
Steel Dynamics, Inc., 3.25%, 10/15/50(j)		238	239,864
Stem, Inc., 0.50%, 12/01/28(a)(k)		200	190,760
Summit Materials LLC/Summit Materials Finance Corp., 5.25%, 01/15/29(a)		51	53,417
Sunoco LP/Sunoco Finance Corp.
4.50%, 05/15/29		474	481,359
4.50%, 04/30/30(a)		1,172	1,201,200
Talen Energy Supply LLC, 7.25%, 05/15/27(a)(j)		3,902	3,453,270
Tap Rock Resources LLC, 7.00%, 10/01/26(a)(j)		2,783	2,894,320
Targa Resources Partners LP/Targa Resources Partners Finance Corp.(j) 5.88%, 04/15/26		4,233	4,416,987
5.50%, 03/01/30		323	352,877
4.00%, 01/15/32(a)		2,927	3,058,715
Taylor Morrison Communities, Inc., 5.88%, 06/15/27(a)(j)		3,592	4,023,040
TEGNA, Inc. 4.75%, 03/15/26(a)		25	26,000
4.63%, 03/15/28		181	182,953
Teleflex, Inc., 4.25%, 06/01/28(a)		45	46,359
Tenet Healthcare Corp.(a) 7.50%, 04/01/25		60	63,147
4.63%, 06/15/28		81	83,228
4.25%, 06/01/29(j)		4,566	4,636,727
4.38%, 01/15/30		1,531	1,551,003
Texas Capital Bank NA, (3 mo. LIBOR US + 4.50%), 4.63%, 09/30/24(a)(b)		3,800	3,804,761
T-Mobile USA, Inc. 4.75%, 02/01/28		129	135,772
4.50%, 04/15/50(j)		251	293,771
3.30%, 02/15/51(j)		241	235,371
TransDigm, Inc., 6.25%, 03/15/26(a)		375	389,766
Travel + Leisure Co., 6.63%, 07/31/26(a)		190	210,680
TreeHouse Foods, Inc., 4.00%, 09/01/28		36	34,560
U.S. Foods, Inc., 6.25%, 04/15/25(a)		45	46,856
United Rentals North America, Inc., 3.88%, 02/15/31		453	459,795
United Wholesale Mortgage LLC, 5.50%, 11/15/25(a)(j)		4,698	4,786,087
UnitedHealth Group, Inc.(j) 2.90%, 05/15/50		290	295,407
3.13%, 05/15/60		230	237,477
Vail Resorts, Inc., 6.25%, 05/15/25(a)		27	28,080
Valvoline, Inc., 4.25%, 02/15/30(a)		27	27,546
Venture Global Calcasieu Pass LLC, 3.88%, 11/01/33(a)		889	933,966
Verizon Communications, Inc.(j) 2.88%, 11/20/50		302	286,564
3.55%, 03/22/51		351	377,979
ViacomCBS, Inc., 4.95%, 05/19/50(j)		189	240,927
ViaSat, Inc., 5.63%, 04/15/27(a)		43	44,320
VICI Properties LP/VICI Note Co., Inc.(a) 3.50%, 02/15/25		64	64,960
4.25%, 12/01/26(j)		3,926	4,088,811
Vistra Operations Co. LLC(a) 5.50%, 09/01/26		71	73,317
5.63%, 02/15/27		91	93,730

Security	Par (000)		Value

United States (continued)
Vistra Operations Co. LLC(a) (continued) 5.00%, 07/31/27(j)	USD	3,809	$3,953,056
Williams Scotsman International, Inc., 4.63%, 08/15/28(a)		28	28,910
WMG Acquisition Corp., 3.88%, 07/15/30(a)		24	24,390
Wyndham Hotels & Resorts, Inc., 4.38%, 08/15/28(a)		171	176,130
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.25%, 05/15/27(a)(j)		306	312,830
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp.(a) 7.75%, 04/15/25		175	183,531
5.13%, 10/01/29		296	300,440
XHR LP(a) 6.38%, 08/15/25		1,368	1,446,975
4.88%, 06/01/29		271	275,742
Yum! Brands, Inc., 4.75%, 01/15/30(a)		109	117,992
Zayo Group Holdings, Inc., 4.00%, 03/01/27(a)		67	66,047

			199,586,682

Vietnam — 0.1%
Mong Doung Finacial Holdings BV, 5.13%, 05/07/29(d)		1,500	1,456,219

Total Corporate Bonds — 22.2%
(Cost: $550,524,404)			517,640,611

Floating Rate Loan Interests(b)

Belgium — 0.2%
Apollo Finco, 2021 EUR Term Loan B, (EURIBOR + 4.87%), 4.29%, 10/31/28	EUR	3,566	3,912,719

Canada — 0.1%
Great Canadian Gaming Corp., Term Loan, (3 mo. LIBOR + 4.00%), 4.75%, 11/01/26	USD	1,342	1,344,523
Kronos Acquisition Holdings Inc., 2021 1st Lien Term Loan, 12/22/26(q)		522	517,109

			1,861,632

Cayman Islands — 0.2%
Vita Global Finco Ltd., Term Loan B, (EURIBOR + 7.00%), 7.00%, 04/23/27(c)	EUR	5,046	5,723,522

Jersey — 0.2%
Vita Global FinCo Ltd., GBP Incremental Term Loan, (SONIA CMPD + 7.00%), 7.08%, 06/07/27(c)	GBP	3,028	4,087,698

Luxembourg — 0.6%
AEA International Holdings (Lux) Sarl, Term Loan B, (3 mo. LIBOR + 3.75%), 4.25%, 09/07/28	USD	2,479	2,479,255
Cobham Ultra SeniorCo Sarl, USD Term Loan B, 11/16/28(q)		801	797,748
Luxembourg Life Fund(c)
2021 1st Lien Term Loan, (3 mo. LIBOR + 9.25%), 9.47%, 05/27/26.		3,404	3,374,393
2021 Term Loan, (3 mo. LIBOR + 9.25%), 9.47%, 04/01/23		2,896	2,885,140

24	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2021	BlackRock Capital Allocation Trust (BCAT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Luxembourg (continued)
Pronovias SL
EUR Term Loan B1, (EURIBOR + 4.50%), 4.50%, 10/02/24	EUR	1,473	$1,174,196
EUR Term Loan B3, (EURIBOR + 4.50%), 4.50%, 10/02/24		3,720	2,964,364

			13,675,096

Netherlands — 0.3%
Stars Group Holdings BV, 2018 USD Incremental Term Loan, (3 mo. LIBOR + 2.25%), 2.47%, 07/21/26	USD	8,315	8,279,585

United Kingdom — 0.3%
Constellation Automative Ltd., (SONIA CMPD + 7.50%), 7.57%, 07/30/29	GBP	750	1,024,360
GVC Holdings (Gibraltar) Ltd., 2021 USD Term Loan B4, (3 mo. LIBOR + 2.50%), 3.00%, 03/16/27	USD	5,739	5,719,073

			6,743,433

United States — 11.2%
ACProducts Holdings, Inc., 2021 Term Loan B, (6 mo. LIBOR + 4.25%), 4.75%, 05/17/28		6,336	6,241,118
Allied Universal Holdco LLC, 2021 USD Incremental Term Loan B, (3 mo. LIBOR + 3.75%), 4.25%, 05/12/28		1,904	1,895,906
American Rock Salt Company LLC, 2021 Term Loan, (1 mo. LIBOR + 4.00%), 4.75%, 06/04/28		1,477	1,471,043
AMF MF Portfolio, Term Loan, (Fixed + 6.69%), 6.69%, 11/01/28		2,975	2,930,375
Applied Systems, Inc., 2017 1st Lien Term Loan, (3 mo. LIBOR + 3.00%), 3.50%, 09/19/24		154	153,846
Athenahealth, Inc., 2021 Term Loan B1, (3 mo. LIBOR + 4.25%), 4.40%, 02/11/26		1,336	1,334,569
Avantor, Inc., 2021 Term Loan B5, (1 mo. LIBOR + 2.25%), 2.75%, 11/08/27		3,767	3,762,250
Avaya, Inc.
2020 Term Loan B, (3 mo. LIBOR + 4.25%), 4.36%, 12/15/27		257	257,303
2021 Term Loan B2, (3 mo. LIBOR + 4.00%), 4.11%, 12/15/27		170	169,745
Brooks Automation, Inc., 2021 Term Loan, 11/17/28(q)		592	589,780
City Brewing Co. LLC, Closing Date Term Loan, (3 mo. LIBOR + 3.50%), 4.25%, 04/05/28		4,251	4,015,735
CML Hyatt Lost Pines, Term Loan, (3 mo. LIBOR + 3.43%), 3.52%, 09/09/26(c)		5,000	4,975,000
CML La Quinta Resort, Term Loan, (3 mo. LIBOR + 3.00%), 3.11%, 12/09/26(c)		6,800	6,800,000
Columbus McKinnon Corp., 2021 Term Loan B, (3 mo. LIBOR + 2.75%), 3.25%, 05/14/28		729	728,839
Conair Holdings LLC, Term Loan B, (3 mo. LIBOR + 3.75%), 4.25%, 05/17/28		2,134	2,132,500
ConnectWise LLC, 2021 Term Loan B, (3 mo. LIBOR + 3.50%), 4.00%, 09/29/28		2,873	2,863,261
Cypher Bidco, (EURIBOR + 4.50%), 4.50%, 03/01/28(c)	EUR	1,828	1,961,156
Davis-Standard, LLC, Term Loan, 12/10/28(c)(q)	USD	1,574	1,530,715
Digital Room Holdings, Inc., 2021 Term Loan, 12/15/28(q)		984	975,695
Directv Financing LLC, (3 mo. LIBOR + 5.00%), 5.75%, 08/02/27		5,725	5,726,878

Security	Par (000)		Value

United States (continued)
DT Midstream, Inc, Term Loan B, (3 mo. LIBOR + 2.00%), 2.50%, 06/26/28	USD	4,748	$4,754,835
Dun & Bradstreet Corp., Term Loan, (1 mo. LIBOR + 3.25%), 3.35%, 02/06/26		256	254,530
ECL Entertainment LLC, Term Loan, (1 mo. LIBOR + 7.50%), 8.25%, 03/31/28		3,643	3,697,335
Fanatics Commerce Intermediate Holdco LLC, Term Loan B, (3 mo. LIBOR + 3.25%), 3.75%, 11/24/28		1,698	1,687,388
Flexera Software LLC, 2020 Term Loan B, (3 mo. LIBOR + 3.75%), 4.50%, 03/03/28		256	255,681
Foundation Building Materials Holding Company LLC, 2021 Term Loan, (3 mo. LIBOR + 3.25%), 3.75%, 01/31/28		1,390	1,379,066
Galaxy Universal LLC, 1st Lien Term Loan, (3 mo. LIBOR + 5.75%, 1.00% Floor), 5.90%, 11/12/26(c)		13,156	12,893,099
Granite Acquisition, Inc., 2021 Term Loan B, (3 mo. LIBOR + 2.75%), 3.25%, 03/24/28		1,738	1,733,485
Gray Television, Inc., 2021 Term Loan D, (1 mo. LIBOR + 3.00%), 3.10%, 12/01/28		5,942	5,907,833
Green Plains Operating Company LLC, Term Loan, (3 mo. LIBOR + 8.00%), 8.14%, 07/20/26(c)		7,098	7,098,000
Herschend Entertainment Company LLC, 2021 Term Loan, (1 mo. LIBOR + 3.75%), 4.25%, 08/27/28		2,431	2,423,809
Hilton Grand Vacations Borrower LLC, 2021 Term Loan B, (1 mo. LIBOR + 3.00%), 3.50%, 08/02/28		8,487	8,493,095
Hydrofarm Holdings LLC, 2021 Term Loan, (3 mo. LIBOR + 5.50%), 5.72%, 09/27/28(c)		1,936	1,877,920
IPS Corp., 2021 Term Loan, (1 mo. LIBOR + 3.75%), 4.25%, 10/02/28(c)		1,035	1,032,853
IRB Holding Corp., 2020 Fourth Amendment Incremental Term Loan, (3 mo. LIBOR + 3.25%, 1.00% Floor), 4.25%, 12/15/27		6,211	6,204,785
ITT Holdings LLC, 2021 Term Loan, (1 mo. LIBOR + 2.75%), 3.25%, 07/10/28		1,989	1,977,081
J&J Ventures Gaming LLC, Term Loan, (1 mo. LIBOR + 4.00%), 4.75%, 04/26/28(c)		5,495	5,509,000
Jack Ohio Finance LLC, (1 mo. LIBOR + 4.75%), 4.85%, 10/04/28		1,198	1,194,262
Jeld-Wen, Inc., 2021 Term Loan B, (1 mo. LIBOR + 2.25%), 2.35%, 07/28/28		4,881	4,875,368
Jo-Ann Stores, Inc., 2021 Term Loan B1, (3 mo. LIBOR + 4.75%), 5.50%, 07/07/28		3,790	3,745,507
LBM Acquisition LLC, Term Loan B, (1 mo. LIBOR + 3.75%), 4.50%, 12/18/27		8,450	8,381,596
Leslie’s Poolmart, Inc., 2021 Term Loan B, (3 mo. LIBOR + 2.50%), 3.00%, 03/09/28		4,801	4,779,371
LogMeIn, Inc., Term Loan B, (3 mo. LIBOR + 4.75%), 4.84%, 08/31/27		870	863,839
LSF11 A5 Holdco LLC, Term Loan, (3 mo. LIBOR + 3.75%), 4.25%, 10/15/28		4,062	4,055,216
Maverick Gaming LLC, Term Loan B, (3 mo. LIBOR + 7.50%, 1.00% Floor), 8.50%, 09/03/26		945	945,813
McAfee LLC, 2018 USD Term Loan B, (1 mo. LIBOR + 3.75%), 3.85%, 09/30/24		239	239,141
Medical Solutions LLC, 2021 2nd Lien Term Loan, (3 mo. LIBOR + 7.00%), 7.50%, 11/01/29		1,052	1,037,977
Medline Industries, Inc., USD Term Loan B, (1 mo. LIBOR + 3.25%), 3.75%, 10/23/28		8,218	8,214,384

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	25

Consolidated Schedule of Investments (continued) December 31, 2021	BlackRock Capital Allocation Trust (BCAT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

United States (continued)
MI Windows And Doors LLC, 2020 Term Loan, (1 mo. LIBOR + 3.75%), 4.50%, 12/18/27	USD	866	$869,230
Michaels Companies, Inc., 2021 Term Loan B, (3 mo. LIBOR + 4.25%), 5.00%, 04/15/28		2,688	2,662,089
MIP V Waste Holdings LLC, Term Loan B, 12/08/28(q)		1,513	1,507,326
Opendoor GP II LLC, Term Loan, 10.00%, 01/23/26(c)		4,442	4,442,174
Organon Finance 1 LLC, USD Term Loan, (3 mo. LIBOR + 3.00%), 3.50%, 06/02/28		780	780,175
OVG Business Services LLC, Initial Term Loan, (3 mo. LIBOR + 6.25%), 7.25%, 10/13/28(c)		5,247	5,168,295
Park River Holdings, Inc., Term Loan, (3 mo. LIBOR + 3.25%), 4.00%, 12/28/27		3,007	2,976,244
Peraton Holding Corp.
2nd Lien Term Loan B1, (1 mo. LIBOR + 7.75%), 8.50%, 02/01/29		159	160,789
Term Loan B, (1 mo. LIBOR + 3.75%), 4.50%, 02/01/28		357	356,858
Playtika Holding Corp., 2021 Term Loan, (1 mo. LIBOR + 2.75%), 2.85%, 03/11/28		7,374	7,334,351
Project Ruby Ultimate Parent Corp., 2021 Term Loan, (1 mo. LIBOR + 3.25%), 4.00%, 03/03/28		926	924,456
RealPage, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 3.75%, 04/24/28		602	600,327
Redstone Buyer LLC
2021 2nd Lien Term Loan, (3 mo. LIBOR + 7.75%), 8.50%, 04/27/29.		620	569,365
2021 Term Loan, (3 mo. LIBOR + 4.75%), 5.50%, 04/27/28		1,135	1,081,587
Rexnord LLC, 2021 Term Loan B, (1 mo. LIBOR + 2.25%), 2.75%, 10/04/28		451	450,860
SCIH Salt Holdings, Inc., 2021 Incremental Term Loan B, (3 mo. LIBOR + 4.00%), 4.75%, 03/16/27		6,624	6,552,343
SeaWorld Parks & Entertainment, Inc., 2021 Term Loan B, (1 mo. LIBOR + 3.00%), 3.50%, 08/25/28		8,809	8,764,878
Select Medical Corp., 2017 Term Loan B, (1 mo. LIBOR + 2.25%), 2.36%, 03/06/25		3,597	3,569,714
Shearer’s Foods, Inc., 2021 Term Loan, (1 mo. LIBOR + 3.50%), 4.25%, 09/23/27		3,757	3,742,281
Signal Parent, Inc, Term Loan B, (1 mo. LIBOR + 3.50%), 4.25%, 04/03/28		4,776	4,632,720
Southwestern Energy Co., 2021 Term Loan, (SOFR + 2.50%), 3.00%, 06/22/27		1,337	1,337,842
Sovos Brands Intermediate, Inc., 2021 Term Loan, (3 mo. LIBOR + 3.75%), 4.50%, 06/08/28		1,187	1,185,232
Springs Windows Fashions LLC, 2021 Term Loan B, (3 mo. LIBOR + 4.00%), 4.75%, 10/06/28		2,549	2,523,510
SRS Distribution, Inc., 2021 Term Loan B, (3 mo. LIBOR + 3.75%), 4.25%, 06/02/28		6,925	6,902,555
Surf Holdings LLC, USD Term Loan, (3 mo. LIBOR + 3.50%), 3.69%, 03/05/27		525	519,963
The Enterprise Development Authority, Term Loan B, (1 mo. LIBOR + 4.25%), 5.00%, 02/28/28		5,817	5,880,643
Tory Burch LLC, Term Loan B, (1 mo. LIBOR + 3.00%), 3.50%, 04/16/28		5,757	5,742,626

Security	Par (000)		Value

United States (continued)
Triton Water Holdings, Inc, Term Loan, (3 mo. LIBOR + 3.50%), 4.00%, 03/31/28	USD	4,991	$4,933,037
Twin River Worldwide Holdings, Inc., 2021 Term Loan B, (6 mo. LIBOR + 3.25%), 3.75%, 10/02/28		9,266	9,262,108
Ultimate Software Group, Inc., 2021 Term Loan, (3 mo. LIBOR + 3.25%), 3.75%, 05/04/26		410	407,468
Valcour Packaging LLC, 2021 1st Lien Term Loan, (3 mo. LIBOR + 3.75%), 4.25%, 10/04/28(c)		858	856,928
VS Buyer LLC, Term Loan B, (1 mo. LIBOR + 3.00%), 3.10%, 02/28/27		255	254,016
White Cap Buyer LLC, Term Loan B, (1 mo. LIBOR + 4.00%), 4.50%, 10/19/27		4,286	4,286,181
Woof Holdings, Inc., 1st Lien Term Loan, (3 mo. LIBOR + 3.75%), 4.50%, 12/21/27		3,768	3,767,719

			261,033,873

Total Floating Rate Loan Interests — 13.1% (Cost: $306,395,548)			305,317,558

Foreign Agency Obligations

Argentina — 0.1%
Argentine Republic Government International Bond, 3.50%, 07/09/41(j)(r)		4,118	1,456,743

Austria — 0.1%
Republic of Austria Government Bond, 2.10%, September 20, 2117(a)(d)	EUR	1,408	2,470,138

Bahrain — 0.2%
Bahrain Government International Bond 6.75%, 09/20/29(d)(j)	USD	1,750	1,886,500
7.38%, 05/14/30(d)		200	221,912
5.63%, 09/30/31(a)		1,183	1,161,410
5.25%, 01/25/33(a)		825	773,180

			4,043,002

Brazil — 0.3%
Brazil Letras do Tesouro Nacional, 0.00%, 07/01/24(n)	BRL	54,542	7,571,741
Brazilian Government International Bond 4.63%, 01/13/28	USD	251	262,028
3.88%, 06/12/30		326	316,383

			8,150,152

Chile — 0.0%
Chile Government International Bond, 2.45%, 01/31/31(j)		283	281,196

Colombia — 0.7%
Colombia Government International Bond 8.13%, 05/21/24		138	156,138
3.88%, 04/25/27(j)		5,433	5,473,068
4.50%, 03/15/29		200	204,162
3.00%, 01/30/30(j)		2,524	2,304,412
3.13%, 04/15/31(j)		5,404	4,867,991
4.13%, 05/15/51		2,198	1,788,348
3.88%, 02/15/61		1,254	964,248

			15,758,367

26	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2021	BlackRock Capital Allocation Trust (BCAT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Dominican Republic — 0.6%
Dominican Republic International Bond 5.95%, 01/25/27(d)	USD	2,681	$2,982,612
6.00%, 07/19/28(d)		700	780,413
4.50%, 01/30/30(a)(j)		4,057	4,130,026
4.88%, 09/23/32(a)(j)		2,733	2,777,070
6.50%, 02/15/48(a)		779	827,103
6.40%, 06/05/49(d)		1,620	1,700,797

			13,198,021

Egypt — 0.6%
Egypt Government International Bond 5.58%, 02/21/23(a)		1,000	1,034,800
5.75%, 05/29/24(a)		1,844	1,916,100
5.88%, 06/11/25(d)(j)		2,054	2,111,512
5.25%, 10/06/25(a)		200	201,500
7.60%, 03/01/29(d)		1,920	1,899,648
5.88%, 02/16/31(a)		520	460,304
6.38%, 04/11/31(a)	EUR	1,987	2,082,558
8.50%, 01/31/47(a)	USD	2,118	1,872,736
7.90%, 02/21/48(d)(j)		1,015	847,728
7.50%, 02/16/61(a)		1,906	1,551,484

			13,978,370

Guatemala(a) — 0.1%
Guatemala Government Bond 5.38%, 04/24/32		1,506	1,677,119
4.65%, 10/07/41		1,470	1,469,357

			3,146,476

Indonesia — 0.3%
Indonesia Government International Bond 3.50%, 01/11/28		1,000	1,076,750
4.10%, 04/24/28		1,668	1,860,133
4.75%, 02/11/29		200	232,750
3.40%, 09/18/29		2,212	2,390,757
5.35%, 02/11/49(j)		1,466	1,920,460

			7,480,850

Israel — 0.0%
Israel Government International Bond, 2.75%, 07/03/30(j)		200	212,438

Mexico — 0.4%
Mexico Government International Bond 4.15%, 03/28/27(j)		200	221,100
4.50%, 04/22/29(j)		3,174	3,541,589
2.66%, 05/24/31(j)		3,958	3,857,318
4.75%, 03/08/44(j)		200	217,663
4.35%, 01/15/47(j)		200	207,100
3.77%, 05/24/61		1,132	1,043,421

			9,088,191

Mongolia — 0.0%
Mongolia Government International Bond, 5.13%, 04/07/26(d)		1,200	1,228,500

Morocco — 0.2%
Morocco Government International Bond 3.00%, 12/15/32(a)		1,883	1,793,910
4.00%, 12/15/50(d)		1,358	1,228,566
4.00%, 12/15/50(a)		1,310	1,185,141

			4,207,617

Security	Par (000)		Value

Oman(d) — 0.1%
Oman Government International Bond 7.38%, 10/28/32	USD	210	$244,314
6.50%, 03/08/47		1,464	1,449,799
6.75%, 01/17/48		1,464	1,485,960

			3,180,073

Pakistan(d) — 0.1%
Pakistan Government International Bond 6.00%, 04/08/26		355	354,556
7.38%, 04/08/31		420	416,850
Pakistan Water & Power Development Authority, 7.50%, 06/04/31		730	706,047

			1,477,453

Panama — 0.4%
Banco Latinoamericano de Comercio Exterior SA, 2.38%, 09/14/25(a)		200	199,913
Panama Government International Bond 3.88%, 03/17/28		600	648,862
9.38%, 04/01/29(j)		982	1,409,845
3.16%, 01/23/30(j)		1,800	1,865,025
2.25%, 09/29/32		200	190,413
6.70%, 01/26/36(j)		1,219	1,632,927
4.50%, 05/15/47		200	220,475
4.50%, 04/16/50(j)		2,041	2,246,758

			8,414,218

Paraguay — 0.2%
Paraguay Government International Bond 4.70%, 03/27/27(d)(j)		1,324	1,469,475
4.95%, 04/28/31(a)		2,091	2,349,500
5.40%, 03/30/50(a)		1,519	1,731,470

			5,550,445

Peru — 0.2%
Peruvian Government International Bond 2.39%, 01/23/26		69	69,854
4.13%, 08/25/27		85	93,197
2.78%, 01/23/31		1,020	1,012,860
1.86%, 12/01/32		1,864	1,701,249
3.00%, 01/15/34		1,947	1,937,265
3.30%, 03/11/41		45	44,930

			4,859,355

Philippines — 0.0%
Philippine Government International Bond, 2.95%, 05/05/45		200	197,100

Qatar — 0.3%
Qatar Government International Bond 4.50%, 04/23/28(d)		200	229,338
4.00%, 03/14/29(a)		1,791	2,016,106
6.40%, 01/20/40(d)(j)		1,606	2,360,318
4.40%, 04/16/50(d)(j)		1,111	1,374,862

			5,980,624

Romania — 0.1%
Romanian Government International Bond 3.00%, 02/14/31(a)		2,578	2,612,287
4.00%, 02/14/51(d)		80	79,792

			2,692,079

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	27

Consolidated Schedule of Investments (continued) December 31, 2021	BlackRock Capital Allocation Trust (BCAT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Russia(d) — 0.2%
Russian Foreign Bond - Eurobond 4.25%, 06/23/27(j)	USD	3,000	$3,232,500
12.75%, 06/24/28		725	1,145,500

			4,378,000

Saudi Arabia — 0.3%
Saudi Government International Bond 3.63%, 03/04/28(d)(j)		263	286,259
4.38%, 04/16/29(a)		1,756	2,012,266
4.50%, 04/17/30(d)(j)		1,003	1,168,182
3.25%, 10/22/30(a)(j)		1,041	1,119,596
2.25%, 02/02/33(d)		3,626	3,538,749

			8,125,052

Spain(a)(d) — 0.5%
Spain Government Bond 0.50%, 10/31/31	EUR	1,487	1,682,424
3.45%, 07/30/66		5,706	9,777,419

			11,459,843

Sri Lanka(d) — 0.1%
Sri Lanka Government International Bond 6.85%, 03/14/24	USD	900	469,294
6.35%, 06/28/24		1,100	573,581
7.85%, 03/14/29		900	451,856
7.55%, 03/28/30		635	320,596

			1,815,327

Ukraine — 0.3%
Ukraine Government International Bond 7.75%, 09/01/23(d)		750	731,250
8.99%, 02/01/24(d)(j)		1,623	1,614,378
7.75%, 09/01/24(d)(j)		2,140	2,072,189
7.75%, 09/01/25(d)(j)		2,118	2,025,867
7.75%, 09/01/27(d)		179	168,886
7.25%, 03/15/33(a)		1,392	1,221,480

			7,834,050

Uruguay — 0.1%
Uruguay Government International Bond 4.38%, 10/27/27		83	93,332
4.98%, 04/20/55		1,444	1,890,682

			1,984,014

Total Foreign Agency Obligations — 6.5% (Cost: $162,013,209)			152,647,694

		Shares

Investment Companies

United States — 3.3%
Invesco Senior Loan ETF		665,437	14,706,158
iShares China Large-Cap ETF(s)		9,792	358,191
iShares MSCI Brazil ETF(s)		23,271	653,217
iShares Russell 2000 ETF(s)		9,800	2,180,010
KraneShares CSI China Internet ETF		40,520	1,478,575
SPDR Bloomberg Barclays High Yield Bond ETF(h)		194,791	21,148,459

Security	Shares		Value

United States (continued)
SPDR S&P 500 ETF Trust		76,600	$36,381,936
VanEck Semiconductor ETF		2,681	827,866

Total Investment Companies — 3.3%
(Cost: $77,309,309)			77,734,412

	Par (000)

Non-Agency Mortgage-Backed Securities

United States — 11.5%
Ajax Mortgage Loan Trust(a)
Series 2021-G, Class A, 1.88%, 06/25/61(b)	USD	6,168	6,090,178
Series 2021-G, Class B, 3.75%, 06/25/61(b)		693	677,376
Series 2021-G, Class C, 0.00%, 06/25/61(c)		1,302	1,202,284
BAMLL Commercial Mortgage Securities Trust(a)(b)
(1 mo. LIBOR US + 1.70%), 1.81%, 09/15/34		2,000	1,984,956
Series 2015-200P, Class F, 3.60%, 04/14/33		3,000	2,991,206
Series 2017-SCH, Class AL, (1 mo. LIBOR US + 0.90%), 1.01%, 11/15/32		2,000	1,993,863
Banc of America Commercial Mortgage Trust, Series 2007-4, Class H, 5.87%, 02/10/51(a)(b)		1,470	1,476,745
BFLD Trust, (1 mo. LIBOR US + 3.70%), 3.81%, 10/15/35(a)(b)		4,000	3,997,754
BX Commercial Mortgage Trust(a)(b)
Series 2018-IND, Class H, (1 mo. LIBOR US + 3.00%), 3.11%, 11/15/35		3,087	3,075,377
Series 2019-XL, Class J, (1 mo. LIBOR US + 2.65%), 2.76%, 10/15/36		3,400	3,363,816
Series 2020-BXLP, Class G, (1 mo. LIBOR US + 2.50%), 2.61%, 12/15/36		4,175	4,128,288
Series 2020-FOX, Class F, (1 mo. LIBOR US + 4.25%), 4.36%, 11/15/32		3,371	3,370,198
Series 2020-VIVA, Class D, 3.55%, 03/11/44		2,006	1,997,969
Series 2020-VKNG, Class G, (1 mo. LIBOR US + 3.25%), 3.36%, 10/15/37		1,892	1,881,547
Series 2021-VINO, Class G, (1 mo. LIBOR US + 3.95%), 4.06%, 05/15/38		450	448,881
BX Trust(a)(b)
Series 2021-ARIA, Class G, (1 mo. LIBOR US + 3.14%), 3.25%, 10/15/36		2,350	2,335,522
Series 2021-LBA, Class GJV, (1 mo. LIBOR US + 3.00%), 3.11%, 02/15/36		1,320	1,298,648
Series 2021-LBA, Class GV, (1 mo. LIBOR US + 3.00%), 3.11%, 02/15/36		1,030	1,013,339
Series 2021-MFM1, Class F, (1 mo. LIBOR US + 3.00%), 3.11%, 01/15/34		750	747,170
Series 2021-MFM1, Class G, (1 mo. LIBOR US + 3.90%), 4.01%, 01/15/34		1,780	1,773,402
Series 2021-SDMF, Class J, (1 mo. LIBOR US + 4.03%), 4.14%, 09/15/34		2,410	2,394,804
Series 2021-VIEW, Class E, (1 mo. LIBOR US + 3.60%), 3.71%, 06/15/23		2,455	2,449,998
CFCRE Commercial Mortgage Trust(a)
Series 2018-TAN, Class C, 5.29%, 02/15/33		1,500	1,531,818
Series 2018-TAN, Class E, 6.45%, 02/15/33(b)		1,100	1,118,814
CFMT LLC, Series 2020-HB4, Class M4, 4.95%, 12/26/30(a)(b)		4,020	4,003,460

28	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2021	BlackRock Capital Allocation Trust (BCAT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

United States (continued)
Citigroup Commercial Mortgage Trust(b)
Series 2014-GC19, Class D, 5.09%, 03/10/47(a)	USD	2,090	$2,174,196
Series 2015-GC27, Class C, 4.42%, 02/10/48		1,000	1,034,075
Series 2016-C1, Class C, 4.94%, 05/10/49		1,735	1,866,887
Series 2019-PRM, Class E, 4.73%, 05/10/36(a)		2,000	2,039,588
Cold Storage Trust, Series 2020-ICE5, Class F, (1 mo. LIBOR US + 3.49%), 3.60%, 11/15/37(a)(b)		3,932	3,926,643
COMM Mortgage Trust(b)
Series 2015-CR25, Class C, 4.53%, 08/10/48		2,000	2,072,466
Series 2019-GC44, Class 180B, 3.40%, 08/15/57(a)		1,900	1,818,366
Credit Suisse Mortgage Capital Certificates, Series 2019-ICE4, Class F, (1 mo. LIBOR US + 2.65%), 2.76%, 05/15/36(a)(b)		4,400	4,383,043
Credit Suisse Mortgage Trust, (1 mo. LIBOR US + 3.50%), 3.61%, 11/15/38(a)(b)		2,500	2,500,452
CSAIL Commercial Mortgage Securities Trust, Series 2018-CX12, Class C, 4.74%, 08/15/51(b)		2,300	2,477,846
CSMC, Series 2021-980M, Class E, 3.54%, 07/15/31(a)(b)		2,410	2,259,258
CSMC-FACT(a)(b)
Series 2020-FACT, Class E, (1 mo. LIBOR US + 4.86%), 4.97%, 10/15/37		1,000	1,010,936
Series 2020-FACT, Class F, (1 mo. LIBOR US + 6.16%), 6.27%, 10/15/37		1,700	1,733,928
CSMC-NET, Series 2020-NET, Class D, 3.70%, 08/15/37(a)(b)		1,275	1,297,799
Deephaven Residential Mortgage Trust, Series 2021-1, Class B2, 3.96%, 05/25/65(a)(b)		1,550	1,526,437
ELP Commercial Mortgage Trust, Series 2021-ELP, Class J, (1 mo. LIBOR US + 3.61%), 3.72%, 11/15/38(a)(b)		2,400	2,387,474
Freddie Mac(a)(b)
Series 2020-DNA5, Class B1, (30 day SOFR + 4.80%), 4.85%, 10/25/50		2,500	2,646,593
Series 2020-DNA6, Class B2, (30 day SOFR + 5.65%), 5.70%, 12/25/50		2,000	2,096,089
Series 2021-DNA1, Class B2, (30 day SOFR + 4.75%), 4.80%, 01/25/51		4,560	4,616,784
Series 2021-DNA2, Class B2, (30 day SOFR + 6.00%), 6.05%, 08/25/33		4,560	4,985,816
Series 2021-DNA5, Class B2, (30 day SOFR + 5.50%), 5.55%, 01/25/34		4,000	4,159,494
Series 2021-DNA7, Class B2, (30 day SOFR + 7.80%), 7.85%, 11/25/41		3,115	3,274,357
Series 2021-HQA1, Class B2, (30 day SOFR + 5.00%), 5.05%, 08/25/33		4,342	4,438,684
Series 2021-HQA2, Class B2, (30 day SOFR + 5.45%), 5.50%, 12/25/33		2,400	2,509,475
Series 2021-HQA3, Class B2, (30 day SOFR + 6.25%), 6.30%, 09/25/41		1,167	1,149,915
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2020-HQA5, Class B1, (30 day SOFR + 4.00%), 4.05%, 11/25/50(a)(b)		3,650	3,811,473
Grace Trust, Series 2020-GRCE, Class F, 2.68%, 12/10/40(a)(b)		2,000	1,727,283
GS Mortgage Securities Corp. Trust, Series 2020- TWN3, Class D, (1 mo. LIBOR US + 3.70%), 3.81%, 11/15/37(a)(b)		2,500	2,524,334

Security	Par (000)		Value

United States (continued)
GS Mortgage Securities Trust, (1 mo. LIBOR US + 3.55%), 3.66%, 10/15/36(a)(b)	USD	1,540	$1,537,553
GSCG Trust, Series 2019-600C, Class F, 3.99%, 09/06/34(a)(b)		2,000	1,939,335
HONO Mortgage Trust(a)(b)
Series 2021-LULU, Class E, (1 mo. LIBOR US + 3.35%), 3.46%, 10/15/36		1,080	1,077,640
Series 2021-LULU, Class F, (1 mo. LIBOR US + 4.40%), 4.51%, 10/15/36		1,305	1,302,216
Imperial Fund Mortgage Trust, Series 2020-NQM1, Class B1, 4.00%, 10/25/55(a)(b)		3,602	3,610,502
InTown Hotel Portfolio Trust, Series 2018-STAY, Class E, (1 mo. LIBOR US + 3.35%), 3.46%, 01/15/33(a)(b)		1,790	1,786,518
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2017-FL10, Class e, (1 mo. LIBOR US + 3.90%), 4.01%, 06/15/32(a)(b)		2,400	2,395,631
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-MFP, Class F, (1 mo. LIBOR US + 3.00%), 3.11%, 07/15/36(a)(b)		2,320	2,263,308
JP Morgan Mortgage Trust(a)(b)
Series 2021-1, Class A3X, 0.50%, 06/25/51		58,687	745,616
Series 2021-1, Class AX1, 0.16%, 06/25/51		238,150	1,021,188
Series 2021-1, Class AX4, 0.40%, 06/25/51		15,208	153,964
Series 2021-1, Class B4, 3.06%, 06/25/51		844	779,274
Series 2021-1, Class B5, 3.06%, 06/25/51		1,013	851,504
Series 2021-1, Class B6, 3.01%, 06/25/51		1,536	691,382
Series 2021-4, Class B4, 2.90%, 08/25/51		1,260	1,130,573
Series 2021-4, Class B5, 2.90%, 08/25/51		945	786,110
Series 2021-4, Class B6, 2.90%, 08/25/51		2,237	950,151
Lehman Brothers Small Balance Commercial Mortgage Trust, Series 2007-2A, Class M2, (1 mo. LIBOR US + 0.60%), 0.70%, 06/25/37(a)(b)		2,735	2,333,574
MCM Trust, 3.00%, 08/25/28(c)		1,690	625,888
MED Trust, (1 mo. LIBOR US + 5.25%), 5.36%, 11/15/38(a)(b)		7,203	7,131,497
Mello Warehouse Securitization Trust(a)(b)
Series 2020-2, Class F, (1 mo. LIBOR US + 3.25%), 3.35%, 11/25/53		2,280	2,267,683
Series 2020-2, Class G, (1 mo. LIBOR US + 4.75%), 4.85%, 11/25/53		1,370	1,364,528
Series 2021-1, Class G, (1 mo. LIBOR US + 4.38%), 4.48%, 02/25/55		4,560	4,566,981
Morgan Stanley Capital I Trust(b)
Series 2017-H1, Class C, 4.28%, 06/15/50		5,000	5,247,520
Series 2018-H4, Class C, 5.07%, 12/15/51		1,150	1,232,117
MSCG Trust, Series 2018-SELF, Class F, (1 mo. LIBOR US + 3.05%), 3.16%, 10/15/37(a)(b)		3,000	2,977,206
New Residential Mortgage Loan Trust(a)(b) 3.53%, 07/25/55		1,370	1,368,585
4.33%, 07/25/55		1,022	1,020,011
Series 2019-RPL2, Class B3, 3.99%, 02/25/59		9,329	9,220,349
One New York Plaza Trust, Series 2020-1NYP, Class D, (1 mo. LIBOR US + 2.75%), 2.86%, 01/15/36(a)(b)		630	629,999
Park Avenue Trust, Series 2017-245P, Class E, 3.66%, 06/05/37(a)(b)		2,000	1,888,828
Provident Funding Mortgage Warehouse Securitization Trust, (1 mo. LIBOR US + 5.50%), 5.60%, 02/25/55(a)(b)		3,645	3,653,535

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	29

Consolidated Schedule of Investments (continued) December 31, 2021	BlackRock Capital Allocation Trust (BCAT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

United States (continued)
Residential Mortgage Loan Trust, Series 2020-1, Class B1, 3.95%, 01/26/60(a)(b)	USD	400	$411,983
Seasoned Credit Risk Transfer Trust, Series 2020-3, Class BXS, 8.33%, 05/25/60(a)(b)		7,660	5,066,823
Seasoned Loans Structured Transaction Trust(a)(b)(j)
Series 2020-2, Class M1, 4.75%, 09/25/60		10,000	10,235,602
Series 2020-3, Class M1, 4.75%, 04/26/60		8,000	8,184,051
SREIT Trust, Series 2021-PALM, Class G, (1 mo. LIBOR US + 3.62%), 3.73%, 10/15/34(a)(b)		1,220	1,220,341
STAR Trust, 3.52%, 05/25/65(a)(b)		3,758	3,714,556
Starwood Mortgage Residential Trust(a)
Series 2020-INV, Class B1, 3.26%, 11/25/55		2,540	2,528,380
Series 2020-INV, Class B2, 4.26%, 11/25/55		1,225	1,214,523
STWD Trust, Series 2021-MFP2, Class J, (1 mo. LIBOR US + 3.92%), 4.02%, 11/15/36(a)(b)		2,500	2,489,834
TPGI Trust, Series 2021-DGWD, Class G, (1 mo. LIBOR US + 3.85%), 3.96%, 06/15/26(a)(b)		2,435	2,415,346
TVC DSCR, 2.38%, 02/01/51(c)		6,614	6,950,508
UBS Commercial Mortgage Trust, Series 2018-C11, Class C, 4.91%, 06/15/51(b)		671	693,758
UBS-Barclays Commercial Mortgage Trust, Series 2012-C3, Class D, 5.05%, 08/10/49(a)(b)		2,400	2,431,671
Verus Securitization Trust(a)(b)
3.25%, 02/25/64		2,735	2,723,195
Series 2020-5, Class B1, 3.71%, 05/25/65		2,400	2,390,604
Series 2020-5, Class B2, 4.71%, 05/25/65		1,400	1,395,411
WaMu Mortgage Pass-Through Certificates Trust, Series 2007-OA6, Class 1A, (12 mo. MTA + 0.81%), 0.89%, 07/25/47(b)		1,387	1,247,976
Wells Fargo Commercial Mortgage Trust(b)
Series 2019-C50, Class XA, 1.41%, 05/15/52		25,459	2,043,130
Series 2021-FCMT, Class D, (1 mo. LIBOR US + 3.50%), 3.61%, 05/15/31(a)		750	747,666
Western Alliance Bank, 5.72%, 12/28/24(a)(b)		12,230	12,222,868

Total Non-Agency Mortgage-Backed Securities — 11.5% (Cost: $263,168,412)			268,676,096

		Benefical Interest (000)

Other Interests

Canada — 0.2%
Sprott Private Resource Streaming and Royalty LP(c)(t)	USD	4,640,000	5,373,584

Total Other Interests — 0.2% (Cost: $4,681,796)			5,373,584

		Par (000)

Preferred Securities

Capital Trusts — 0.3%(b)

Colombia — 0.1%
Banco Davivienda SA, 6.65%(a)(m)	USD	855	863,978

Security	Par (000)		Value

Mexico — 0.2%
Banco Mercantil del Norte SA, 6.75%(a)(m)	USD	2,077	$2,150,733
BBVA Bancomer SA, 5.13%, 01/18/33(d)		1,200	1,232,100
Cemex SAB de CV, 5.13%(a)(m)		1,580	1,635,300

			5,018,133

United Kingdom — 0.0%
Vodafone Group PLC, 7.00%, 04/04/79		202	244,314

United States — 0.0%
Vistra Corp., 7.00%(a)(m)		800	810,312

			6,936,737

		Shares

Preferred Stocks — 2.5%

Germany — 0.4%
Porsche Automobil Holding SE, Preference Shares		12,717	1,200,647
Volkswagen AG, Preference Shares		15,158	3,044,986
Volocopter GMBH, (Acquired 03/03/21, Cost: $4,145,649)(c)(g)		780	4,582,864

			8,828,497

United Kingdom — 0.1%

10x Future Technologies Holdings Ltd., (Acquired 05/13/21, Cost: $4,334,124)(c)(g)		114,500	3,580,072

United States(c) — 2.0%
Breeze Aviation Group, Inc., Series B, (Acquired 07/30/21, Cost: $3,044,600)(g)		5,637	2,865,118
ByteDance Ltd., Series E-1, (Acquired 11/11/20, Cost: $4,444,110)(g)		40,558	6,633,268
Caresyntax, Inc.		7,084	1,062,104
Cruise, Series G, (Acquired 03/25/21, Cost: $1,886,159)(g)		71,581	1,761,609
Databricks, Inc., Series G, (Acquired 02/01/21, Cost: $2,392,693)(g)		13,490	2,730,646
Deep Instinct Ltd., Series D-2, (Acquired 03/19/21, Cost: $2,130,236)(g)		350,490	2,215,097
Dream Finders Homes, Inc.		10,172	10,070,280
Exo Imaging, Inc., Series C, (Acquired 06/24/21, Cost: $1,482,935)(g)		253,147	1,374,588
Jumpcloud, Inc., Series E-1, (Acquired 10/30/20, Cost: $2,052,443)(g)		1,125,428	6,527,482
JumpCloud, Inc., (Acquired 09/03/21, Cost: $443,302)(g)		74,023	429,333
MNTN Digital, Inc., (Acquired 11/05/21, Cost: $1,353,207)(g)		58,924	1,353,484
Mythic AI, Inc., Series C, (Acquired 01/26/21, Cost: $560,518)(g)		81,588	622,517
Noodle Partners, Inc., Series C, (Acquired 08/26/21, Cost: $1,751,669)(g)		196,272	1,595,691
PsiQuantum Corp., Series D, (Acquired 05/21/21, Cost: $945,402)(g)		36,048	940,492
Relativity Space, Inc., Series E, (Acquired 05/27/21, Cost: $814,688)(g)		35,677	824,139
SambaNova Systems, Inc., Series D, (Acquired 04/09/21, Cost: $1,250,247)(g)		13,158	1,425,801

30	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2021	BlackRock Capital Allocation Trust (BCAT) (Percentages shown are based on Net Assets)

Security		Shares	Value

United States (continued)
Snorkel AI, Inc., Series C, (Acquired 06/30/21, Cost: $678,934)(g)		45,203	$647,307
Ursa Major Technologies, Inc., (Acquired 09/13/21, Cost: $1,732,297)(g)		290,420	1,629,256
Verge Genomics, (Acquired 11/05/21, Cost: $1,626,608)(g)		305,363	1,624,531

			46,332,743

			58,741,312

Total Preferred Securities — 2.8%
(Cost: $60,518,733)			65,678,049

		Par (000)

U.S. Government Sponsored Agency Securities

Collateralized Mortgage Obligations — 0.1%
Uniform Mortgage-Backed Securities, Series 2020-DNA6, Class B1, (30 day SOFR + 3.00%), 3.05%, 12/25/50(a)(b)	USD	2,000	2,013,541

Mortgage-Backed Securities — 0.1%
Uniform Mortgage-Backed Securities, 1.36%, 12/25/29		18,250	1,547,447

Total U.S. Government Sponsored Agency Securities — 0.2%
(Cost: $3,508,358)			3,560,988

U.S. Treasury Obligations
U.S. Treasury Bonds
1.75%, 08/15/41		4,453	4,317,225
2.00%, 08/15/51(u)		6,354	6,476,803
1.88%, 11/15/51		3,046	3,021,529
U.S. Treasury Notes, 1.38%, 11/15/31(u)		6,232	6,153,620

Total U.S. Treasury Obligations — 0.9%
(Cost: $19,639,166)			19,969,177

		Shares

Warrants

Cayman Islands — 0.0%
TPG Pace Beneficial Finance Corp., Class A, (Expires: 10/09/27)(f)		17,970	14,915

Luxembourg — 0.0%
Lakestar Spac I SE, (Expires: 12/31/25)(f)		12,393	8,466

United Kingdom — 0.0%
Genius Sports Ltd. (Expires 12/31/2028), (Expires: 12/31/28)(f)		42,127	92,258

United States — 0.1%
Altus Power, Inc. (Expires 12/31/2027), (Expires: 12/31/27)(f)		18,421	47,342
Austerlitz Acquisition Corp. (Expires 02/19/2026), Class A, (Expires: 02/19/26)(f)		56,283	59,097
Cano Health, Inc. (Expires 06/03/2026), (Expires: 06/03/26)(f)		33,630	80,376
Climate Real Impact Solutions II Acquisition Corp., (Expires: 12/31/27)(f)		9,558	10,896

Security	Shares	Value

United States (continued)
Crown Proptech Acquisitions Pvt Ltd., (Expires: 02/01/26)(c)	74,120	$38,542
Embark Technology, Inc., (Expires: 11/10/26)(f)	34,926	68,455
EVgo, Inc., (Expires: 09/15/25)(f)	40,220	106,583
Gores Holdings VIII, Inc. Class A (Expires 12/31/2027), (Expires: 12/31/27)(f)	3,188	6,472
Hippo Holdings, Inc., (Expires: 07/30/26)(f)	11,689	5,583
Innovid Corp., (Expires: 11/30/26)(f)	8,959	9,138
Israel Amplify Program Corp., (Expires: 06/30/26)(c)(p)	74,067	95,546
Kins Private Placement(c)	184,016	92,008
Latch, Inc. (Expires 06/04/2026), (Expires: 06/04/26)(f)	10,196	18,710
Offerpad Solutions, Inc. (Expires 09/01/2026), (Expires: 09/01/26)(f)	60,706	64,955
Pear Therapeutics, Inc., (Expires: 02/04/26)(f)	9,900	5,941
Proof Acquisition Corp. (Expires 10/01/26), (Expires: 10/01/26)(c)(f)	72,784	72,784
Rotor Acquisition Ltd.	25,327	30,392
Sarcos Technology and Robotics Corp. (Expires 06/15/2027), Class A, (Expires: 06/15/27)(f)	68,671	139,402
Science Strategic Acquisition Corp. Alpha, (Expires: 12/31/27)(f)	11,388	6,150
Tishman Speyer Innovation Corp. II, Class A, (Expires: 12/31/27)(f)	42,507	32,777
TPB Acquisition Corp. I, Class A, (Expires: 02/19/23)(f)	25,681	18,683
Volta, Inc., (Expires: 08/26/26)(f)	41,430	77,060

		1,086,892

Total Warrants — 0.1% (Cost: $1,728,200)		1,202,531

Total Long-Term Investments — 128.1% (Cost: $2,833,198,613)		2,988,855,724

Short-Term Securities

Money Market Funds — 1.6%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.00%(s)(v)	37,246,671	37,246,671

Total Short-Term Securities — 1.6% (Cost: $37,246,671)		37,246,671

Options Purchased — 0.3% (Cost: $9,511,586)		7,470,378

Total Investments Before Options Written — 130.0% (Cost: $2,879,956,870)		3,033,572,773

Options Written — (0.1)% (Premiums Received: $(5,043,438))		(2,669,921)

Total Investments, Net of Options Written — 129.9% (Cost: $2,874,913,432)		3,030,902,852

Liabilities in Excess of Other Assets — (29.9)%		(697,919,857)

Net Assets — 100.0%		$2,332,982,995

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	31

Consolidated Schedule of Investments (continued) December 31, 2021	BlackRock Capital Allocation Trust (BCAT)

(d)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(e)	Rounds to less than 1,000.
(f)	Non-income producing security.
(g)

Restricted security as to resale, excluding 144A securities. The Trust held restricted securities with a current value of $107,635,360, representing 4.6% of its net assets as of period end, and an original cost of $103,830,840.

(h)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(i)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Financial Statements for details on the wholly-owned subsidiary.
(j)	All or a portion of the security has been pledged as collateral in connection with outstanding reverse repurchase agreements.
(k)	Convertible security.
(l)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(m)	Perpetual security with no stated maturity date.
(n)	Zero-coupon bond.
(o)	Issuer filed for bankruptcy and/or is in default.
(p)	When-issued security.
(q)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(r)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(s)	Affiliate of the Trust.
(t)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.
(u)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.
(v)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Trust during the year ended December 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/20	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/21	Shares Held at 12/31/21	Income	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$226,446,562	$—	$(189,199,891	)(a)	$—	$—	$37,246,671	37,246,671	$3,969	$—

iShares China Large-Cap ETF	—	1,614,416	(1,120,438)		(63,553)	(72,234)	358,191	9,792	4,253	—

iShares iBoxx $ High Yield Corporate Bond ETF(b)	24,455,960	10,812,281	(34,946,061)		593,463	(915,643)	—	—	261,100	—

iShares iBoxx $ Investment Grade Corporate Bond ETF(b)	—	19,214,242	(19,028,816)		(185,426)	—	—	—	—	—

iShares MSCI Brazil ETF	—	1,184,148	(209,352)		(29,522)	(292,057)	653,217	23,271	68,118	—

iShares MSCI Japan ETF(b)	—	1,415,349	(1,512,005)		96,656	—	—	—	—	—
iShares Russell 2000 ETF	6,607,222	—	(5,018,841)		290,811	300,818	2,180,010	9,800	20,479	—

					$702,429	$(979,116)	$40,438,089		$357,919	$—

(a)	Represents net amount purchased (sold).
(b)	As of period end, the entity is no longer held.

Reverse Repurchase Agreements

Counterparty	Interest Rate		Trade Date	Maturity Date	(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements	(a)
BNP Paribas S.A.	0.32	%(b)	06/03/21	Open		$942,500	$944,268	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.34	(b)	06/03/21	Open		2,202,227	2,206,616	Foreign Agency Obligations	Open/Demand
BNP Paribas S.A.	0.30	(b)	06/04/21	Open		922,033	923,632	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.34	(b)	06/04/21	Open		1,109,569	1,111,748	Foreign Agency Obligations	Open/Demand
Credit Suisse Securities (USA) LLC	0.30	(b)	06/11/21	Open		200,250	200,585	Foreign Agency Obligations	Open/Demand
Credit Suisse Securities (USA) LLC	0.30	(b)	06/11/21	Open		1,630,925	1,633,657	Foreign Agency Obligations	Open/Demand
Credit Suisse Securities (USA) LLC	0.30	(b)	06/11/21	Open		1,340,005	1,342,250	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.30	(b)	06/24/21	Open		1,777,531	1,780,345	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.35	(b)	06/24/21	Open		484,218	485,112	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	0.33	(b)	06/29/21	Open		4,210,582	4,217,723	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.00	(b)	06/30/21	Open		6,720,000	6,754,533	Non-Agency Mortgage-Backed Securities	Open/Demand
BNP Paribas S.A.	1.00	(b)	06/30/21	Open		8,320,000	8,362,755	Non-Agency Mortgage-Backed Securities	Open/Demand
BNP Paribas S.A.	0.33	(b)	07/01/21	Open		3,117,218	3,122,447	Foreign Agency Obligations	Open/Demand
Credit Suisse Securities (USA) LLC	0.35	(b)	07/06/21	Open		2,156,000	2,159,731	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.35	(b)	07/06/21	Open		1,710,594	1,713,554	Corporate Bonds	Open/Demand

32	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2021	BlackRock Capital Allocation Trust (BCAT)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate		Trade Date	Maturity Date	(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements	(a)
Nomura Securities International, Inc.	0.25	%(b)	07/06/21	Open		$1,211,031	$1,212,528	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	0.30	(b)	07/06/21	Open		1,151,726	1,153,435	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.52	(b)	07/16/21	Open		155,230	155,602	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.59	(b)	07/16/21	Open		3,932,775	3,943,474	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.28	(b)	07/22/21	Open		822,279	823,315	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.34	(b)	07/22/21	Open		1,277,650	1,279,605	Foreign Agency Obligations	Open/Demand
Credit Suisse Securities (USA) LLC	0.30	(b)	07/22/21	Open		273,520	273,889	Foreign Agency Obligations	Open/Demand
Credit Suisse Securities (USA) LLC	0.30	(b)	07/22/21	Open		1,879,820	1,882,358	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.30	(b)	07/22/21	Open		2,629,785	2,633,335	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.25	(b)	07/22/21	Open		212,657	212,896	Foreign Agency Obligations	Open/Demand
RBC Capital Markets LLC	0.25	(b)	07/22/21	Open		1,279,781	1,281,221	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.25	(b)	07/22/21	Open		1,096,957	1,098,191	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.00	(b)	07/26/21	Open		1,635,078	1,635,078	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.15	(b)	07/26/21	Open		1,755,000	1,756,155	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.25	(b)	07/26/21	Open		2,906,844	2,910,033	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.25	(b)	07/26/21	Open		1,714,312	1,716,194	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.30	(b)	07/26/21	Open		1,855,000	1,857,442	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.30	(b)	07/26/21	Open		1,654,605	1,656,784	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.30	(b)	07/26/21	Open		1,973,475	1,976,073	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.30	(b)	07/26/21	Open		1,637,435	1,639,591	Foreign Agency Obligations	Open/Demand
Barclays Capital, Inc.	0.30	(b)	07/26/21	Open		1,933,327	1,935,873	Foreign Agency Obligations	Open/Demand
Barclays Capital, Inc.	0.30	(b)	07/26/21	Open		1,747,812	1,750,114	Foreign Agency Obligations	Open/Demand
Barclays Capital, Inc.	0.30	(b)	07/26/21	Open		1,540,000	1,542,028	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.30	(b)	07/26/21	Open		1,415,313	1,417,176	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.30	(b)	07/26/21	Open		1,219,650	1,221,266	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.30	(b)	07/26/21	Open		1,692,500	1,694,728	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.30	(b)	07/26/21	Open		1,833,000	1,835,413	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.30	(b)	07/26/21	Open		2,087,371	2,090,120	Foreign Agency Obligations	Open/Demand
Barclays Capital, Inc.	0.30	(b)	07/26/21	Open		1,458,000	1,459,920	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.30	(b)	07/26/21	Open		2,106,793	2,109,567	Foreign Agency Obligations	Open/Demand
Barclays Capital, Inc.	0.30	(b)	07/26/21	Open		2,481,500	2,484,767	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.30	(b)	08/09/21	Open		3,515,191	3,519,409	Foreign Agency Obligations	Open/Demand
Barclays Capital, Inc.	0.25	(b)	08/13/21	Open		1,580,052	1,581,567	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.30	(b)	08/13/21	Open		670,625	671,396	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.30	(b)	08/13/21	Open		1,179,375	1,180,731	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.30	(b)	08/13/21	Open		1,395,000	1,396,604	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.30	(b)	08/13/21	Open		1,438,125	1,439,779	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.30	(b)	08/13/21	Open		1,400,625	1,402,236	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.27	(b)	08/13/21	Open		509,530	510,057	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.28	(b)	08/13/21	Open		283,693	283,997	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.29	(b)	08/13/21	Open		275,138	275,443	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.29	(b)	08/13/21	Open		278,885	279,195	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.30	(b)	08/13/21	Open		188,670	188,887	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.30	(b)	08/13/21	Open		270,510	270,821	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.30	(b)	08/13/21	Open		271,423	271,735	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.30	(b)	08/13/21	Open		185,115	185,328	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.32	(b)	08/13/21	Open		402,738	403,232	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.32	(b)	08/13/21	Open		300,886	301,255	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.32	(b)	08/13/21	Open		182,903	183,127	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.32	(b)	08/13/21	Open		492,443	493,047	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.28	(b)	08/13/21	Open		674,625	675,349	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.30	(b)	08/13/21	Open		229,169	229,432	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.30	(b)	08/13/21	Open		364,585	365,004	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.30	(b)	08/13/21	Open		190,585	190,804	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.30	(b)	08/13/21	Open		358,560	358,972	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.25	(b)	08/13/21	Open		285,065	285,338	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.25	(b)	08/13/21	Open		283,985	284,257	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.28	(b)	08/13/21	Open		235,476	235,729	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.28	(b)	08/13/21	Open		226,993	227,236	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.30	(b)	08/13/21	Open		288,773	289,105	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.30	(b)	08/13/21	Open		230,313	230,577	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.30	(b)	08/13/21	Open		227,806	228,068	Corporate Bonds	Open/Demand

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	33

Consolidated Schedule of Investments (continued) December 31, 2021	BlackRock Capital Allocation Trust (BCAT)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate		Trade Date	Maturity Date	(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements	(a)
RBC Capital Markets LLC	0.30	%(b)	08/13/21	Open		$360,214	$360,628	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.30	(b)	08/13/21	Open		229,401	229,665	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.30	(b)	08/13/21	Open		225,395	225,654	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.30	(b)	08/13/21	Open		228,678	228,941	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.30	(b)	08/13/21	Open		223,789	224,046	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.30	(b)	08/13/21	Open		224,438	224,696	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	0.25	(b)	08/13/21	Open		223,226	223,440	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	0.25	(b)	08/13/21	Open		422,821	423,226	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	0.25	(b)	08/13/21	Open		265,200	265,454	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	0.25	(b)	08/13/21	Open		280,830	281,099	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	0.25	(b)	08/13/21	Open		223,544	223,758	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	0.25	(b)	08/13/21	Open		227,125	227,343	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	0.25	(b)	08/13/21	Open		231,210	231,432	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	0.33	(b)	08/13/21	Open		203,288	203,545	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.30	(b)	08/20/21	Open		1,090,500	1,091,691	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.30	(b)	08/20/21	Open		879,000	879,960	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.30	(b)	08/20/21	Open		786,625	787,484	Foreign Agency Obligations	Open/Demand
Credit Suisse Securities (USA) LLC	0.35	(b)	08/20/21	Open		993,000	994,265	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.30	(b)	08/23/21	Open		656,006	656,717	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.30	(b)	08/23/21	Open		991,500	992,574	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.30	(b)	08/23/21	Open		1,419,990	1,421,528	Foreign Agency Obligations	Open/Demand
Barclays Capital, Inc.	0.30	(b)	08/23/21	Open		611,175	611,837	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.30	(b)	08/23/21	Open		693,963	694,714	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.30	(b)	08/23/21	Open		737,588	738,387	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.30	(b)	08/23/21	Open		1,368,034	1,369,516	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.30	(b)	08/23/21	Open		734,250	735,045	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.30	(b)	08/23/21	Open		1,160,250	1,161,507	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.30	(b)	10/06/21	Open		470,250	470,587	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.30	(b)	10/07/21	Open		212,625	212,776	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.30	(b)	10/12/21	Open		515,625	515,969	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.30	(b)	10/12/21	Open		671,875	672,323	Corporate Bonds	Open/Demand
BNP Paribas S.A.	(0.50	)(b)	10/20/21	Open		1,602,500	1,600,875	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.10	(b)	11/08/21	Open		3,882,177	3,882,748	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.25	(b)	11/08/21	Open		2,464,231	2,465,138	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.30	(b)	11/08/21	Open		2,288,756	2,289,767	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.30	(b)	11/08/21	Open		1,799,766	1,800,561	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.28	(b)	11/08/21	Open		1,060,519	1,060,956	Foreign Agency Obligations	Open/Demand
Nomura Securities International, Inc.	0.25	(b)	11/08/21	Open		1,546,606	1,547,176	Foreign Agency Obligations	Open/Demand
Nomura Securities International, Inc.	0.25	(b)	11/08/21	Open		1,791,000	1,791,659	Foreign Agency Obligations	Open/Demand
Nomura Securities International, Inc.	0.25	(b)	11/08/21	Open		2,061,410	2,062,169	Foreign Agency Obligations	Open/Demand
Nomura Securities International, Inc.	0.25	(b)	11/08/21	Open		1,366,208	1,366,710	Foreign Agency Obligations	Open/Demand
Barclays Capital, Inc.	0.30	(b)	11/09/21	Open		554,435	554,675	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.30	(b)	11/12/21	Open		330,768	330,897	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	0.33	(b)	11/15/21	Open		3,820,282	3,821,893	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	0.33	(b)	11/15/21	Open		266,603	266,715	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	0.33	(b)	11/15/21	Open		310,888	311,019	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	11/23/21	Open		3,330,737	3,332,542	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	11/23/21	Open		3,496,920	3,498,814	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.48	(b)	11/23/21	Open		3,551,590	3,553,437	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.48	(b)	11/23/21	Open		3,542,954	3,544,796	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.48	(b)	11/23/21	Open		3,651,180	3,653,079	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.48	(b)	11/23/21	Open		3,566,389	3,568,243	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.48	(b)	11/23/21	Open		3,490,716	3,492,531	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.48	(b)	11/23/21	Open		2,931,377	2,932,902	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.48	(b)	11/23/21	Open		3,451,856	3,453,651	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.25	(b)	11/30/21	Open		4,478,565	4,479,560	Foreign Agency Obligations	Open/Demand
Barclays Capital, Inc.	0.30	(b)	11/30/21	Open		3,778,081	3,779,089	Foreign Agency Obligations	Open/Demand
BNP Paribas S.A.	0.45	(b)	11/30/21	Open		4,023,787	4,025,397	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.45	(b)	11/30/21	Open		3,776,760	3,778,271	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.15	(b)	12/07/21	Open		256,173	256,200	Foreign Agency Obligations	Open/Demand
Barclays Capital, Inc.	0.30	(b)	12/07/21	Open		1,440,938	1,441,238	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.29	(b)	12/07/21	Open		190,420	190,458	Foreign Agency Obligations	Open/Demand

34	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2021	BlackRock Capital Allocation Trust (BCAT)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate		Trade Date	Maturity Date	(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements	(a)
BNP Paribas S.A.	0.48	%(b)	12/07/21	Open		$2,516,085	$2,516,924	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.30	(b)	12/07/21	Open		1,258,250	1,258,512	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.28	(b)	12/07/21	Open		211,970	212,012	Foreign Agency Obligations	Open/Demand
RBC Capital Markets LLC	0.28	(b)	12/07/21	Open		201,042	201,082	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.28	(b)	12/07/21	Open		3,391,413	3,392,073	Foreign Agency Obligations	Open/Demand
RBC Capital Markets LLC	0.30	(b)	12/07/21	Open		783,641	783,805	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.38	(b)	12/07/21	Open		1,415,363	1,415,736	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.42	(b)	12/07/21	Open		1,186,754	1,187,086	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.42	(b)	12/07/21	Open		1,189,179	1,189,512	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.42	(b)	12/07/21	Open		1,892,550	1,893,080	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.42	(b)	12/07/21	Open		2,402,180	2,402,853	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.42	(b)	12/07/21	Open		1,233,750	1,234,095	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.42	(b)	12/07/21	Open		430,650	430,771	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.35	(b)	12/08/21	Open		2,394,791	2,395,350	Foreign Agency Obligations	Open/Demand
Barclays Capital, Inc.	0.40	(b)	12/08/21	Open		1,126,089	1,126,390	Foreign Agency Obligations	Open/Demand
Barclays Capital, Inc.	0.50	(b)	12/08/21	Open		2,626,982	2,627,858	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.45	(b)	12/08/21	Open		3,466,190	3,467,230	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.45	(b)	12/08/21	Open		2,808,750	2,809,593	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.48	(b)	12/08/21	Open		2,431,646	2,432,424	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.48	(b)	12/08/21	Open		2,538,130	2,538,942	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.45	(b)	12/08/21	Open		4,400,730	4,402,050	Foreign Agency Obligations	Open/Demand
RBC Capital Markets LLC	0.45	(b)	12/08/21	Open		1,877,225	1,877,788	Foreign Agency Obligations	Open/Demand
RBC Capital Markets LLC	0.45	(b)	12/08/21	Open		2,118,831	2,119,467	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.45	(b)	12/08/21	Open		2,056,560	2,057,529	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.30	(b)	12/13/21	Open		526,975	527,054	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.30	(b)	12/21/21	Open		58,044	58,044	Corporate Bonds	Open/Demand
BNP Paribas S.A.	(1.00	)(b)	12/21/21	Open		954,114	953,823	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	0.00	(b)	12/21/21	Open		1,274,495	1,274,496	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.30	(b)	12/30/21	Open		258,000	258,000	Corporate Bonds	Open/Demand

						$246,527,126	$246,791,396

(a)	Certain agreements have no stated maturity and can be terminated by either party at any time.
(b)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Exchange Traded Bitcoin Futures(a)	5	01/28/22	$1,145	$(138,541)
Euro Bund	149	03/08/22	29,071	(568,413)
FTSE 100 Index	3	03/18/22	298	5,462
FTSE/MIB Index	10	03/18/22	1,546	36,526
MSCI Emerging Markets Index	10	03/18/22	613	(6,508)
Russell 2000 E-Mini Index	29	03/18/22	3,252	49,209
10-Year U.S. Treasury Note	426	03/22/22	55,520	385,671
U.S. Long Bond	116	03/22/22	18,553	194,651
2-Year U.S. Treasury Note	280	03/31/22	61,077	270
5-Year U.S. Treasury Note	2,103	03/31/22	254,217	735,974

				694,301

Short Contracts
30-Year Euro Buxl Bond	61	03/08/22	14,358	783,327
Euro BTP	161	03/08/22	26,947	645,058
Euro OAT	48	03/08/22	8,916	178,657
Euro Stoxx 50 Index	407	03/18/22	19,810	(433,946)
NASDAQ 100 E-Mini Index	150	03/18/22	48,962	27,901
S&P 500 E-Mini Index	693	03/18/22	164,882	(2,252,484)

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	35

Consolidated Schedule of Investments (continued) December 31, 2021	BlackRock Capital Allocation Trust (BCAT)

Futures Contracts (continued)

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts (continued)
10-Year U.S. Ultra Long Treasury Note	1,254	03/22/22	$183,221	$(1,631,319)
Ultra U.S. Treasury Bond	36	03/22/22	7,059	95,928
Long Gilt	113	03/29/22	19,104	(76,600)

				(2,663,478)

				$(1,969,177)

(a)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Financial Statements for details on the wholly-owned subsidiary.

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	106	EUR	91	Bank of America N.A.	01/20/22	$2
USD	3,603,602	EUR	3,095,909	Bank of America N.A.	01/20/22	77,790
USD	27,801,888	EUR	23,882,116	BNP Paribas SA	01/20/22	603,464
USD	351,827	EUR	301,520	Goldman Sachs International	01/20/22	8,437
USD	15,770,412	EUR	13,570,209	Morgan Stanley & Co. International PLC	01/20/22	315,823
USD	586,779	EUR	514,671	State Street Bank and Trust Co.	01/20/22	640
USD	2,009,247	EUR	1,728,200	State Street Bank and Trust Co.	01/20/22	41,067
USD	3,565,847	EUR	3,071,614	State Street Bank and Trust Co.	02/03/22	66,715
EUR	5,113,927	USD	5,763,217	Citibank N.A.	03/16/22	67,540
BRL	19,495,221	USD	3,415,959	Morgan Stanley & Co. International PLC	03/17/22	22,122
EUR	1,186,146	USD	1,344,342	Bank of America N.A.	03/17/22	8,101
EUR	1,726,345	USD	1,947,778	Bank of America N.A.	03/17/22	20,599
EUR	46,453,275	USD	52,613,444	BNP Paribas SA	03/17/22	352,541
EUR	263,835	USD	299,392	Deutsche Bank AG	03/17/22	1,432
EUR	467,752	USD	529,395	Deutsche Bank AG	03/17/22	3,935
EUR	1,342,074	USD	1,522,577	Deutsche Bank AG	03/17/22	7,655
EUR	1,376,878	USD	1,556,198	Deutsche Bank AG	03/17/22	13,718
EUR	4,080,288	USD	4,605,186	Deutsche Bank AG	03/17/22	47,155
EUR	9,505,134	USD	10,735,601	Morgan Stanley & Co. International PLC	03/17/22	102,144
GBP	222,941	USD	294,853	Deutsche Bank AG	03/17/22	6,815
GBP	360,469	USD	476,253	Morgan Stanley & Co. International PLC	03/17/22	11,508
MXN	52,267,219	USD	2,421,951	JPMorgan Chase Bank N.A.	03/17/22	98,248
USD	1,160,953	JPY	131,950,099	Bank of America N.A.	03/17/22	13,190
USD	10,586,790	JPY	1,201,457,858	Morgan Stanley & Co. International PLC	03/17/22	135,958
USD	666,423	JPY	76,002,243	State Street Bank and Trust Co.	03/17/22	5,320
USD	694,784	JPY	79,254,404	State Street Bank and Trust Co.	03/17/22	5,393
USD	701,884	JPY	79,725,480	State Street Bank and Trust Co.	03/17/22	8,395
USD	719,070	JPY	81,604,569	State Street Bank and Trust Co.	03/17/22	9,236
EUR	8,045,156	USD	9,079,667	UBS AG	03/24/22	94,941
EUR	11,722,251	USD	13,235,992	UBS AG	03/24/22	131,935

						2,281,819

EUR	1,265,000	USD	1,472,237	JPMorgan Chase Bank N.A.	01/20/22	(31,578)
EUR	934,823	USD	1,085,882	Bank of America N.A.	02/03/22	(20,947)
USD	5,510,643	EUR	4,851,293	HSBC Bank PLC	02/17/22	(17,423)
USD	4,636,322	EUR	4,089,333	Citibank N.A.	03/16/22	(26,221)
USD	317,569,176	EUR	280,265,798	JPMorgan Chase Bank N.A.	03/16/22	(1,982,045)
USD	61,119,578	GBP	46,184,276	JPMorgan Chase Bank N.A.	03/16/22	(1,374,153)
RUB	221,218,619	USD	2,948,206	Citibank N.A.	03/17/22	(32,273)
USD	5,849,537	AUD	8,227,396	State Street Bank and Trust Co.	03/17/22	(137,366)
USD	19,212,614	CAD	24,689,079	JPMorgan Chase Bank N.A.	03/17/22	(302,261)
USD	2,357,626	CHF	2,171,529	UBS AG	03/17/22	(30,033)
USD	12,314,566	CNH	78,961,000	Deutsche Bank AG	03/17/22	(49,568)
USD	38,850	DKK	255,754	JPMorgan Chase Bank N.A.	03/17/22	(363)
USD	396,976	EUR	350,077	Bank of America N.A.	03/17/22	(2,182)
USD	3,801,241	EUR	3,347,900	Bank of America N.A.	03/17/22	(16,031)

36	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2021	BlackRock Capital Allocation Trust (BCAT)

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	1,968,091	EUR	1,735,528	Barclays Bank PLC	03/17/22	$(10,756)
USD	43,482	GBP	32,150	Barclays Bank PLC	03/17/22	(21)
USD	3,123,205	GBP	2,360,906	HSBC Bank PLC	03/17/22	(71,411)
USD	428,557	GBP	323,090	State Street Bank and Trust Co.	03/17/22	(8,626)
USD	22,391,907	HKD	174,664,008	State Street Bank and Trust Co.	03/17/22	(10,841)
USD	277,751	NOK	2,529,548	JPMorgan Chase Bank N.A.	03/17/22	(9,097)
USD	13,101,058	SEK	119,500,814	Morgan Stanley & Co. International PLC	03/17/22	(131,555)
USD	594,436	EUR	522,471	State Street Bank and Trust Co.	03/24/22	(1,384)

						(4,266,135)

						$(1,984,316)

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
SPDR S&P 500 ETF Trust	747	01/07/22	USD	472.00	USD	35,480	$376,861
SPDR S&P 500 ETF Trust	766	01/14/22	USD	475.00	USD	36,382	355,041
Alcoa Corp.	216	01/21/22	USD	50.00	USD	1,287	219,240
Alcoa Corp.	162	01/21/22	USD	55.00	USD	965	98,820
Amazon.com, Inc.	6	01/21/22	USD	3,900.00	USD	2,001	1,125
Barclays PLC	346	01/21/22	GBP	2.05	GBP	647	11,708
BP PLC	425	01/21/22	USD	32.00	USD	1,132	638
BP PLC	366	01/21/22	USD	27.00	USD	975	16,836
CF Industries Holdings, Inc.	128	01/21/22	USD	65.00	USD	906	80,640
Comcast Corp., Class A	237	01/21/22	USD	55.00	USD	1,193	1,541
Comcast Corp., Class A	151	01/21/22	USD	57.50	USD	760	302
D.R. Horton, Inc.	161	01/21/22	USD	105.00	USD	1,746	78,487
Daimler AG	65	01/21/22	EUR	95.00	EUR	439	629
Deere & Co.	27	01/21/22	USD	380.00	USD	926	905
Devon Energy Corp.	2,782	01/21/22	USD	40.00	USD	12,255	1,293,630
Devon Energy Corp.	95	01/21/22	USD	44.00	USD	418	18,192
Devon Energy Corp.	261	01/21/22	USD	46.00	USD	1,150	28,710
Diamondback Energy, Inc.	326	01/21/22	USD	115.00	USD	3,516	64,385
Dick’s Sporting Goods, Inc.	204	01/21/22	USD	140.00	USD	2,346	10,710
Energy Transfer LP	1,137	01/21/22	USD	10.00	USD	936	2,843
Exxon Mobil Corp.	146	01/21/22	USD	62.50	USD	893	11,096
FedEx Corp.	44	01/21/22	USD	280.00	USD	1,138	2,002
Ford Motor Co.	865	01/21/22	USD	22.00	USD	1,797	30,707
Freeport-McMoRan, Inc.	635	01/21/22	USD	41.00	USD	2,650	118,110
Generac Holdings, Inc.	10	01/21/22	USD	440.00	USD	352	475
General Motors Co.	215	01/21/22	USD	65.00	USD	1,261	6,128
Hilton Worldwide Holdings, Inc.	72	01/21/22	USD	140.00	USD	1,123	113,040
iShares MSCI Emerging Markets ETF	1,289	01/21/22	USD	54.00	USD	6,297	1,934
Lloyds Banking Group PLC	3,165	01/21/22	GBP	0.52	GBP	1,513	10,710
O’Reilly Automotive, Inc.	16	01/21/22	USD	660.00	USD	1,130	78,880
Ovintiv, Inc.	817	01/21/22	USD	38.00	USD	2,753	32,680
Pandora A/S	29	01/21/22	DKK	964.81	DKK	2,388	668
Pandora A/S	65	01/21/22	DKK	875.29	DKK	5,353	4,080
Pandora A/S	49	01/21/22	DKK	934.97	DKK	4,035	1,129
Royal Dutch Shell PLC, Class A	944	01/21/22	EUR	22.00	EUR	1,823	1,612
salesforce.com, Inc.	52	01/21/22	USD	290.00	USD	1,321	1,222
Societe Generale SA	357	01/21/22	EUR	30.00	EUR	1,078	31,906
SPDR S&P 500 ETF Trust	936	01/21/22	USD	470.00	USD	44,456	865,800
SPDR S&P 500 ETF Trust	774	01/21/22	USD	468.00	USD	36,762	838,629
SPDR S&P Biotech ETF	302	01/21/22	USD	135.00	USD	3,381	3,624
SPDR S&P Biotech ETF	255	01/21/22	USD	134.00	USD	2,855	2,678
Tesla, Inc.	27	01/21/22	USD	1,200.00	USD	2,853	45,360
Uber Technologies, Inc.	874	01/21/22	USD	50.00	USD	3,665	14,421
ARK Innovation ETF	289	02/18/22	USD	97.00	USD	2,734	128,605

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	37

Consolidated Schedule of Investments (continued) December 31, 2021	BlackRock Capital Allocation Trust (BCAT)

Exchange-Traded Options Purchased (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Ford Motor Co.	1,037	02/18/22	USD	22.00	USD	2,154	$93,330
Generac Holdings, Inc.	10	02/18/22	USD	390.00	USD	352	9,050
iShares China Large-Cap ETF	2,193	02/18/22	USD	44.00	USD	8,022	12,062
iShares China Large-Cap ETF	1,245	02/18/22	USD	39.00	USD	4,554	59,137
Micron Technology, Inc.	137	02/18/22	USD	90.00	USD	1,276	90,762
Twilio, Inc., Class A	60	04/14/22	USD	310.00	USD	1,580	66,600
General Motors Co.	418	06/17/22	USD	65.00	USD	2,451	151,525

							5,489,205

Put
SPX Volatility Index	845	01/19/22	USD	22.00	USD	1,455	316,875
iShares iBoxx $ High Yield Corporate Bond ETF	4,512	01/21/22	USD	84.00	USD	39,259	36,096
iShares iBoxx $ High Yield Corporate Bond ETF	1,256	01/21/22	USD	82.00	USD	10,928	5,024
salesforce.com, Inc.	47	01/21/22	USD	280.00	USD	1,194	123,962
10-Year U.S. Treasury Note Future	465	02/18/22	USD	129.50	USD	60,668	254,297

							736,254

							$6,225,459

OTC Barrier Options Purchased

Description	Type of Option	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Barrier Price/Range		Notional Amount (000)		Value
Put
USD Currency	One Touch	Citibank N.A.	—	02/21/22	RUB	68.00	RUB	68.00	USD	482	$5,913
USD Currency	One Touch	Bank of America N.A.	—	04/18/22	RUB	66.00	RUB	66.00	USD	362	245

											$6,158

OTC Options Purchased

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
LVMH Moet Hennessy Louis Vuitton	Barclays Bank PLC	1,500	03/18/22	EUR	730.00	EUR	1,091	$28,500
Amazon.com, Inc.	Citibank N.A.	1,000	06/17/22	USD	4,150.00	USD	3,334	45,325

								73,825

Put
EUR Currency	Deutsche Bank AG	—	01/06/22	USD	1.12	EUR	64,906	12,858
S&P 500 Index	Citibank N.A.	994	01/21/22	USD	4,571.55	USD	4,738	15,807

								28,665

								$102,490

OTC Interest Rate Swaptions Purchased

	Paid by the Trust		Received by the Trust			Expiration	Exercise		Notional
Description	Rate	Frequency	Rate	Frequency	Counterparty	Date	Rate	Amount (000)		Value
Call
30-Year Interest Rate Swap, 04/16/52	3-Month LIBOR, 0.21%	Quarterly	1.50%	Semi-Annual	Morgan Stanley & Co. International PLC	04/14/22	1.50%	USD	18,041	$319,621
30-Year Interest Rate Swap, 04/22/52	3-Month LIBOR, 0.21%	Quarterly	1.60%	Semi-Annual	Goldman Sachs International	04/20/22	1.60	USD	4,605	120,275
30-Year Interest Rate Swap, 04/22/52	3-Month LIBOR, 0.21%	Quarterly	1.60%	Semi-Annual	Goldman Sachs International	04/20/22	1.60	USD	4,604	120,252
10-Year Interest Rate Swap, 04/23/32	3-Month LIBOR, 0.21%	Quarterly	1.30%	Semi-Annual	Morgan Stanley & Co. International PLC	04/21/22	1.30	USD	9,779	50,965
30-Year Interest Rate Swap, 07/07/52	3-Month LIBOR, 0.21%	Quarterly	1.52%	Semi-Annual	Citibank N.A.	07/05/22	1.52	USD	9,679	278,482

38	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2021	BlackRock Capital Allocation Trust (BCAT)

OTC Interest Rate Swaptions Purchased (continued)

	Paid by the Trust		Received by the Trust			Expiration	Exercise		Notional
Description	Rate	Frequency	Rate	Frequency	Counterparty	Date	Rate	Amount (000)		Value
Call (continued)
30-Year Interest Rate Swap, 07/08/52	3-Month LIBOR, 0.21%	Quarterly	1.55%	Semi-Annual	Deutsche Bank AG	07/06/22	1.55%	USD	2,043	$63,877
30-Year Interest Rate Swap, 07/08/52	3-Month LIBOR, 0.21%	Quarterly	1.55%	Semi-Annual	Deutsche Bank AG	07/06/22	1.55	USD	2,043	63,877
1-Year Interest Rate Swap, 03/18/24	3-Month LIBOR, 0.21%	Quarterly	0.80%	Semi-Annual	Morgan Stanley & Co. International PLC	03/16/23	0.80	USD	124,708	102,546

										1,119,895

Put
30-Year Interest Rate Swap, 01/21/52	1.96%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	Morgan Stanley & Co. International PLC	01/19/22	1.96	USD	9,600	16,376

										$1,136,271

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
SPDR S&P 500 ETF Trust	498	01/07/22	USD	480.00	USD	23,653	$(41,832)
Abbott Laboratories	129	01/21/22	USD	146.00	USD	1,816	(9,482)
Amazon.com, Inc.	6	01/21/22	USD	4,250.00	USD	2,001	(321)
Apple, Inc.	279	01/21/22	USD	195.00	USD	4,954	(10,183)
BP PLC	366	01/21/22	USD	30.00	USD	975	(1,281)
Capital One Financial Corp.	199	01/21/22	USD	164.40	USD	2,887	(2,985)
Costco Wholesale Corp.	86	01/21/22	USD	585.00	USD	4,882	(30,960)
Daimler AG	65	01/21/22	EUR	104.00	EUR	439	(888)
Devon Energy Corp.	2,782	01/21/22	USD	50.00	USD	12,255	(87,633)
Devon Energy Corp.	261	01/21/22	USD	55.00	USD	1,150	(1,827)
Diamondback Energy, Inc.	326	01/21/22	USD	140.00	USD	3,516	(4,890)
Exxon Mobil Corp.	146	01/21/22	USD	70.00	USD	893	(511)
Freeport-McMoRan, Inc.	531	01/21/22	USD	46.00	USD	2,216	(13,009)
Freeport-McMoRan, Inc.	635	01/21/22	USD	49.00	USD	2,650	(3,810)
iShares MSCI Emerging Markets ETF	1,289	01/21/22	USD	57.00	USD	6,297	(3,867)
Ovintiv, Inc.	817	01/21/22	USD	50.00	USD	2,753	(4,085)
SPDR S&P 500 ETF Trust	293	01/21/22	USD	488.00	USD	13,916	(22,707)
Tesla, Inc.	27	01/21/22	USD	1,400.00	USD	2,853	(9,450)
TJX Cos., Inc.	192	01/21/22	USD	77.50	USD	1,458	(15,648)
Uber Technologies, Inc.	712	01/21/22	USD	60.00	USD	2,985	(1,068)
ARK Innovation ETF	289	02/18/22	USD	108.00	USD	2,734	(36,847)
D.R. Horton, Inc.	156	02/18/22	USD	115.00	USD	1,692	(34,944)
Ford Motor Co.	1,037	02/18/22	USD	27.00	USD	2,154	(15,555)
Home Depot, Inc.	63	02/18/22	USD	440.00	USD	2,615	(24,097)
iShares China Large-Cap ETF	2,193	02/18/22	USD	48.00	USD	8,022	(21,930)
iShares China Large-Cap ETF	1,245	02/18/22	USD	42.00	USD	4,554	(13,695)
Marsh & McLennan Cos., Inc.	209	02/18/22	USD	180.00	USD	3,633	(37,620)
McDonald’s Corp.	80	02/18/22	USD	280.00	USD	2,145	(16,560)
Micron Technology, Inc.	137	02/18/22	USD	105.00	USD	1,276	(20,550)
NextEra Energy, Inc.	470	03/18/22	USD	100.00	USD	4,388	(49,350)
UnitedHealth Group, Inc.	30	03/18/22	USD	530.00	USD	1,506	(29,025)
Twilio, Inc., Class A	60	04/14/22	USD	390.00	USD	1,580	(12,570)
General Motors Co.	418	06/17/22	USD	80.00	USD	2,451	(45,353)

							(624,533)

Put
SPX Volatility Index	1,267	01/19/22	USD	18.00	USD	2,182	(101,360)
Alcoa Corp.	378	01/21/22	USD	40.00	USD	2,252	(2,457)
Barclays PLC	346	01/21/22	GBP	1.70	GBP	647	(6,440)
Boston Scientific Corp.	289	01/21/22	USD	38.00	USD	1,228	(4,191)
CF Industries Holdings, Inc.	128	01/21/22	USD	52.50	USD	906	(6,400)
Comcast Corp., Class A	388	01/21/22	USD	50.00	USD	1,953	(38,024)
D.R. Horton, Inc.	161	01/21/22	USD	90.00	USD	1,746	(2,576)

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	39

Consolidated Schedule of Investments (continued) December 31, 2021	BlackRock Capital Allocation Trust (BCAT)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Put (continued)
Deere & Co.	27	01/21/22	USD	320.00	USD	926	$(4,253)
Delphi Automotive PLC	76	01/21/22	USD	150.00	USD	1,254	(5,700)
Devon Energy Corp.	95	01/21/22	USD	35.00	USD	418	(1,283)
Dick’s Sporting Goods, Inc.	140	01/21/22	USD	100.00	USD	1,610	(9,100)
Dick’s Sporting Goods, Inc.	64	01/21/22	USD	110.00	USD	736	(14,400)
Energy Transfer LP	1,137	01/21/22	USD	8.00	USD	936	(15,918)
FedEx Corp.	44	01/21/22	USD	220.00	USD	1,138	(506)
Generac Holdings, Inc.	10	01/21/22	USD	360.00	USD	352	(17,150)
Intuitive Surgical, Inc.	36	01/21/22	USD	320.00	USD	1,293	(8,910)
iShares iBoxx $ High Yield Corporate Bond ETF	4,512	01/21/22	USD	80.00	USD	39,259	(13,536)
iShares iBoxx $ High Yield Corporate Bond ETF	1,256	01/21/22	USD	78.00	USD	10,928	(3,768)
Lloyds Banking Group PLC	3,165	01/21/22	GBP	0.44	GBP	1,513	(10,710)
O’Reilly Automotive, Inc.	16	01/21/22	USD	560.00	USD	1,130	(6,560)
Pandora A/S	29	01/21/22	DKK	835.50	DKK	2,388	(13,652)
Pandora A/S	65	01/21/22	DKK	755.93	DKK	5,353	(6,070)
Pandora A/S	49	01/21/22	DKK	775.82	DKK	4,035	(6,958)
Royal Dutch Shell PLC, Class A	944	01/21/22	EUR	19.00	EUR	1,823	(29,555)
salesforce.com, Inc.	186	01/21/22	USD	250.00	USD	4,727	(77,190)
salesforce.com, Inc.	41	01/21/22	USD	240.00	USD	1,042	(6,827)
Societe Generale SA	357	01/21/22	EUR	27.00	EUR	1,078	(3,861)
Uber Technologies, Inc.	162	01/21/22	USD	40.00	USD	679	(16,038)
10-Year U.S. Treasury Note Future	698	02/18/22	USD	127.50	USD	91,067	(109,062)
Generac Holdings, Inc.	10	02/18/22	USD	300.00	USD	352	(6,300)
Micron Technology, Inc.	137	02/18/22	USD	72.50	USD	1,276	(4,453)
salesforce.com, Inc.	131	02/18/22	USD	230.00	USD	3,329	(35,632)
UnitedHealth Group, Inc.	30	03/18/22	USD	430.00	USD	1,506	(12,225)
BP PLC	425	04/14/22	USD	24.00	USD	1,132	(31,237)
Twilio, Inc., Class A	60	04/14/22	USD	260.00	USD	1,580	(149,700)

							(782,002)

							$(1,406,535)

OTC Barrier Options Written

Description	Type of Option	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Barrier Price/Range		Notional Amount (000)		Value
Put
S&P 500 Index	Down-and-in	Citibank N.A.	994	01/21/22	USD	4,114.39	USD	3,657.24	USD	4,090	$(982)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Charter Communications, Inc., Class A	Citibank N.A.	3,200	03/18/22	USD	680.00	USD	2,086	$(60,160)
LVMH Moet Hennessy Louis Vuitton	Barclays Bank PLC	2,250	03/18/22	EUR	800.00	EUR	1,636	(15,918)

								(76,078)

Put
EUR Currency	Deutsche Bank AG	—	01/06/22	USD	1.11	EUR	48,679	(222)
Charter Communications, Inc., Class A	Citibank N.A.	3,200	03/18/22	USD	560.00	USD	2,086	(19,360)
LVMH Moet Hennessy Louis Vuitton	Barclays Bank PLC	1,500	03/18/22	EUR	650.00	EUR	1,091	(17,180)
Amazon.com, Inc.	Citibank N.A.	500	06/17/22	USD	2,800.00	USD	1,667	(38,650)

								(75,412)

								$(151,490)

40	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2021	BlackRock Capital Allocation Trust (BCAT)

OTC Interest Rate Swaptions Written

	Paid by the Trust		Received by the Trust			Expiration Date	Exercise Rate	Notional Amount (000)
Description	Rate	Frequency	Rate	Frequency	Counterparty					Value
Call
1-Year Interest Rate Swap, 03/18/24	0.40%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	Morgan Stanley & Co. International PLC	03/16/23	0.40%	USD	124,708	$(37,742)
1-Year Interest Rate Swap, 03/18/24	0.60%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	Morgan Stanley & Co. International PLC	03/16/23	0.60	USD	124,708	(62,138)

										(99,880)

Put
5-Year Interest Rate Swap, 01/07/27	3-Month LIBOR, 0.21%	Quarterly	1.39%	Semi-Annual	Citibank N.A.	01/05/22	1.39	USD	37,639	(45,992)
5-Year Interest Rate Swap, 01/08/27	3-Month LIBOR, 0.21%	Quarterly	1.42%	Semi-Annual	Deutsche Bank AG	01/06/22	1.42	USD	7,663	(7,068)
5-Year Interest Rate Swap, 01/08/27	3-Month LIBOR, 0.21%	Quarterly	1.42%	Semi-Annual	Deutsche Bank AG	01/06/22	1.42	USD	7,663	(7,068)
5-Year Interest Rate Swap, 01/14/27	3-Month LIBOR, 0.21%	Quarterly	1.47%	Semi-Annual	Morgan Stanley & Co. International PLC	01/12/22	1.47	USD	5,554	(5,517)
10-Year Interest Rate Swap, 01/28/32	3-Month LIBOR, 0.21%	Quarterly	1.76%	Semi-Annual	Goldman Sachs International	01/26/22	1.76	USD	11,916	(27,022)
10-Year Interest Rate Swap, 01/28/32	3-Month LIBOR, 0.21%	Quarterly	1.76%	Semi-Annual	Goldman Sachs International	01/26/22	1.76	USD	23,832	(54,043)
5-Year Interest Rate Swap, 02/09/27	3-Month LIBOR, 0.21%	Quarterly	1.63%	Semi-Annual	Goldman Sachs International	02/07/22	1.63	USD	50,827	(68,033)
2-Year Interest Rate Swap, 03/18/24	1-Day SOFR, 0.05%	Annually	1.08%	Semi-Annual	Goldman Sachs International	03/16/22	1.08	USD	103,986	(144,010)
5-Year Interest Rate Swap, 06/17/31	3-Month LIBOR, 0.21%	Quarterly	3.04%	Semi-Annual	Barclays Bank PLC	06/15/26	3.04	USD	19,270	(222,931)
5-Year Interest Rate Swap, 06/17/31	3-Month LIBOR, 0.21%	Quarterly	3.04%	Semi-Annual	Barclays Bank PLC	06/15/26	3.04	USD	19,271	(222,939)
5-Year Interest Rate Swap, 07/02/31	3-Month LIBOR, 0.21%	Quarterly	3.04%	Semi-Annual	Morgan Stanley & Co. International PLC	06/30/26	3.04	USD	17,717	(206,411)

										(1,011,034)

										$(1,110,914)

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Trust	Payment Frequency	Termination Date	Credit Rating	(a)	Notional Amount (000)	(b)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.HY.34.V9	5.00%	Quarterly	06/20/25	CC+		USD 20,240		$1,696,386	$702,629	$993,757
CDX.NA.HY.35.V1	5.00	Quarterly	12/20/25	CCC+		USD 9,213		820,778	614,637	206,141
ITRAXX.XO.34.V2	5.00	Quarterly	12/20/25	CCC+		EUR 34,106		4,660,733	3,877,099	783,634
ITRAXX.XO.35.V1	5.00	Quarterly	06/20/26	B-		EUR 4,639		603,251	620,484	(17,233)

								$7,781,148	$5,814,849	$1,966,299

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.

Centrally Cleared Interest Rate Swaps

Paid by the Trust		Received by the Trust		Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
1-Month MXIBOR, 5.72%	Monthly	4.42%	Monthly	N/A	02/28/23	MXN	88,484	$(130,025)	$10	$(130,035)
1-Month MXIBOR, 5.72%	Monthly	4.50%	Monthly	N/A	03/03/23	MXN	88,456	(126,549)	10	(126,559)
1-Month MXIBOR, 5.72%	Monthly	4.68%	Monthly	N/A	02/27/24	MXN	62,782	(167,455)	10	(167,465)
1-Month MXIBOR, 5.72%	Monthly	4.86%	Monthly	N/A	03/01/24	MXN	62,782	(156,688)	10	(156,698)
0.40%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	N/A	03/08/24	USD	79,575	923,148	445	922,703
0.57%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	N/A	06/28/24	USD	17,798	216,566	114	216,452
0.51%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	N/A	07/13/24	USD	16,466	199,194	106	199,088

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	41

Consolidated Schedule of Investments (continued) December 31, 2021	BlackRock Capital Allocation Trust (BCAT)

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Trust		Received by the Trust		Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency

0.55%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	N/A		07/16/24	USD	24,810	$274,170	$161	$274,009
0.55%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	N/A		07/20/24	USD	24,485	271,737	159	271,578
0.49%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	N/A		07/23/24	USD	16,158	208,267	105	208,162
0.49%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	N/A		07/23/24	USD	16,158	209,709	105	209,604
0.56%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	N/A		08/12/24	USD	24,674	293,816	164	293,652
0.55%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	N/A		08/13/24	USD	16,080	194,588	107	194,481
0.57%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	N/A		08/27/24	USD	8,071	99,247	55	99,192
0.57%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	N/A		08/27/24	USD	8,071	98,647	55	98,592
0.57%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	N/A		08/27/24	USD	7,990	97,304	54	97,250
0.57%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	N/A		08/27/24	USD	8,111	98,369	55	98,314
0.57%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	N/A		08/27/24	USD	8,111	97,911	55	97,856
0.68%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	N/A		02/19/26	USD	15,214	344,633	116	344,517
0.70%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	N/A		02/22/26	USD	4,158	91,525	32	91,493
3-Month LIBOR, 0.21%	Quarterly	0.83%	Semi-Annual	N/A		03/08/26	USD	48,830	(814,965)	377	(815,342)
0.63%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	N/A		05/26/26	USD	70,700	2,072,300	581	2,071,719
0.64%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	N/A		05/27/26	USD	106,500	3,080,037	876	3,079,161
0.85%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	N/A		05/27/26	USD	35,500	698,812	292	698,520
3-Month LIBOR, 0.21%	Quarterly	0.98%	Semi-Annual	N/A		06/28/26	USD	10,679	(165,649)	90	(165,739)
3-Month LIBOR, 0.21%	Quarterly	0.87%	Semi-Annual	N/A		07/13/26	USD	9,703	(159,743)	81	(159,824)
0.94%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	N/A		10/14/26	USD	5,628	98,464	49	98,415
1.17%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	N/A		10/14/26	USD	8,887	57,833	79	57,754
1.15%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	N/A		11/10/26	USD	23,695	198,376	213	198,163
1.17%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	N/A		02/04/31	USD	5,187	147,396	77	147,319
1.20%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	N/A		02/05/31	USD	3,049	80,596	45	80,551
3-Month LIBOR, 0.21%	Quarterly	1.40%	Semi-Annual	N/A		04/07/31	USD	22,642	(252,551)	345	(252,896)
3-Month LIBOR, 0.21%	Quarterly	1.42%	Semi-Annual	N/A		04/08/31	USD	13,011	(122,364)	198	(122,562)
1.57%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	N/A		05/27/31	USD	8,424	(13,672)	130	(13,802)
1.54%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	N/A		05/28/31	USD	1,495	1,524	23	1,501
2.18%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	06/17/26	(a)	06/17/31	USD	12,721	(221,624)	118	(221,742)
2.18%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	06/17/26	(a)	06/17/31	USD	12,910	(224,184)	120	(224,304)
2.16%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	06/18/26	(a)	06/18/31	USD	12,910	(213,918)	120	(214,038)
1.99%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	07/02/26	(a)	07/02/31	USD	5,315	(45,963)	49	(46,012)
1.99%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	07/02/26	(a)	07/02/31	USD	12,402	(109,517)	115	(109,632)
0.02%	Annual	6-Month EURIBOR, (0.55%)	Semi-Annual	N/A		08/26/31	EUR	9,317	246,433	182	246,251
1.40%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	N/A		10/12/31	USD	7,217	99,073	113	98,960
1.38%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	N/A		10/14/31	USD	4,388	67,644	69	67,575
1.38%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	N/A		10/14/31	USD	6,391	100,328	100	100,228
3-Month LIBOR, 0.21%	Quarterly	1.59%	Semi-Annual	N/A		10/14/31	USD	33,197	136,372	528	135,844
3-Month LIBOR, 0.21%	Quarterly	1.62%	Semi-Annual	N/A		11/19/31	USD	22,524	117,013	362	116,651
1.44%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	N/A		11/26/31	USD	3,858	45,777	61	45,716
1.41%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	N/A		11/30/31	USD	2,669	39,702	42	39,660
1.70%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	N/A		11/26/41	USD	2,070	20,731	49	20,682
1.45%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	N/A		12/11/50	USD	2,193	148,756	67	148,689
1.45%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	N/A		01/07/51	USD	7,090	446,739	215	446,524
1.52%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	N/A		01/08/51	USD	2,422	108,902	74	108,828
1.63%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	N/A		01/25/51	USD	5,110	103,794	156	103,638
1.58%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	N/A		02/01/51	USD	5,275	172,195	161	172,034
1.66%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	N/A		02/04/51	USD	2,952	36,223	90	36,133
1.68%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	N/A		02/05/51	USD	3,049	22,835	93	22,742
1.91%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	N/A		02/22/51	USD	1,179	(56,133)	36	(56,169)
2.01%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	N/A		05/27/51	USD	4,357	(290,998)	136	(291,134)
1.97%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	N/A		05/28/51	USD	718	(41,614)	22	(41,636)
2.04%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	N/A		06/07/51	USD	1,360	(98,453)	42	(98,495)
3-Month LIBOR, 0.21%	Quarterly	1.83%	Semi-Annual	N/A		06/22/51	USD	3,001	65,411	94	65,317
1.63%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	N/A		08/23/51	USD	1,036	21,498	32	21,466
1.85%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	N/A		10/15/51	USD	1,453	(45,659)	45	(45,704)
1.82%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	N/A		10/18/51	USD	2,257	(54,202)	71	(54,273)

42	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2021	BlackRock Capital Allocation Trust (BCAT)

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Trust		Received by the Trust		Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
3-Month LIBOR, 0.21%	Quarterly	1.84%	Semi-Annual	N/A	11/08/51	USD	2,452	$65,750	$77	$65,673
1.71%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	N/A	11/30/51	USD	977	5,512	30	5,482

								$8,712,931	$8,853	$8,704,078

(a)	Forward Swap.

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Trust	Payment Frequency	Counterparty	Termination Date	Credit Rating(a)	Notional Amount (000)(b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Trust Fibrauno	1.00%	Quarterly	Citibank N.A.	06/20/26	N/R	USD	2,964	$(192,612)	$(295,812)	$103,200
Trust Fibrauno	1.00	Quarterly	Citibank N.A.	06/20/26	N/R	USD	829	(53,871)	(82,895)	29,024
CMBX.NA.9	3.00	Monthly	Morgan Stanley & Co. International PLC	09/17/58	N/R	USD	2,000	(186,764)	(451,704)	264,940
CMBX.NA.9	3.00	Monthly	Morgan Stanley & Co. International PLC	09/17/58	N/R	USD	2,000	(186,763)	(440,964)	254,201
CMBX.NA.9	3.00	Monthly	Morgan Stanley & Co. International PLC	09/17/58	N/R	USD	1,500	(140,073)	(168,445)	28,372

								$(760,083)	$(1,439,820)	$679,737

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.

(b)	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Interest Rate Swaps

Paid by the Trust		Received by the Trust		Counterparty	Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
China Fixing Repo Rates 7-Day, 2.40%	Quarterly	2.60%	Quarterly	Morgan Stanley & Co. International PLC	N/A	09/15/26	CNY	157,107	$260,817	$—	$260,817

OTC Total Return Swaps

Paid by the Trust		Received by the Trust			Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation Depreciation
Rate/Reference	Frequency	Rate/Reference	Frequency	Counterparty
iShares iBoxx $ High Yield Corporate Bond ETF	Monthly	1-Day SOFR minus 2.10%, 0.05%	Monthly	Citibank N.A.	N/A	01/19/22	USD	1,444	$3,945	$—	$3,945
iShares iBoxx $ Investment Grade Corporate Bond ETF	Monthly	1-Day SOFR minus 0.60%, 0.05%	Monthly	Citibank N.A.	N/A	01/19/22	USD	2,847	(2,739)	—	(2,739)
iShares iBoxx $ Investment Grade Corporate Bond ETF	Monthly	1-Day SOFR minus 0.60%, 0.05%	Monthly	Citibank N.A.	N/A	01/21/22	USD	1,400	(7,733)	—	(7,733)
Snap Inc., Class A	Monthly	1-Day SOFR minus 0.18%, 0.05%	Monthly	BNP Paribas SA	N/A	03/16/22	USD	451	(27,157)	—	(27,157)
iShares iBoxx $ High Yield Corporate Bond ETF	Monthly	1-Day SOFR minus 2.25%, 0.05%	Monthly	Citibank N.A.	N/A	03/17/22	USD	10,675	(78,941)	—	(78,941)
Snap Inc., Class A	Monthly	1-Day SOFR minus 0.25%, 0.05%	Monthly	BNP Paribas SA	N/A	03/17/22	USD	1,218	(47,003)	—	(47,003)

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	43

Consolidated Schedule of Investments (continued) December 31, 2021	BlackRock Capital Allocation Trust (BCAT)

OTC Total Return Swaps (continued)

Paid by the Trust		Received by the Trust			Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation Depreciation
Rate/Reference	Frequency	Rate/Reference	Frequency	Counterparty
3-Month LIBOR, 0.21%	Quarterly	Markit iBoxx USD Liquid Leveraged Loan Index	Monthly	Goldman Sachs International	N/A	03/20/22	USD	21,590	$93,097	$(6,453)	$99,550
3-Month LIBOR, 0.21%	Quarterly	Markit iBoxx USD Liquid Leveraged Loan Index	Quarterly	Morgan Stanley & Co. International PLC	N/A	03/20/22	USD	26,618	78,436	(7,956)	86,392
Universal Health Service Inc.	Quarterly	1-Day SOFR minus 0.08%, 0.05%	Quarterly	BNP Paribas SA	N/A	06/10/22	USD	670	(9,483)	—	(9,483)
3-Month LIBOR, 0.21%	Quarterly	Markit iBoxx USD Liquid Leveraged Loan Index	Monthly	Goldman Sachs International	N/A	06/20/22	USD	21,590	135,307	(5,999)	141,306
3-Month LIBOR, 0.21%	Quarterly	Markit iBoxx USD Liquid Leveraged Loan Index	Monthly	Morgan Stanley & Co. International PLC	N/A	06/20/22	USD	26,618	166,821	(7,397)	174,218

									$304,550	$(27,805)	$332,355

OTC Total Return Swaps

Reference Entity	Payment Frequency	Counterparty(a)	Termination Date	Net Notional	Accrued Unrealized Appreciation (Depreciation)		Net Value of Reference Entity	Gross Notional Amount Net Asset Percentage
Equity Securities Long/Short	Monthly	Citibank N.A.(b)	10/11/23	$5,422,472	$60,213	(c)	$5,485,005	0.2%
	Monthly	JPMorgan Chase Bank N.A.(d)	02/08/23	(2,265,774)	(193,397	)(e)	(2,436,759)	0.1

					$(133,184)		$3,048,246

(a)

The Trust receives the total return on a portfolio of long positions underlying the total return swap. The Trust pays the total return on a portfolio of short positions underlying the total return swap. In addition, the Trust pays or receives a variable rate of interest, based on a specified benchmark. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions.

(c)	Amount includes $(2,320) of net dividends and financing fees.
(e)	Amount includes $(22,412) of net dividends and financing fees.

The following are the specified benchmarks (plus or minus a range) used in determining the variable rate of interest:

	(b)	(d)
Range:	30 basis points	15 basis points
Benchmarks:	USD - 1D Overnight Bank Funding Rate (OBFR01)	USD - 1D Overnight Bank Funding Rate (OBFR01)

The following table represents the individual long positions and related values of the equity securities underlying the total return swap with Citibank N.A. as of period end, termination date October 11, 2023:

Security	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Italy
Leonardo SpA	764,722	$5,485,005	100.0%

Net Value of Reference Entity — Citibank N.A.		$5,485,005

The following table represents the individual short positions and related values of the equity securities underlying the total return swap with JPMorgan Chase Bank N.A. as of period end, termination date February 8, 2023:

Security	Shares	Value	% of Basket Value

Reference Entity — Short

Common Stocks

United States
Walgreens Boots Alliance, Inc.	(46,717)	$(2,436,759)	100.0%

Net Value of Reference Entity — JPMorgan Chase Bank N.A.		$(2,436,759)

44	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2021	BlackRock Capital Allocation Trust (BCAT)

Balances Reported in the Consolidated Statements of Assets and Liabilities for Centrally Cleared Swaps, OTC Swaps and Options Written

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value

Centrally Cleared Swaps	$5,823,702	$—	$14,201,671	$(3,531,294)	$—
OTC Swaps	—	(1,467,625)	1,506,178	(366,453)	—
Options Written	N/A	N/A	2,550,918	(177,401)	(2,669,921)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Consolidated Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$119,098	$—	$3,019,536	$—	$3,138,634
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	2,281,819	—	—	2,281,819
Options purchased
Investments at value — unaffiliated(b)	—	—	6,060,794	19,016	1,390,568	—	7,470,378
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps	—	1,983,532	—	—	12,218,139	—	14,201,671
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	679,737	64,158	—	762,283	—	1,506,178

	$—	$2,663,269	$6,244,050	$2,300,835	$17,390,526	$—	$28,598,680

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$138,541	$—	$2,692,938	$—	$2,276,332	$—	$5,107,811
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	4,266,135	—	—	4,266,135
Options written
Options written at value	—	—	1,449,723	222	1,219,976	—	2,669,921
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps	—	17,233	—	—	3,514,061	—	3,531,294
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	1,439,820	366,453	—	27,805	—	1,834,078

	$138,541	$1,457,053	$4,509,114	$4,266,357	$7,038,174	$—	$17,409,239

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Consolidated Schedule of Investments. In the Consolidated Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

(b)	Includes options purchased at value as reported in the Consolidated Schedule of Investments.

For the period ended December 31, 2021, the effect of derivative financial instruments in the Consolidated Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$(68,751)	$—	$(46,946,643)	$—	$(15,260,438)	$—	$(62,275,832)
Forward foreign currency exchange contracts	—	—	—	32,084,758	—	—	32,084,758
Options purchased(a)	—	—	(18,214,018)	(248,682)	(4,007,048)	(53,949)	(22,523,697)
Options written	—	—	12,823,974	111,810	3,213,993	—	16,149,777
Swaps	—	2,430,217	(602,539)	—	(1,041,704)	—	785,974

	$(68,751)	$2,430,217	$(52,939,226)	$31,947,886	$(17,095,197)	$(53,949)	$(35,779,020)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts.	$(138,541)	$—	$(1,839,112)	$—	$737,440	$—	$(1,240,213)

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	45

Consolidated Schedule of Investments (continued) December 31, 2021	BlackRock Capital Allocation Trust (BCAT)

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Forward foreign currency exchange contracts	$—	$—	$—	$(2,413,905)	$—	$—	$(2,413,905)
Options purchased(b)	—	—	238,744	(495,987)	605,291	—	348,048
Options written	—	—	2,082,555	149,360	592,355	—	2,824,270
Swaps	—	1,138,269	(842,545)	—	9,489,587	—	9,785,311

	$(138,541)	$1,138,269	$(360,358)	$(2,760,532)	$11,424,673	$—	$9,303,511

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$282,564,433
Average notional value of contracts — short	$668,323,191
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$541,773,139
Average amounts sold — in USD	$89,927,663
Options:
Average value of option contracts purchased	$6,777,935
Average value of option contracts written	$2,718,404
Average notional value of swaption contracts purchased	$337,091,957
Average notional value of swaption contracts written	$508,624,004
Credit default swaps:
Average notional value — buy protection	$52,250
Average notional value — sell protection	$80,581,688
Interest rate swaps:
Average notional value — pays fixed rate	$484,917,986
Average notional value — receives fixed rate	$132,344,847
Total return swaps:
Average notional value	$97,560,966

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities

Derivative Financial Instruments
Futures contracts	$949,953		$168,777
Forward foreign currency exchange contracts	2,281,819		4,266,135
Options	7,470,378	(a)	2,669,921
Swaps — centrally cleared	—		175,226
Swaps — OTC	1,506,178		1,834,078

Total derivative assets and liabilities in the Consolidated Statements of Assets and Liabilities	12,208,328		9,114,137

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(7,175,412)		(1,750,538)

Total derivative assets and liabilities subject to an MNA	$5,032,916		$7,363,599

(a)

Includes options purchased at value which is included in Investments at value — unaffiliated in the Consolidated Statements of Assets and Liabilities and reported in the Consolidated Schedule of Investments.

The following table presents the Trust’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Trust:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	(a)	Non-Cash Collateral Received	Cash Collateral Received	(b)	Net Amount of Derivative Assets	(c)(d)
Bank of America N.A.	$119,927	$(39,160)		$—	$(80,767)		$—

46	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2021	BlackRock Capital Allocation Trust (BCAT)

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Received	Cash Collateral Received (b)	Net Amount of Derivative Assets	(c)(d)
Barclays Bank PLC	$28,500	$(28,500)	$—	$—	$—
BNP Paribas SA	956,005	(83,643)	—	—	872,362
Citibank N.A.	609,449	(609,449)	—	—	—
Deutsche Bank AG	221,322	(63,926)	—	(157,396)	—
Goldman Sachs International	489,820	(305,560)	—	—	184,260
JPMorgan Chase Bank N.A.	98,248	(98,248)	—	—	—
Morgan Stanley & Co. International PLC	2,146,003	(1,519,829)	—	—	626,174
State Street Bank and Trust Co.	136,766	(136,766)	—	—	—
UBS AG	226,876	(30,033)	—	—	196,843

	$5,032,916	$(2,915,114)	$—	$(238,163)	$1,879,639

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Pledged	Cash Collateral Pledged (e)	Net Amount of Derivative Liabilities	(c)(f)
Bank of America N.A.	$39,160	$(39,160)	$—	$—	$—
Barclays Bank PLC	489,745	(28,500)	—	(461,245)	—
BNP Paribas SA	83,643	(83,643)	—	—	—
Citibank N.A.	691,758	(609,449)	—	—	82,309
Deutsche Bank AG	63,926	(63,926)	—	—	—
Goldman Sachs International	305,560	(305,560)	—	—	—
HSBC Bank PLC	88,834	—	—	—	88,834
JPMorgan Chase Bank N.A.	3,892,894	(98,248)	(1,940,108)	—	1,854,538
Morgan Stanley & Co. International PLC	1,519,829	(1,519,829)	—	—	—
State Street Bank and Trust Co.	158,217	(136,766)	—	—	21,451
UBS AG	30,033	(30,033)	—	—	—

	$7,363,599	$(2,915,114)	$(1,940,108)	$(461,245)	$2,047,132

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(d)	Net amount represents the net amount receivable from the counterparty in the event of default.
(e)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(f)

Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Consolidated Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Consolidated Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Asset-Backed Securities	$—	$231,562,914	$23,774,997	$255,337,911
Common Stocks
Argentina	9,440,148	—	—	9,440,148
Australia	—	3,316,827	—	3,316,827
Brazil	1,328,405	—	—	1,328,405
Canada	26,698,637	—	—	26,698,637
Cayman Islands	9,810,638	—	2,398,802	12,209,440
China	7,328,551	12,084,240	—	19,412,791
Finland	—	3,375,857	—	3,375,857

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	47

Consolidated Schedule of Investments (continued) December 31, 2021	BlackRock Capital Allocation Trust (BCAT)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Common Stocks (continued)
France	$—	$47,307,604	$—	$47,307,604
Germany	2,599,562	60,309,417	—	62,908,979
Hong Kong	—	7,955,177	—	7,955,177
India	—	—	7,165,688	7,165,688
Ireland	7,448,605	—	—	7,448,605
Israel	17,106,109	—	—	17,106,109
Italy	5,551,372	16,671,524	—	22,222,896
Japan	—	20,797,541	—	20,797,541
Luxembourg	1,588,592	—	—	1,588,592
Netherlands	9,948,292	38,701,731	—	48,650,023
Norway	—	116,585	—	116,585
South Korea	—	5,682,044	—	5,682,044
Spain	—	9,817,280	—	9,817,280
Sweden	—	15,722,216	—	15,722,216
Switzerland	3,957,724	1,765,871	—	5,723,595
Taiwan	11,611,359	—	—	11,611,359
United Kingdom	7,981,047	40,495,398	—	48,476,445
United States	845,080,908	39,195,062	11,869,498	896,145,468
Corporate Bonds
Argentina	—	1,287,069	—	1,287,069
Australia	—	131,700	6,084,235	6,215,935
Austria	—	3,276,450	—	3,276,450
Bahamas	—	1,114,597	—	1,114,597
Bahrain	—	3,066,906	—	3,066,906
Bermuda	1,186,185	4,698,600	—	5,884,785
Brazil	—	16,898,790	—	16,898,790
British Virgin Islands	—	69,813	—	69,813
Canada	—	1,697,389	—	1,697,389
Cayman Islands	—	37,655,355	—	37,655,355
Chile	—	7,948,428	—	7,948,428
China	—	19,704,417	—	19,704,417
Colombia	—	12,512,861	—	12,512,861
Cyprus	—	429,953	—	429,953
Dominican Republic	—	2,960,493	—	2,960,493
France	—	369,177	—	369,177
Germany	—	9,309,864	—	9,309,864
Guatemala	—	2,058,576	—	2,058,576
Hong Kong	—	2,000,350	—	2,000,350
India	—	23,361,108	—	23,361,108
Indonesia	—	8,095,600	—	8,095,600
Ireland	—	4,476,557	—	4,476,557
Israel	—	2,919,771	—	2,919,771
Italy	—	6,562,707	—	6,562,707
Japan	—	274,176	—	274,176
Jersey	—	695,437	—	695,437
Kuwait	—	1,381,188	—	1,381,188
Luxembourg	—	19,600,547	—	19,600,547
Macau	—	10,784,898	—	10,784,898
Mauritius	—	9,506,484	—	9,506,484
Mexico	—	34,300,384	—	34,300,384
MultiNational	—	516,233	—	516,233
Netherlands	—	10,421,731	—	10,421,731
Oman	—	1,556,044	—	1,556,044
Panama	—	1,852,551	—	1,852,551
Paraguay	—	731,706	—	731,706
Peru	—	4,989,978	—	4,989,978
Philippines	—	522,750	—	522,750
Qatar	—	205,500	—	205,500
Saudi Arabia	—	2,465,277	—	2,465,277
Singapore	—	7,844,813	—	7,844,813
South Africa	—	4,149,115	—	4,149,115
Turkey	—	239,281	—	239,281

48	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2021	BlackRock Capital Allocation Trust (BCAT)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Corporate Bonds (continued)
Ukraine	$—	$917,543	$—	$917,543
United Arab Emirates	—	5,231,371	—	5,231,371
United Kingdom	—	18,533,752	—	18,533,752
United States	—	186,254,426	13,332,256	199,586,682
Vietnam	—	1,456,219	—	1,456,219
Floating Rate Loan Interests	—	235,101,665	70,215,893	305,317,558
Foreign Agency Obligations	—	152,647,694	—	152,647,694
Investment Companies	77,734,412	—	—	77,734,412
Non-Agency Mortgage-Backed Securities	—	259,897,416	8,778,680	268,676,096
Other Interests	—	—	5,373,584	5,373,584
Preferred Securities
Capital Trusts	—	6,936,737	—	6,936,737
Preferred Stocks	—	4,245,633	54,495,679	58,741,312
U.S. Government Sponsored Agency Securities	—	3,560,988	—	3,560,988
U.S. Treasury Obligations	—	19,969,177	—	19,969,177
Warrants
Cayman Islands	14,915	—	—	14,915
Luxembourg	8,466	—	—	8,466
United Kingdom	92,258	—	—	92,258
United States	757,620	30,392	298,880	1,086,892
Short-Term Securities
Money Market Funds	37,246,671	—	—	37,246,671
Options Purchased
Equity Contracts	5,970,533	90,261	—	6,060,794
Foreign Currency Exchange Contracts	—	19,016	—	19,016
Interest Rate Contracts	254,297	1,136,271	—	1,390,568
Unfunded Floating Rate Loan Interests(a)	—	—	—	—
Unfunded SPAC PIPE Commitments(a)	—	—	227,689	227,689
Liabilities
Unfunded Floating Rate Loan Interests(a)	—	—	(518)	(518)

	$1,090,745,306	$1,735,550,473	$204,015,363	3,030,311,142

Investments Valued at NAV(b)				3,488,802

				$3,033,799,944

Derivative Financial Instruments(c)
Assets
Credit Contracts	$—	$2,663,269	$—	$2,663,269
Equity Contracts	77,110	106,146	—	183,256
Foreign Currency Exchange Contracts	—	2,281,819	—	2,281,819
Interest Rate Contracts	3,019,536	12,980,422	—	15,999,958
Liabilities
Commodity Contracts	(138,541)	—	—	(138,541)
Credit Contracts	—	(17,233)	—	(17,233)
Equity Contracts	(3,555,577)	(953,537)	—	(4,509,114)
Foreign Currency Exchange Contracts	—	(4,266,357)	—	(4,266,357)
Interest Rate Contracts	(2,385,394)	(4,624,975)	—	(7,010,369)

	$(2,982,866)	$8,169,554	$—	$5,186,688

(a)	Unfunded floating rate loan interests and SPAC PIPE commitments are valued at the unrealized appreciation (depreciation) on the commitment.
(b)	Certain investments of the Trust were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(c)

Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, reverse repurchase agreements of $246,791,396 are categorized as Level 2 within the fair value hierarchy.

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	49

Consolidated Schedule of Investments (continued) December 31, 2021	BlackRock Capital Allocation Trust (BCAT)

A reconciliation of Level 3 financial instruments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Non-Agency Mortgage-Backed Securities	Other Intrests	Preferred Stocks	Unfunded Floating Rate Loan Interests	Unfunded SPAC PIPE Commitments	Warrants	Total

Assets
Opening balance, as of December 31, 2020	$5,944,767	$6,344,102	$—	$21,252,633	$8,104,000	$—	$13,303,782	$—	$—	$184,016	$55,133,300
Transfers into Level 3	6,248,254	—	—	—	—	4,640,000	—	—	—	—	10,888,254
Transfers out of Level 3	(5,944,767)	—	—	—	(8,104,000)	—	—	—	—	—	(14,048,767)
Accrued discounts/premiums	9,196	—	13,604	28,321	(19,340)	—	—	—	—	—	31,781
Net realized gain (loss)	—	(2,035)	—	1,209,966	3,430	—	19,144	—	—	—	1,230,505
Net change in unrealized appreciation (depreciation)(a)(b)	(1,561,391)	2,636,036	9,538	(364,492)	28,179	691,788	1,338,430	(518)	227,689	(180,940)	2,824,319
Purchases	19,078,938	13,683,601	19,393,349	70,202,297	8,810,252	41,796	46,307,735	—	—	295,804	177,813,772
Sales	—	(1,227,716)	—	(22,112,832)	(43,841)	—	(6,473,412)	—	—	—	(29,857,801)

Closing balance, as of December 31, 2021	$23,774,997	$21,433,988	$19,416,491	$70,215,893	$8,778,680	$5,373,584	$54,495,679	$(518)	$227,689	$298,880	$204,015,363

Net change in unrealized appreciation (depreciation) on investments still held at December 31, 2021(b)	$(1,561,391)	$2,636,656	$9,538	$(10,315)	$28,179	$691,788	$6,139,665	$(518)	$227,689	$(180,940)	$7,980,351

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Consolidated Statements of Operations.
(b)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at December 31, 2021 is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Trust’s Level 3 financial instruments as of period end. The table does not include Level 3 financial instruments with values based upon unadjusted third-party pricing information in the amount of $53,736,067. A significant change in third party information could result in a significantly lower or higher value of such Level 3 financial instruments.

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized	(a)	Weighted Average of Unobservable Inputs Based on Fair Value
Assets
Common Stocks	$21,433,842	Market	EBITDA Multiple	24.75x		—
			Revenue Multiple	10.50x -22.00x		10.78x
			Volatility	38% - 67%		47%
			Time to Exit	0.8 - 3.0		1.4
			Recent Transactions	$ 67.84 - $1,942.35		$ 477.90
Asset Backed Securities	9,148,000	Income	Discount Rate	4% - 5%		4%
Corporate Bonds	17,064,130	Income	Discount Rate	10% - 10%		10%
		Market	Recent Transactions	97.50		—
Floating Rate Loan Interests	42,465,182	Income	Discount Rate	6% - 12%		9%
		Market	Recent Transactions	$ 98.00		—
Other Interests	5,373,584	Income	Discount Rate	5%		—
Preferred Stocks	54,495,678	Market	Revenue Multiple	1.50x - 32.00x		9.08x
			EBITDA Multiple	15.50x		—
			Time to Exit	1.5 - 5.0		3.7
			Volatility	42% - 75%		62%
			Recent Transactions	$ 5.32 - $990.00		$ 502.35
Warrants	298,880	Market	Time to Exit	0.5 - 2.1		1.3

50	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2021	BlackRock Capital Allocation Trust (BCAT)

Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized	(a)	Weighted Average of Unobservable Inputs Based on Fair Value
		Volatility	33% - 54%		41%
		Recent Transactions	$ 1.00		—

$150,279,296

(a)	A significant change in unobservable input would have resulted in a correlated (inverse) significant change to value.

See notes to financial statements.

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	51

Schedule of Investments December 31, 2021	BlackRock ESG Capital Allocation Trust (ECAT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities

Cayman Islands(b) — 1.3%
Aimco CLO 12 Ltd., Series 2020-12A, Class E, (3 mo. LIBOR US + 6.75%), 6.87%, 01/17/32(a)	USD	250	$250,175
Apidos CLO XXXVIII, Series 2021-38A, Class E2, (3 mo. LIBOR US + 7.75%), 7.99%, 01/21/34(a)(c)		500	494,983
Ares LIX CLO Ltd., Series 2021-59A, Class E, (3 mo. LIBOR US + 6.25%), 6.37%, 04/25/34(a)		250	244,626
Ares LVI CLO Ltd., Series 2020-56A, Class ER, (3 mo. LIBOR US + 6.50%), 6.63%, 10/25/34(a)		250	247,516
Battalion CLO IX Ltd., Series 2015-9A, Class DR, (3 mo. LIBOR US + 3.25%), 3.37%, 07/15/31(a)		250	248,773
Birch Grove CLO, Series 2021-3A, Class D1, (1 mo. LIBOR US + 3.20%), 3.29%, 01/19/35(a)(c)		500	500,027
Birch Grove CLO Ltd., Series 19A, Class DR, (3 mo. LIBOR US + 3.35%), 3.55%, 06/15/31(a)		500	499,994
Carlyle Global Market Strategies CLO 2015-3 Ltd., Series 2015-3A, Class CR, (3 mo. LIBOR US + 2.85%), 2.99%, 07/28/28(a)		500	495,175
CarVal CLO VC Ltd.(a)
(3 mo. LIBOR US + 3.25%), 3.41%, 10/15/34		250	250,000
Series 2021-2A, Class E, (3 mo. LIBOR US + 6.75%), 6.96%, 10/15/34(c)		250	247,500
Elmwood CLO VII Ltd., Series 2020-4A, Class SUB, 0.00%, 01/17/34(a)		1,000	866,400
Generate CLO 6 Ltd., Series 6A, Class DR, (3 mo. LIBOR US + 3.50%), 3.75%, 01/22/35(a)(c)		750	750,000
GoldentTree Loan Management US CLO 1 Ltd.(a)
Series 2021-11A, Class E, (3 mo. LIBOR US + 5.35%), 5.47%, 10/20/34(c)		1,500	1,485,032
Series 2021-11A, Class EJ, (3 mo. LIBOR US + 7.75%), 7.87%, 10/20/34(c)		1,000	989,970
Series 2021-9A, Class E, (3 mo. LIBOR US + 4.75%), 4.88%, 01/20/33		750	702,274
Golub Capital Partners CLO 53B Ltd., Series 2021-53A, Class E, (3 mo. LIBOR US + 6.70%), 6.83%, 07/20/34(a)		250	249,966
Harbor Park CLO 18-1 Ltd., Series 2018-1A, Class E, (3 mo. LIBOR US + 5.60%), 5.73%, 01/20/31(a)		250	247,685
Madison Park Funding XLIX Ltd., Series 2021-49A, Class E, (3 mo. LIBOR US + 6.25%), 6.37%, 10/19/34(a)		500	495,049
Marble Point CLO XXIII Ltd., Series 2021-4A, Class D1, (3 mo. LIBOR US + 3.65%), 3.74%, 01/22/35(a)(c)		250	250,000
Mill City Solar Loan 2019-1 Ltd., Series 2019-1A, Class C, 5.92%, 03/20/43		1,627	1,711,089
Mill City Solar Loan Ltd., 7.14%, 03/20/43		2,488	2,516,785
Myers Park CLO Ltd., Series 2018-1A, Class E, (3 mo. LIBOR US + 5.50%), 5.63%, 10/20/30(a)		250	245,049
OCP CLO Ltd., Series 2021-22A, Class E, (3 mo. LIBOR US + 6.60%), 6.72%, 12/02/34(a)(c)		500	495,004
Octagon 54 Ltd., Series 2021-1A, Class D, (3 mo. LIBOR US + 3.05%), 3.18%, 07/15/34(a)		1,500	1,500,596
Palmer Square Loan Funding Ltd., Series 2019-4A, Class C, (3 mo. LIBOR US + 3.25%), 3.37%, 10/24/27(a)		250	250,715

Security		Par (000)	Value

Cayman Islands (continued)
Park Avenue Institutional Advisers CLO Ltd., Series 2021-2A, Class D, (3 mo. LIBOR US + 3.40%), 3.50%, 07/15/34(a)	USD	1,650	$1,649,977
Rad CLO 15 Ltd., Series 2021-15A, Class E, (3 mo. LIBOR US + 6.20%), 6.45%, 01/20/34(a)(c)		500	497,476
Regatta XVII Funding Ltd., Series 2020-1A, Class E, (3 mo. LIBOR US + 7.61%), 7.73%, 10/15/33(a)		250	252,655
Regatta XXIV Funding Ltd., Series 2021-5A, Class E, (3 mo. LIBOR US + 6.80%), 6.89%, 01/20/35(a)(c)(d)		250	250,000
Sixth Street CLO XVII Ltd., Series 2021-17A, Class E, (3 mo. LIBOR US + 6.20%), 6.33%, 01/20/34(a)		750	749,994
Stratus CLO Ltd.(a)
Series 2021-1A, Class E, (3 mo. LIBOR US + 5.00%), 5.22%, 12/29/29(c)		1,250	1,245,899
Series 2021-1A, Class SUB, 0.00%, 12/29/29(c)		1,250	1,077,598
Series 2021-2A, Class E, (3 mo. LIBOR US + 5.75%), 5.97%, 12/28/29(d)		300	300,000
Series 2021-3A, Class E, (3 mo. LIBOR US + 5.75%), 5.97%, 12/29/29		250	250,000
Symphony CLO XXIII Ltd., Series 2020-23A, Class ER, (3 mo. LIBOR US + 6.15%), 6.32%, 01/15/34(a)(c)		500	495,039
TICP CLO IX Ltd., Series 2017-9A, Class D, (3 mo. LIBOR US + 2.90%), 3.03%, 01/20/31(a)		250	249,900
TICP CLO XIV Ltd., Series 2019-14A, Class DR, (3 mo. LIBOR US + 6.70%), 6.83%, 10/20/32(a)(c) .		500	495,045
TRESTLES CLO V Ltd., Series 2021-5A, Class E, (3 mo. LIBOR US + 6.35%), 6.51%, 10/20/34(a)		1,000	990,094
Trimaran Cavu 2019-1 Ltd., Series 2019-1A, Class E, (3 mo. LIBOR US + 7.04%), 7.17%, 07/20/32(a)		500	495,199
Trimaran Cavu Ltd., Series 2021-2A, Class D1, (3 mo. LIBOR US + 3.25%), 3.37%, 10/25/34(a)		550	550,016
Whitebox Clo II Ltd., Series 2020-2A, Class ER, (3 mo. LIBOR US + 7.10%), 7.26%, 10/24/34(a)		250	247,515
Whitebox CLO III Ltd.(a)
Series 2021-3A, Class D, (3 mo. LIBOR US + 3.35%), 3.47%, 10/15/34		1,000	1,000,038
Series 2021-3A, Class E, (3 mo. LIBOR US + 6.85%), 6.97%, 10/15/34		1,000	989,987

			28,020,815

United States(b) — 0.9%
Home Partners of America 2021-3 Trust, Series 2021-3, Class F, 4.24%, 01/17/41		4,000	3,986,769
Home Partners of America Trust, Series 2021-2, Class F, 3.80%, 12/17/26		2,498	2,453,795
Mariner Finance Issuance Trust, Series 2021-BA, Class E, 4.68%, 11/20/36		470	469,232
Mosaic Solar Loan Trust, Series 2018-2GS, Class C, 5.97%, 02/22/44		507	534,103
Oportun Issuance Trust 2021-C, Series 2021-C, Class C, 3.61%, 10/08/31		160	158,750
Progress Residential 2021-SFR10 Trust, Series 2021-SFR10, Class F, 4.61%, 12/17/38(c)		3,000	3,026,488
Progress Residential 2021-SFR9 Trust, Series 2021-SFR9, Class F, 4.05%, 11/17/40		2,400	2,363,707
Progress Residential Trust, Series 2021-SFR11, Class G, 4.69%, 01/17/39		3,000	2,981,425

52	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock ESG Capital Allocation Trust (ECAT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
Republic Finance Issuance Trust
Series 2020-A, Class D, 7.00%, 11/20/30	USD	600	$628,221
Series 2021-A, Class D, 5.23%, 12/22/31		800	798,222
Tricon Residential Trust
Series 2021-SFR1, Class F, 3.69%, 07/17/38		1,375	1,352,491
Series 2021-SFR1, Class G, 4.13%, 07/17/38		887	870,611

			19,623,814

Total Asset-Backed Securities — 2.2% (Cost: $47,989,200)			47,644,629

		Shares

Common Stocks

Brazil — 0.1%
NU Holdings Ltd.(e)		134,540	1,261,985

Cayman Islands — 0.0%
Salt Pay Co., Ltd., (Acquired 11/16/21, Cost: $1,099,370)(d)(e)(f)		566	1,099,370

China — 0.4%
BYD Co. Ltd., Class H		277,500	9,386,259

Finland — 1.1%
Neste OYJ		473,903	23,323,499

France — 4.2%
BNP Paribas SA		331,245	22,902,619
Cie de Saint-Gobain		422,695	29,735,137
LVMH Moet Hennessy Louis Vuitton SE		11,572	9,563,490
Schneider Electric SE		145,507	28,606,006

			90,807,252

Germany — 2.2%
Daimler AG, Registered Shares		407,835	31,160,284
Daimler Truck Holding AG(e)		182,111	6,694,792
Infineon Technologies AG		220,512	10,152,032

			48,007,108

Ireland — 0.3%
Trane Technologies PLC		36,019	7,276,919

Israel — 0.5%
Playtika Holding Corp.(e)		624,307	10,794,268

Italy — 0.2%
Ariston Holding NV(e)		445,371	5,141,535

Netherlands — 1.2%
ING Groep NV		1,447,295	20,121,746
NXP Semiconductors NV		26,626	6,064,870

			26,186,616

South Korea — 0.6%
Samsung SDI Co. Ltd.(e)		25,776	14,176,075

Taiwan — 1.7%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR		303,710	36,539,350

United Kingdom — 1.0%
AstraZeneca PLC		4,000	467,077
Lloyds Banking Group PLC		33,742,859	21,912,320

			22,379,397

Security		Shares	Value

United States — 36.3%
Abbott Laboratories(g)		214,565	$30,197,878
Alphabet, Inc., Class C(e)		16,390	47,425,940
American Tower Corp.(g)		197,367	57,729,847
Apple, Inc.		35,000	6,214,950
Applied Materials, Inc.		161,253	25,374,772
AvidXchange Holdings, Inc.(e)		52,283	787,382
Boston Scientific Corp.(e)		1,020,763	43,362,012
Carrier Global Corp.		163,443	8,865,148
DexCom, Inc.(e)		15,887	8,530,525
Edwards Lifesciences Corp.(e)		56,009	7,255,966
Gitlab, Inc., Class A(e)		5,681	494,247
Globalfoundries, Inc.(e)		158,576	10,302,683
Gores Holdings VIII, Inc., Class A, Class A(e)		105,112	1,072,142
Home Depot, Inc.		82,622	34,288,956
Intuitive Surgical, Inc.(e)		83,369	29,954,482
Johnson Controls International PLC		90,439	7,353,595
Marsh & McLennan Cos., Inc.		373,909	64,992,862
Masco Corp.		616,953	43,322,440
Microsoft Corp.(g)		186,905	62,859,890
NextEra Energy, Inc.(g)		851,536	79,499,401
NVIDIA Corp.		30,733	9,038,883
Proof Acquisition Corp.(d)		24,722	124
Quest Diagnostics, Inc.		64,830	11,216,238
Rivian Automotive, Inc., Class A(e)		78,665	8,156,774
salesforce.com, Inc.(e)(g)		171,529	43,590,665
ServiceNow, Inc.(e)(g)		62,294	40,435,658
TE Connectivity Ltd.		45,206	7,293,536
Thermo Fisher Scientific, Inc.(g)		110,414	73,672,637
Toast, Inc., Class A(e)		48,000	1,666,080
Williams-Sonoma, Inc.		165,959	28,068,646

			793,024,359

Total Common Stocks — 49.8% (Cost: $1,023,751,025)			1,089,403,992

		Par (000)

Corporate Bonds

Germany — 0.1%
Deutsche Bank AG, 1.69%, 03/19/26	USD	3,250	3,233,989

Jersey — 0.1%
Aptiv PLC, 3.10%, 12/01/51		2,000	1,905,065

Netherlands — 0.1%
LYB International Finance II BV, 3.50%, 03/02/27		1,020	1,097,174

United Kingdom — 0.2%
Deuce Finco PLC, 5.50%, 06/15/27(b)	GBP	586	787,365
Royalty Pharma PLC, 1.75%, 09/02/27	USD	2,250	2,210,570
Vodafone Group PLC, 4.13%, 05/30/25		2,000	2,160,900

			5,158,835

United States — 4.2%
AbbVie, Inc., 4.25%, 11/14/28		975	1,102,522
Ally Financial, Inc., 3.88%, 05/21/24		2,090	2,202,511
American Tower Corp., 1.45%, 09/15/26		2,250	2,201,573
Amgen, Inc., 2.00%, 01/15/32		2,270	2,198,071
Anheuser-Busch InBev Worldwide, Inc., 4.75%, 01/23/29		1,890	2,199,838
AT&T, Inc., 4.25%, 03/01/27		1,990	2,207,383

S C H E D U L E O F I N V E S T M E N T S	53

Schedule of Investments (continued) December 31, 2021	BlackRock ESG Capital Allocation Trust (ECAT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
Bank of America Corp., (SOFR + 0.91%), 0.98%, 09/25/25(a)	USD	2,230	$2,202,922
Becton Dickinson and Co., 3.70%, 06/06/27		4,035	4,397,234
Berry Global, Inc., 1.57%, 01/15/26		2,782	2,722,243
Cigna Corp., 3.05%, 10/15/27		2,000	2,123,062
Citigroup, Inc., (3 mo. LIBOR US + 1.15%), 3.52%, 10/27/28(a)		2,500	2,681,704
Covert Mergeco, Inc., 4.88%, 12/01/29(b)		818	830,270
Crown Castle International Corp., 4.30%, 02/15/29		1,980	2,210,258
CVS Health Corp., 1.75%, 08/21/30		2,500	2,382,374
Dana, Inc., 4.25%, 09/01/30		383	388,266
Dell International LLC / EMC Corp., 3.45%, 12/15/51(b)		2,000	1,920,209
Discover Bank, 3.45%, 07/27/26		2,080	2,200,184
DR Horton, Inc., 1.30%, 10/15/26		3,345	3,266,272
Equinix, Inc. 2.90%, 11/18/26		2,000	2,071,920
3.20%, 11/18/29		2,095	2,202,029
Fidelity National Information Services, Inc., 1.15%, 03/01/26		2,230	2,172,184
Ford Motor Co., 3.25%, 02/12/32		871	891,904
Freed Corp., 10.00%, 12/01/23(d)		3,135	3,056,625
General Motors Financial Co., Inc. 1.50%, 06/10/26		2,000	1,967,820
2.70%, 08/20/27		2,165	2,202,164
Gilead Sciences, Inc., 2.95%, 03/01/27		1,050	1,106,010
Goldman Sachs Group, Inc. 3.85%, 01/26/27		2,500	2,686,930
(SOFR + 0.80%), 1.43%, 03/09/27(a)		2,500	2,449,061
HCA, Inc., 5.25%, 06/15/26		1,960	2,204,166
HP, Inc., 3.40%, 06/17/30		1,045	1,105,771
International Business Machines Corp., 3.30%, 05/15/26		3,100	3,314,102
JPMorgan Chase & Co., (SOFR + 0.77%), 1.47%, 09/22/27(a)		2,500	2,450,566
Keurig Dr. Pepper, Inc., 4.42%, 05/25/25		2,005	2,181,380
Merck & Co., Inc., 2.15%, 12/10/31		1,134	1,137,163
Morgan Stanley 3.63%, 01/20/27		2,000	2,168,317
(SOFR + 1.14%), 2.70%, 01/22/31(a)		2,500	2,557,711
NextEra Energy Capital Holdings, Inc., 2.44%, 01/15/32		1,204	1,206,689
Ryder System, Inc., 2.90%, 12/01/26		2,110	2,197,149
Steel Dynamics, Inc., 3.45%, 04/15/30		2,030	2,168,984
Stem, Inc., 0.50%, 12/01/28(b)		275	262,295
Synchrony Financial, 4.50%, 07/23/25		2,035	2,198,719
T-Mobile USA, Inc., 3.88%, 04/15/30		2,020	2,209,382
Verizon Communications, Inc., 4.02%, 12/03/29		1,965	2,202,964
VMware, Inc., 2.20%, 08/15/31		2,250	2,209,939

			92,018,840

Total Corporate Bonds — 4.7% (Cost: $103,422,826)			103,413,903

Security		Par (000)	Value

Floating Rate Loan Interests(a)

Belgium — 0.2%
Apollo Finco, 2021 EUR Term Loan B, (EURIBOR + 4.87%), 4.29%, 10/31/28	EUR	3,116	$3,418,966

United States — 1.0%
AMF MF Portfolio, Term Loan, (Fixed + 6.69%), 6.69%, 11/01/28	USD	4,075	4,013,875
CML Paradise Plaza, Term Loan, (3 mo. LIBOR + 3.60%), 3.81%, 12/07/26(d)		4,620	4,620,000
Galaxy Universal LLC, 1st Lien Term Loan, (3 mo. LIBOR + 5.75%, 1.00% Floor), 5.90%, 11/12/26(d)		6,132	6,009,811
Hydrofarm Holdings LLC, 2021 Term Loan, (3 mo. LIBOR + 5.50%), 5.72%, 09/27/28(d)		1,133	1,099,010
MIP V Waste Holdings LLC, Term Loan B, 12/08/28(h)		2,082	2,074,192
OVG Business Services LLC, Initial Term Loan, (3 mo. LIBOR + 6.25%), 7.25%, 10/13/28(d)		4,554	4,485,690

			22,302,578

Total Floating Rate Loan Interests — 1.2% (Cost: $25,816,303)			25,721,544

		Shares

Investment Companies

United States — 3.4%
InvesCo QQQ Trust, Series 1		134,500	53,510,825
Invesco Senior Loan ETF		985,000	21,768,500

Total Investment Companies — 3.4% (Cost: $70,224,197)			75,279,325

		Par (000)

Non-Agency Mortgage-Backed Securities

United States(a)(b) — 1.9%
Barclays Mortgage Loan Trust 2021-NQM1, Series 2021-NQM1, Class B1, 4.38%, 09/25/51	USD	2,047	2,044,608
Connecticut Avenue Securities Trust 2021-R01, Series 2021-R01, Class 1B2, (30 day SOFR + 6.00%), 6.05%, 10/25/41		2,512	2,568,416
Connecticut Avenue Securities Trust 2021-R03, Series 2021-R03, Class 1B2, (30 day SOFR + 5.50%), 5.55%, 12/25/41.		2,000	2,006,194
DBUBS Mortgage Trust, Series 2017-BRBK, Class F, 3.53%, 10/10/34		2,040	1,995,687
Fannie Mae, Series 2021-R02, Class 2B2, (30 day SOFR + 6.20%), 6.25%, 11/25/41		2,118	2,189,265
Freddie Mac
Series 2021-DNA7, Class B2, (30 day SOFR + 7.80%), 7.85%, 11/25/41		2,850	2,995,989
Series 2021-HQA4, Class B2, (30 day SOFR + 7.00%), 7.05%, 12/25/41		2,000	2,022,543
Grace Trust 2020-GRCE, Series 2020-GRCE, Class D, 2.68%, 12/10/40		2,000	1,902,709

54	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock ESG Capital Allocation Trust (ECAT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
GS Mortgage Securities Corp. Trust 2021-DM
Series 2021-DM, Class E, (1 mo. LIBOR US + 2.94%), 3.04%, 11/15/36	USD	2,150	$2,149,504
Series 2021-DM, Class F, (1 mo. LIBOR US + 3.44%), 3.54%, 11/15/36		2,150	2,149,508
Hudson Yards Mortgage Trust, Series 2019-55HY, Class F, 2.94%, 12/10/41		2,000	1,850,163
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2021-MHC, Class E, (1 mo. LIBOR US + 2.45%), 2.56%, 04/15/38		2,270	2,265,701
JP Morgan Chase Commercial Mortgage Securities Trust 2021-NYAH, Series 2021-NYAH, Class E, (1 mo. LIBOR US + 1.84%), 1.95%, 06/15/38		4,000	3,977,494
MHC Commercial Mortgage Trust, Series 2021-MHC, Class F, (1 mo. LIBOR US + 2.60%), 2.71%, 04/15/38		2,000	1,996,864
RMF Buyout Issuance Trust 2021-HB1, Series 2021-HB1, Class M4, 4.70%, 11/25/31		3,500	3,493,043
SREIT Trust, Series 2021-PALM, Class G, (1 mo. LIBOR US + 3.62%), 3.73%, 10/15/34		1,050	1,050,293
STWD 2021-LIH Mortgage Trust
Series 2021-LIH, Class F, (1 mo. LIBOR US + 3.55%), 3.66%, 11/15/36		2,500	2,485,275
Series 2021-LIH, Class G, (1 mo. LIBOR US + 4.20%), 4.31%, 11/15/36		750	745,605
Velocity Commercial Capital Loan Trust 2021-4, Series 2021-4, Class M4, 4.48%, 12/26/51		3,000	2,999,152

Total Non-Agency Mortgage-Backed Securities — 1.9% (Cost: $42,779,972)			42,888,013

Preferred Securities

Capital Trust — 0.1%

United States — 0.1%
Vistra Corp., 7.00%(a)(b)(i)		1,120	1,134,437

			1,134,437

		Shares

Preferred Stocks — 0.1%(d)(f)

United States — 0.1%
MNTN Digital, Inc., (Acquired 11/05/21, Cost: $1,239,070)		53,954	1,239,323
Verge Genomics, (Acquired 11/05/21, Cost: $1,437,421)		269,847	1,435,586

			2,674,909

Total Preferred Securities — 0.2% (Cost: $3,805,653)			3,809,346

Security	Shares	Value

Warrants

United States(e) — 0.0%
Altus Power, Inc. (Expires 12/31/2027)	24,178	$62,138
Gores Holdings VIII, Inc. Class A (Expires 12/31/2027)	5,243	10,643
Proof Acquisition Corp. (Expires 10/01/26)(d)	61,805	61,805

Total Warrants — 0.0% (Cost: $138,284)		134,586

Total Long-Term Investments — 63.4% (Cost: $1,317,927,460)		1,388,295,338

Short-Term Securities

Money Market Funds — 36.6%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.00%(j)(k)	800,242,110	800,242,110

Total Short-Term Securities — 36.6% (Cost: $800,242,110)		800,242,110

Options Purchased — 0.1% (Cost: $792,997)		1,477,085

Total Investments Before Options Written — 100.1% (Cost: $2,118,962,567)		2,190,014,533

Options Written — (0.0)% (Premiums Received: $(1,191,355))		(760,550)

Total Investments, Net of Options Written — 100.1% (Cost: $2,117,771,212)		2,189,253,983

Liabilities in Excess of Other Assets — (0.1)%		(1,672,618)

Net Assets — 100.0%		$2,187,581,365

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	When-issued security.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

(e)	Non-income producing security.

(f)

Restricted security as to resale, excluding 144A securities. The Trust held restricted securities with a current value of $3,774,279, representing 0.2% of its net assets as of period end, and an original cost of $3,775,861.

(g)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.

(h)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.

(i)	Perpetual security with no stated maturity date.

(j)	Affiliate of the Trust.

(k)	Annualized 7-day yield as of period end.

S C H E D U L E O F I N V E S T M E N T S	55

Schedule of Investments (continued) December 31, 2021	BlackRock ESG Capital Allocation Trust (ECAT)

Affiliates

Investments in issuers considered to be affiliate(s) of the Trust during the period ended December 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 09/27/21	(a)	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/21	Shares Held at 12/31/21	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$—		$800,242,110	(b)	$—	$—	$—	$800,242,110	800,242,110	$14,301	$—

(a)	Commencement of operations.

(b)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
NASDAQ 100 E-Mini Index	141	03/18/22	$46,025	$(26,933)
S&P 500 E-Mini Index	102	03/18/22	24,268	755,599

				728,666

Short Contracts
10-Year U.S. Treasury Note	298	03/22/22	38,838	(19,846)
Ultra U.S. Treasury Bond	25	03/22/22	4,902	94,037
5-Year U.S. Treasury Note	245	03/31/22	29,616	19,525

				93,716

				$822,382

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	227,292	USD	257,925	Deutsche Bank AG	03/17/22	$1,233
EUR	8,329,600	USD	9,414,415	Deutsche Bank AG	03/17/22	82,987
GBP	12,677	USD	16,894	Deutsche Bank AG	03/17/22	260

						84,480

USD	131,864	EUR	116,129	Bank of America N.A.	03/17/22	(546)
USD	3,405,267	EUR	2,999,150	Bank of America N.A.	03/17/22	(14,361)
USD	133,250	EUR	117,736	JPMorgan Chase Bank N.A.	03/17/22	(993)
USD	169,448,385	EUR	150,107,127	JPMorgan Chase Bank N.A.	03/17/22	(1,703,632)
USD	223	EUR	197	Morgan Stanley & Co. International PLC	03/17/22	(2)
USD	19,991,321	GBP	15,110,400	Barclays Bank PLC	03/17/22	(455,039)
USD	452,809	GBP	341,374	BNP Paribas SA	03/17/22	(9,114)
USD	8,871,232	HKD	69,197,570	UBS AG	03/17/22	(4,184)

						(2,187,871)

						$(2,103,391)

56	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock ESG Capital Allocation Trust (ECAT)

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Alphabet Inc., Class C	21	01/21/22	USD	2,950.00	USD	6,077	$62,685
Health Care Select Sector SPDR Fund	750	01/21/22	USD	130.00	USD	10,567	791,250
InvesCo QQQ Trust	300	01/21/22	USD	405.00	USD	11,936	91,650
Microsoft Corp.	200	01/21/22	USD	310.00	USD	6,726	531,500

							$1,477,085

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Abbott Laboratories	155	01/21/22	USD	146.00	USD	2,181	$(11,393)
NXP Semiconductors NV	42	01/21/22	USD	240.00	USD	957	(9,597)
Home Depot, Inc.	226	02/18/22	USD	440.00	USD	9,379	(86,445)
NVIDIA Corp.	84	02/18/22	USD	350.00	USD	2,471	(40,320)
Thermo Fisher Scientific, Inc.	302	02/18/22	USD	720.00	USD	20,151	(220,460)
NextEra Energy, Inc.	2,332	03/18/22	USD	100.00	USD	21,772	(244,860)
Trane Technologies PLC	98	03/18/22	USD	220.00	USD	1,980	(20,580)
Masco Corp.	845	04/14/22	USD	80.00	USD	5,934	(67,600)

							(701,255)

Put
Alphabet Inc., Class C	21	01/21/22	USD	2,550.00	USD	6,077	(8,295)
Health Care Select Sector SPDR Fund	750	01/21/22	USD	120.00	USD	10,567	(13,500)
Microsoft Corp.	200	01/21/22	USD	265.00	USD	6,726	(3,500)
salesforce.com, Inc.	125	02/18/22	USD	230.00	USD	3,177	(34,000)

							(59,295)

							$(760,550)

Balances Reported in the Statements of Assets and Liabilities for Options Written

Description	Swap Premiums Paid		Swap Premiums Received		Unrealized Appreciation	Unrealized Depreciation	Value
Options Written	$	N/A	$	N/A	$473,216	$(42,411)	$(760,550)

S C H E D U L E O F I N V E S T M E N T S	57

Schedule of Investments (continued) December 31, 2021	BlackRock ESG Capital Allocation Trust (ECAT)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$755,599	$—	$113,562	$—	$869,161
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	84,480	—	—	84,480
Options purchased
Investments at value — unaffiliated(b)	—	—	1,477,085	—	—	—	1,477,085

	$—	$—	$2,232,684	$84,480	$113,562	$—	$2,430,726

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$26,933	$—	$19,846	$—	$46,779
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	2,187,871	—	—	2,187,871
Options written
Options written at value	—	—	760,550	—	—	—	760,550

	$—	$—	$787,483	$2,187,871	$19,846	$—	$2,995,200

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

(b)	Includes options purchased at value as reported in the Schedule of Investments.

For the period ended December 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$9,536,957	$—	$—	$—	$9,536,957
Forward foreign currency exchange contracts	—	—	—	5,461,849	—	—	5,461,849
Options purchased(a)	—	—	1,543,264	—	—	—	1,543,264
Options written	—	—	1,974,322	—	—	—	1,974,322

	$—	$—	$13,054,543	$5,461,849	$—	$—	$18,516,392

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$728,666	$—	$93,716	$—	$822,382
Forward foreign currency exchange contracts	—	—	—	(2,103,391)	—	—	(2,103,391)
Options purchased(b)	—	—	684,088	—	—	—	684,088
Options written	—	—	430,805	—	—	—	430,805

	$—	$—	$1,843,559	$(2,103,391)	$93,716	$—	$(166,116)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

58	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock ESG Capital Allocation Trust (ECAT)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$35,146,433
Average notional value of contracts — short	$36,678,207
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$101,217,175
Average amounts sold — in USD	$4,844,617
Options:
Average value of option contracts purchased	$1,008,043
Average value of option contracts written	$554,900

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Derivative Financial Instruments
Futures contracts	$29,024		$392,190
Forward foreign currency exchange contracts	84,480		2,187,871
Options	1,477,085	(a)	760,550

Total derivative assets and liabilities in the Statements of Assets and Liabilities	1,590,589		3,340,611

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(1,506,109)		(1,152,740)

Total derivative assets and liabilities subject to an MNA	$84,480		$2,187,871

(a)	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.

The following table presents the Trust’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Trust:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets	(a)(b)
Deutsche Bank AG	$84,480	$—	$—	$—	$84,480

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral PIedged	Cash Collateral PIedged	Net Amount of Derivative Liabilities	(a)(c)
Bank of America N.A.	$14,907	$—	$—	$—	$14,907
Barclays Bank PLC	455,039	—	—	—	455,039
BNP Paribas SA	9,114	—	—	—	9,114
JPMorgan Chase Bank N.A	1,704,625	—	—	—	1,704,625
Morgan Stanley & Co. International PLC	2	—	—	—	2
UBS AG	4,184	—	—	—	4,184

	$2,187,871	$—	$—	$—	$2,187,871

(a)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)

Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

S C H E D U L E O F I N V E S T M E N T S	59

Schedule of Investments (continued) December 31, 2021	BlackRock ESG Capital Allocation Trust (ECAT)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Asset-Backed Securities	$—	$47,094,629	$550,000	$47,644,629
Common Stocks
Brazil	1,261,985	—	—	1,261,985
Cayman Islands	—	—	1,099,370	1,099,370
China	—	9,386,259	—	9,386,259
Finland	—	23,323,499	—	23,323,499
France	—	90,807,252	—	90,807,252
Germany	6,694,792	41,312,316	—	48,007,108
Ireland	7,276,919	—	—	7,276,919
Israel	10,794,268	—	—	10,794,268
Italy	5,141,535	—	—	5,141,535
Netherlands	6,064,870	20,121,746	—	26,186,616
South Korea	—	14,176,075	—	14,176,075
Taiwan	36,539,350	—	—	36,539,350
United Kingdom	—	22,379,397	—	22,379,397
United States	793,024,235	—	124	793,024,359
Corporate Bonds	—	100,357,278	3,056,625	103,413,903
Floating Rate Loan Interests	—	9,507,033	16,214,511	25,721,544
Investment Companies	75,279,325	—	—	75,279,325
Non-Agency Mortgage-Backed Securities	—	42,888,013	—	42,888,013
Preferred Securities
Capital Trust	—	1,134,437	—	1,134,437
Preferred Stocks	—	—	2,674,909	2,674,909
Warrants	72,781	—	61,805	134,586
Short-Term Securities
Money Market Funds	800,242,110	—	—	800,242,110
Options Purchased
Equity Contracts	1,477,085	—	—	1,477,085
Unfunded SPAC PIPE Commitments(a)	—	—	—	—

	$1,743,869,255	$422,487,934	$23,657,344	$2,190,014,533

Derivative Financial Instruments(b)
Assets
Equity Contracts	$755,599	$—	$—	$755,599
Foreign Currency Exchange Contracts	—	84,480	—	84,480
Interest Rate Contracts	113,562	—	—	113,562
Liabilities
Equity Contracts	(787,483)	—	—	(787,483)
Foreign Currency Exchange Contracts	—	(2,187,871)	—	(2,187,871)
Interest Rate Contracts	(19,846)	—	—	(19,846)

	$61,832	$(2,103,391)	$—	$(2,041,559)

(a)	Unfunded SPAC PIPE commitments are valued at the unrealized appreciation (depreciation) on the commitment.
(b)

Derivative financial instruments are futures contracts, forward foreign currency exchange contracts and options written. Futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

60	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock ESG Capital Allocation Trust (ECAT)

A reconciliation of Level 3 financial instruments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Preferred Stocks	Unfunded SPAC PIPE Commitments		Warrants	Total
Assets
Opening balance, as of September 27, 2021	$—	$—	$—	$—	$—	$—		$—	$—
Transfers into Level 3	—	—	—	—	—	—		—	—
Transfers out of Level 3	—	—	—	—	—	—		—	—
Accrued discounts/premiums	—	—	2,490	3,488	—	—		—	5,978
Net realized gain (loss)	—	—	—	—	—	—		—	—
Net change in unrealized appreciation (depreciation)(a)	—	—	(2,490)	(26,258)	(1,581)	—	(b)	—	(30,329)
Purchases	550,000	1,099,494	3,056,625	16,237,281	2,676,490	—		61,805	23,681,695
Sales	—	—	—	—	—	—		—	—

Closing balance, as of December 31, 2021	$550,000	$1,099,494	$3,056,625	$16,214,511	$2,674,909	$—	(b)	$61,805	$23,657,344

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(b)	Rounds to less than $1.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	61

Statements of Assets and Liabilities

December 31, 2021

	BCAT(a)	ECAT

ASSETS
Investments, at value — unaffiliated(b)	$2,993,134,684	$1,389,772,423
Investments, at value — affiliated(c)	40,438,089	800,242,110
Cash pledged:
Collateral — reverse repurchase agreements	7,807,642	—
Collateral — OTC derivatives	560,000	—
Futures contracts	17,171,000	4,896,000
Centrally cleared swaps	16,539,000	—
Foreign currency, at value(d)	696,393	4,290
Receivables:
Investments sold	3,335,853	—
Reverse repurchase agreements	258,000	—
Swaps	81,595	—
Dividends — unaffiliated	967,454	609,689
Dividends — affiliated	142	3,753
Interest — unaffiliated	14,227,400	1,100,864
Principal paydowns	10,808	—
Variation margin on futures contracts	949,953	29,024
Unrealized appreciation on:
Forward foreign currency exchange contracts	2,281,819	84,480
OTC swaps	1,506,178	—
Unfunded SPAC PIPE commitments	227,689	—
Prepaid expenses	56,784	16,439

Total assets	3,100,250,483	2,196,759,072

LIABILITIES
Bank overdraft	1,516,045	5,975
Cash received:
Collateral — reverse repurchase agreements	654,973	—
Collateral — OTC derivatives	840,000	—
Options written, at value(e)	2,669,921	760,550
Reverse repurchase agreements, at value	246,791,396	—
Payables:
Investments purchased	56,265,657	2,071,714
Reverse repurchase agreements	1,249,455	—
Swaps	38,495	—
Accounting services fees	87,067	43,989
Bank borrowings	441,000,000	—
Capital shares redeemed	3,646,708	—
Custodian fees	111,168	39,031
Income dividend distributions	2,330,799	1,225,898
Interest expense	311,926	—
Investment advisory fees	3,184,508	2,303,851
Trustees’ and Officer’s fees	11,011	—
Other accrued expenses	64,494	11,360
Professional fees	34,649	119,036
Transfer agent fees	14,482	16,242
Variation margin on futures contracts	168,777	392,190
Variation margin on centrally cleared swaps	175,226	—
Swap premiums received	1,467,625	—
Unrealized depreciation on:
Forward foreign currency exchange contracts	4,266,135	2,187,871
OTC swaps	366,453	—
Unfunded floating rate loan interests	518	—

Total liabilities	767,267,488	9,177,707

NET ASSETS	$2,332,982,995	$2,187,581,365

62	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities   (continued)

December 31, 2021

	BCAT(a)	ECAT

NET ASSETS CONSIST OF
Paid-in capital(f)(g)(h)	$2,181,802,478	$2,114,157,040
Accumulated earnings	151,180,517	73,424,325

NET ASSETS	$2,332,982,995	$2,187,581,365

Net asset value	$20.90	$20.69

(a) Consolidated Statement of Assets and Liabilities.
(b) Investments, at cost — unaffiliated	$2,839,395,810	$1,318,720,457
(c) Investments, at cost — affiliated	$40,561,060	$800,242,110
(d) Foreign currency, at cost	$615,223	$4,290
(e) Premiums received	$5,043,438	$1,191,355
(f) Shares outstanding	111,637,458	105,707,852
(g) Shares authorized	Unlimited	Unlimited
(h) Par value	$0.001	$0.001

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	63

Statements of Operations

Year Ended December 31, 2021

	BCAT(a)	ECAT(b)

INVESTMENT INCOME
Dividends — unaffiliated	$27,145,626	$2,237,152
Dividends — affiliated	357,919	14,301
Interest — unaffiliated	71,383,961	752,178
Other income — unaffiliated	802,946	—
Foreign taxes withheld	(1,445,502)	(93,580)

Total investment income	98,244,950	2,910,051

EXPENSES
Investment advisory	35,049,543	6,885,851
Professional	452,643	121,740
Accounting services	311,488	43,989
Custodian	264,546	39,031
Trustees and Officer	143,185	22,489
Transfer agent	87,637	19,531
Miscellaneous	154,732	14,337

Total expenses excluding interest expense	36,463,774	7,146,968
Interest expense	2,133,610	—

Total expenses	38,597,384	7,146,968
Less:
Fees waived and/or reimbursed by the Manager	(149,471)	—

Total expenses after fees waived and/or reimbursed	38,447,913	7,146,968

Net investment income (loss)	59,797,037	(4,236,917)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	36,799,479	1,029,086
Investments — affiliated	702,429	—
Forward foreign currency exchange contracts	32,084,758	5,461,849
Foreign currency transactions	764,234	28,003
Futures contracts	(62,275,832)	9,536,957
Options written	16,149,777	1,974,322
Swaps	785,974	—

	25,010,819	18,030,217

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	28,119,834	71,051,966
Investments — affiliated	(979,116)	—
Forward foreign currency exchange contracts	(2,413,905)	(2,103,391)
Foreign currency translations	157,886	48
Futures contracts	(1,240,213)	822,382
Options written	2,824,270	430,805
Swaps	9,785,311	—
Unfunded floating rate loan interests	(518)	—
Unfunded SPAC PIPE commitments	227,689	—

	36,481,238	70,201,810

Net realized and unrealized gain	61,492,057	88,232,027

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$121,289,094	$83,995,110

(a)	Consolidated Statement of Operations.

(b)	The Trust commenced operations on September 27, 2021.

See notes to financial statements.

64	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	BCAT

	Year Ended 12/31/21 (a)	Period from 09/28/20 to 12/31/20 (b)

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$59,797,037	$4,780,012
Net realized gain (loss)	25,010,819	(3,995,204)
Net change in unrealized appreciation (depreciation)	36,481,238	127,643,333

Net increase in net assets resulting from operations	121,289,094	128,428,141

DISTRIBUTIONS TO SHAREHOLDERS(c)
From net investment income and net realized gain	(86,919,506)	(11,617,212)
Return of capital	(53,256,836)	—

Decrease in net assets resulting from distributions to shareholders	(140,176,342)	(11,617,212)

CAPITAL SHARE TRANSACTIONS
Net proceeds from the issuance of shares	—	2,231,833,240
Reinvestment of distributions	16,909,374	2,950,711
Redemption of shares resulting from share repurchase program (including transaction costs)	(16,734,011)	—

Net increase in net assets derived from capital share transactions	175,363	2,234,783,951

NET ASSETS
Total increase (decrease) in net assets	(18,711,885)	2,351,594,880
Beginning of period	2,351,694,880	100,000

End of period	$2,332,982,995	$2,351,694,880

(a)	Consolidated Statement of Changes in Net Assets.
(b)	Commencement of operations.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	65

Statements of Changes in Net Assets (continued)

ECAT

Period from 09/27/21 to 12/31/21 (a)

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment loss	$(4,236,917)
Net realized gain	18,030,217
Net change in unrealized appreciation (depreciation)	70,201,810

Net increase in net assets resulting from operations	83,995,110

DISTRIBUTIONS TO SHAREHOLDERS(b)

Decrease in net assets resulting from distributions to shareholders	(10,570,785)

CAPITAL SHARE TRANSACTIONS

Net proceeds from the issuance of shares	2,114,057,040

NET ASSETS
Total increase in net assets	2,187,481,365
Beginning of period	100,000

End of period	$2,187,581,365

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

66	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Cash Flows

Year Ended December 31, 2021

	BCAT(a)	ECAT(b)

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$121,289,094	$83,995,110
Adjustments to reconcile net increase in net assets resulting from operations to net cash used for operating activities
Proceeds from sales of long-term investments and principal paydowns/payups	2,546,205,781	156,196,295
Purchases of long-term investments	(3,380,094,456)	(1,478,346,677)
Net proceeds from sales (purchases) of short-term securities	183,229,068	(800,242,110)
Amortization of premium and accretion of discount on investments and other fees	1,808,493	35,337
Premiums paid on closing options written	(17,710,263)	(1,857,635)
Premiums received from options written	36,321,741	5,194,270
Net realized gain on investments and options written	(53,038,547)	(3,003,408)
Net unrealized appreciation on investments, options written, swaps, foreign currency translations, unfunded floating rate loan interests and unfunded SPAC PIPE commitments	(27,936,362)	(63,054,950)
(Increase) Decrease in Assets
Receivables
Dividends — affiliated	7,383	(3,753)
Dividends — unaffiliated	(27,589)	(609,689)
Interest — unaffiliated	(3,247,302)	(1,100,864)
Swaps	(81,595)	—
Variation margin on futures contracts	(910,005)	(29,024)
Prepaid expenses	(43,961)	(16,439)
Increase (Decrease) in Liabilities
Cash received
Collateral — reverse repurchase agreements	654,973	—
Collateral — OTC derivatives	290,000	—
Payables
Swaps	38,495	—
Accounting services fees	43,662	43,989
Custodian fees	66,223	39,031
Interest expense	576,196	—
Investment advisory fees	759,133	2,303,851
Trustees’ and Officer’s fees	9,688	—
Other accrued expenses	41,101	11,360
Professional fees	(27,911)	119,036
Transfer agent fees	(7,912)	16,242
Variation margin on futures contracts	(95,102)	392,190
Variation margin on centrally cleared swaps	160,176	—
Swap premiums received	552,850	—

Net cash used for operating activities	(591,166,948)	(2,099,917,838)

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to shareholders	(120,936,169)	(9,344,887)
Net payments on redemption of capital shares	(13,087,303)	—
Proceeds from bank borrowings	441,000,000	—
Increase in bank overdraft	1,516,045	5,975
Proceeds from issuance of capital shares	—	2,114,057,040
Net borrowing of reverse repurchase agreements	247,518,581	—

Net cash provided by financing activities	556,011,154	2,104,718,128

CASH IMPACT FROM FOREIGN EXCHANGE FLUCTUATIONS
Cash impact from foreign exchange fluctuations	71,458	—

F I N A N C I A L S T A T E M E N T S	67

Statements of Cash Flows  (continued)

Year Ended December 31, 2021

	BCAT(a)	ECAT(b)

CASH AND FOREIGN CURRENCY
Net increase (decrease) in restricted and unrestricted cash and foreign currency	$(35,084,336)	$4,800,290
Restricted and unrestricted cash and foreign currency at beginning of period	77,858,371	100,000

Restricted and unrestricted cash and foreign currency at end of period	$42,774,035	$4,900,290

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the year for interest expense	$1,557,414	$—

NON-CASH FINANCING ACTIVITIES
Reinvestment of distributions	$16,909,374	$—

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AND FOREIGN CURRENCY AT THE END OF PERIOD TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash pledged
Collateral — reverse repurchase agreements	$7,807,642	$—
Collateral — OTC derivatives	560,000	—
Futures contracts	17,171,000	4,896,000
Centrally cleared swaps	16,539,000	—
Foreign currency at value	696,393	4,290

	$42,774,035	$4,900,290

(a)	Consolidated Statement of Cash Flows.
(b)	The Trust commenced operations on September 27, 2021.

See notes to financial statements.

68	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	BCAT

	Year Ended 12/31/21 (a)	Period from 09/28/20 to 12/31/20	(b)

Net asset value, beginning of period	$21.05	$20.00

Net investment income(c)	0.53	0.04
Net realized and unrealized gain	0.57	1.11

Net increase from investment operations	1.10	1.15

Distributions(d)
From net investment income	(0.75)	(0.03)
From net realized gain	(0.03)	(0.07)
Return of capital	(0.47)	—

Total distributions	(1.25)	(0.10)

Net asset value, end of period	$20.90	$21.05

Market price, end of period	$19.45	$21.77

Total Return(e)
Based on net asset value	5.44%	5.77	%(f)

Based on market price	(5.12)%	9.39	%(f)

Ratios to Average Net Assets(g)
Total expenses	1.61%	1.30	%(h)

Total expenses after fees waived and/or reimbursed	1.60%	1.26	%(h)

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering costs	1.51%	1.26	%(h)

Net investment income	2.49%	0.84	%(h)

Supplemental Data
Net assets, end of period (000)	$2,332,983	$2,351,695

Borrowings outstanding, end of period (000)	$687,791	$—

Asset coverage, end of year per $1,000 of bank borrowings	$6,290	$—

Portfolio turnover rate(i)	90%	13%

(a)	Consolidated Financial Highlights.
(b)	Commencement of operations.
(c)	Based on average shares outstanding.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(f)	Aggregate total return.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended 12/31/21	(a)	Period from 09/28/20 to 12/31/20	(b)

Portfolio turnover rate (excluding MDRs)	86%		13%

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	69

Financial Highlights (continued)

(For a share outstanding throughout each period)

	ECAT

	Period from 09/27/21 to 12/31/21	(a)

Net asset value, beginning of period	$20.00

Net investment loss(b)	(0.04)
Net realized and unrealized gain	0.83

Net increase from investment operations	0.79

Distributions(c)
From net investment income	(0.05)
From net realized gain	(0.05)

Total distributions	(0.10)

Net asset value, end of period	$20.69

Market price, end of period	$18.65

Total Return(d)
Based on net asset value	4.00	%(e)

Based on market price	(6.25	)%(e)

Ratios to Average Net Assets(f)
Total expenses	1.30	%(g)

Total expenses after fees waived and/or reimbursed	1.30	%(g)

Net investment loss	(0.77	)%(g)

Supplemental Data
Net assets, end of period (000)	$2,187,581

Portfolio turnover rate	15%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Aggregate total return.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.

See notes to financial statements.

70	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Trusts”, or individually as a “Trust”:

Trust Name	Herein Referred To As	Organized	Diversification Classification

BlackRock Capital Allocation Trust	BCAT	Maryland	Non-diversified
BlackRock ESG Capital Allocation Trust(a)	ECAT	Maryland	Non-diversified

(a)	BlackRock ESG Capital Allocation Trust commenced operations on September 27, 2021.

The Boards of Trustees of the Trusts are collectively referred to throughout this report as the “Board,” and the trustees thereof are collectively referred to throughout this report as “Trustees”. The Trusts determine and make available for publication the net asset values (“NAVs”) of their Common Shares on a daily basis.

Prior to commencement of operations on September 27, 2021, ECAT had no operations other than those relating to organizational matters and the sale of 5,000 Common Shares on July 29, 2021 to BlackRock Financial Management, Inc., an affiliate of the Trust, for $100,000. Investment operations for ECAT commenced on September 27, 2021.

The Trusts, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of open-end non-index fixed-income funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

Basis of Consolidation: The accompanying consolidated financial statements of BCAT include the account of Cayman Capital Allocation Fund, Ltd. (the “Subsidiary”), which is a wholly-owned subsidiary of BCAT and primarily invests in commodity-related instruments and other derivatives. The Subsidiary enables BCAT to hold these commodity-related instruments and satisfy regulated investment company tax requirements. BCAT may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary as of period end were $4,488,779, which is 0.2% of BCAT’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The Subsidiary is subject to the same investment policies and restrictions that apply to BCAT, except that the Subsidiary may invest without limitation in commodity-related instruments.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Trusts are informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. For convertible securities, premiums attributable to the debt instrument are amortized, but premiums attributable to the conversion feature are not amortized.

Foreign Currency Translation: Each Trust’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Trust does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Trust reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Trusts may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Trust invests. These foreign taxes, if any, are paid by each Trust and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of December 31, 2021, if any, are disclosed in the Statements of Assets and Liabilities.

N O T E S T O F I N A N C I A L S T A T E M E N T S	71

Notes to Financial Statements   (continued)

The Trusts file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Trusts may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations include tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Segregation and Collateralization: In cases where a Trust enters into certain investments (e.g., futures contracts, forward foreign currency exchange contracts, options written and swaps) or certain borrowings (e.g., reverse repurchase transactions) that would be treated as “senior securities” for 1940 Act purposes, a Trust may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investments or borrowings to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Trusts may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Trusts are recorded on the ex-dividend dates. Subject to the Trusts’ managed distribution plan, the Trusts intend to make monthly cash distributions to shareholders, which may consist of net investment income, and net realized and unrealized gains on investments and/or return of capital.

The character of distributions is determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. The portion of distributions that exceeds a Trust’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a non-taxable return of capital. See Income Tax Information note for the tax character of each Trust’s distributions paid during the period.

Net income and realized gains from investments held by BCAT’s Subsidiary are treated as ordinary income for tax purposes. If a net loss is realized by BCAT’s Subsidiary in any taxable year, the loss will generally not be available to offset BCAT’s ordinary income and/or capital gains for that year.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Trust’s Board, the trustees who are not “interested persons” of the Trusts, as defined in the 1940 Act (“Independent Trustees”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust, as applicable. Deferred compensation liabilities, if any, are included in the Trustees’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Trusts until such amounts are distributed in accordance with the Plan.

Organization and Offering Costs: Organization costs associated with the establishment of ECAT and offering expenses of ECAT with respect to the issuance of shares in the amounts of $113,000 and $1,175,050, respectively, were paid by the Manager. ECAT is not obligated to repay any such organizational costs or offering expenses paid by the Manager.

Indemnifications: In the normal course of business, a Trust enters into contracts that contain a variety of representations that provide general indemnification. A Trust’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Trust, which cannot be predicted with any certainty.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Trust’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Trust is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Trust determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of each Trust (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Trust’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third-party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a

72	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements   (continued)

benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Trusts use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Trust might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third-party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third-Party Pricing Services

Market approach	(i) recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;
(ii) recapitalizations and other transactions across the capital structure; and
(iii) market multiples of comparable issuers.

Income approach	(i) future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;
(ii) quoted prices for similar investments or assets in active markets; and
(iii) other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach	(i) audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;
(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;
(iii) relevant news and other public sources; and
(iv) known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used as deemed appropriate under the circumstances. The use of these valuation techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by a Trust. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Trust is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Trust could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

N O T E S T O F I N A N C I A L S T A T E M E N T S	73

Notes to Financial Statements   (continued)

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Trust has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of December 31, 2021, certain investments of BCAT were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk

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Notes to Financial Statements   (continued)

than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.

When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, the Trusts may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, a fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statements of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statements of Assets and Liabilities and Statements of Operations. As of period end, the Trusts had the following unfunded floating rate loan interests:

Trust Name	Borrower	Par	Commitment Amount	Value	Unrealized Appreciation (Depreciation)

BCAT	CP Iris Holdco I, Inc.	$207,087	$207,087	$206,569	$(518)

	Opendoor GP II LLC	5,557,826	5,557,826	5,557,826	—

Special Purpose Acquisition Companies: Special purpose acquisition companies (SPACs) are companies that have no operations but go public with the intention of merging with or acquiring a company using the proceeds of the SPAC’s initial public offering. The Trusts may enter into a commitment with a SPAC for a private investment in a public equity (PIPE) and will satisfy the commitment if and when the SPAC completes its merger or acquisition. Securities purchased through PIPE transactions will be restricted from trading and considered illiquid until a registration statement for the shares is filed and declared effective. Unfunded SPAC PIPE commitments are marked-to-market and any unrealized appreciation (depreciation) is separately presented in the Statements of Assets and Liabilities and Statements of Operations. As of period end, the Trusts had the following unfunded SPAC PIPE commitments:

Trust Name	Investment Name	Commitment Amount	Value	Unrealized Appreciation (Depreciation)

BCAT	Sonder Holdings Inc.	$2,005,501	$2,233,190	$227,689
	Symbotic, Inc.	389,000	389,000	—
ECAT	Symbotic, Inc.	363,000	363,000	—

Forward Commitments, When-Issued and Delayed Delivery Securities: The Trusts may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Trusts may purchase securities under such conditions with the intention of actually acquiring them but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Trusts may be required to pay more at settlement than the security is worth. In addition, a fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Trusts assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Trusts’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

Mortgage Dollar Roll Transactions: The Trusts may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a fund is not entitled to receive interest

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Notes to Financial Statements   (continued)

and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and a fund realizes gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Commitments: Commitments are agreements to acquire an investment at a future date (subject to conditions) in connection with a potential public or non-public offering. Such agreements may obligate a fund to make future cash payments. As of December 31, 2021, BCAT and ECAT had outstanding commitments to purchase delayed draw notes from Sonder Holdings Inc. in the amount of $8,400,000 and $5,017,000, respectively. These commitments are not included in the net assets of a Trust as of December 31, 2021.

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third-party broker dealers in which a fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. A fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, a fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If a fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, a fund would still be required to pay the full repurchase price. Further, a fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, a fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by a fund to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for the security, a fund may receive a fee for the use of the security by the counterparty, which may result in interest income to a fund.

For the year ended December 31, 2021, the average daily amount of reverse repurchase agreements outstanding and the weighted average interest rate for BCAT were $318,790,356 and 0.44%, respectively.

Reverse repurchase transactions are entered into by a fund under Master Repurchase Agreements (each, an “MRA”), which permit a fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a fund. With reverse repurchase transactions, typically a fund and counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a fund receives or posts securities and cash as collateral with a market value in excess of the repurchase price to be paid or received by a fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

As of period end, the following table is a summary of BCAT’s open reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

Counterparty	Reverse Repurchase Agreements	Fair Value of Non-Cash Collateral Pledged Including Accrued Interest	(a)	Cash Collateral Pledged/Received	(a)	Net Amount

Barclays Capital, Inc.	$(90,477,175)	$90,477,175		$—		$—
BNP Paribas S.A.	(84,627,996)	84,627,996		—		—
Credit Suisse Securities (USA) LLC	(19,916,218)	19,916,218		—		—
Nomura Securities International, Inc.	(10,408,173)	10,408,173		—		—
RBC Capital Markets LLC	(30,665,187)	30,665,187		—		—
TD Securities (USA) LLC	(10,696,647)	10,696,647		—		—

	$(246,791,396)	$246,791,396		$—		$—

(a)

Net collateral, including accrued interest, with a value of $283,127,856 has been pledged/received in connection with open reverse repurchase agreements. Excess of net collateral pledged to the individual counterparty is not shown for financial reporting purposes.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, a fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce a fund’s obligation to repurchase the securities.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk), foreign currencies (foreign currency exchange rate risk) or bitcoin (commodity risk).

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Notes to Financial Statements   (continued)

Futures contracts are exchange-traded agreements between the Trusts and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. The Trusts may invest in cash-settled bitcoin futures that are traded on commodity exchanges registered with the CFTC. Upon entering into a futures contract, the Trusts are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Trusts are denominated and in some cases, may be used to obtain exposure to a particular market. The contracts are traded OTC and not on an organized exchange.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Statements of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities. A Trust’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Trust.

Options: The Trusts may purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value –unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Trusts write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Trusts write a put option, cash is segregated in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statements of Assets and Liabilities.

•

Swaptions — The Trusts may purchase and write options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Trusts’ holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

•

Foreign currency options — The Trusts may purchase and write foreign currency options, foreign currency futures and options on foreign currency futures to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk). Foreign currency options give the purchaser the right to buy from or sell to the writer a foreign currency at any time before the expiration of the option.

•	Barrier options – The Trusts may purchase and write a variety of options with non-standard payout structures or other features (“barrier options”) that are generally traded OTC.

The Trusts may invest in various types of barrier options, including down-and-out options, down-and-in options, double no-touch options, one-touch options, up-and-out options and up-and-in options. Down-and-out options expire worthless to the purchaser if the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Down-and-in options expire worthless to the purchaser unless the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Double no-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument does not reach or surpass predetermined barrier price levels prior to the option’s expiration date. One-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument reaches or surpasses predetermined barrier price levels prior to the expiration date. Up-and-out options expire worthless to the purchaser if the price of the underlying instrument increases beyond a predetermined barrier price level prior to the expiration date. Up-and-in options can only be exercised when the price of the underlying instrument increases beyond a predetermined barrier price level.

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Notes to Financial Statements   (continued)

In purchasing and writing options, the Trusts bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Trusts purchasing or selling a security when they otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Trusts and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Trusts’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the CCP becomes the Trusts’ counterparty on the swap. Each Trust is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, each Trust is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Pursuant to the contract, each Trust agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty are amortized over the term of the contract and recorded as realized gains (losses) in the Statements of Operations, including those at termination.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Trusts may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Trusts will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Trusts will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket of underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instrument(s) or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Trusts receive payment from or make a payment to the counterparty.

Certain total return swaps are designed to function as a portfolio of direct investments in long and short equity positions. This means that the Trust has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio.

Positions within the swap and financing fees are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Trusts and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Statements of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Trusts and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

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Notes to Financial Statements   (continued)

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, a Trust may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Trust and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Trust may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Trust and the counterparty.

Cash collateral that has been pledged to cover obligations of the Trusts and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Trusts, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Trusts. Any additional required collateral is delivered to/pledged by the Trusts on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Trust generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Trusts from the counterparties are not fully collateralized, each Trust bears the risk of loss from counterparty non-performance. Likewise, to the extent the Trusts have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, each Trust bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Trusts do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: Each Trust entered into an Investment Advisory Agreement with the Manager, the Trusts’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of each Trust’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Trust.

For such services, each Trust pays the Manager a monthly fee at an annual rate equal to 1.25% of the average daily value of each Trust’s managed assets. For purposes of calculating these fees, “managed assets” are determined as total assets of each Trust (including any assets attributable to money borrowed for investment purposes) less the sum of its accrued liabilities (other than money borrowed for investment purposes).

With respect to each Trust, the Manager entered into separate sub-advisory agreements with BlackRock (Singapore) Limited (“BSL”), an affiliate of the Manager. The Manager pays BSL for services it provides for that portion of each Trust for which BSL acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by each Trust to the Manager.

Expense Waivers and Reimbursements: With respect to each Trust, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2023. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of a Trust. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended December 31, 2021, the amounts waived were as follows:

Trust Name	Fees Waived and/or Reimbursed by the Manager

BCAT	$14,686

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of each Trust’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2023. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Trusts’ Independent Trustees. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended December 31, 2021, the amounts waived in investment advisory fees pursuant to these arrangements were as follows:

Trust Name	Fees Waived and/or Reimbursed by the Manager

BCAT	$134,785

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Notes to Financial Statements   (continued)

Trustees and Officers: Certain trustees and/or officers of the Trusts are directors and/or officers of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Trusts’ Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

Other Transactions: The Trusts may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended December 31, 2021, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Trust Name	Purchases	Sales	Net Realized Gain (Loss)

BCAT	$3,231,312	$5,069,060	$85,047

7.	PURCHASES AND SALES

For the year ended December 31, 2021, purchases and sales of investments, including paydowns/payups, mortgage dollar rolls and excluding short-term securities, were as follows:

	U.S. Government Securities		Other Securities
Trust Name	Purchases	Sales	Purchases	Sales
BCAT	$39,554,729	$52,650,089	$3,292,752,565	$2,456,979,881
ECAT	—	—	1,478,099,730	153,272,918

For the year ended December 31, 2021, purchases and sales related to mortgage dollar rolls were as follows:

Trust Name	Purchases	Sales

BCAT	$108,115,383	$108,332,639

8.	INCOME TAX INFORMATION

It is each Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Trust files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Trust’s U.S. federal tax returns generally remains open for a period of three fiscal years after they are filed. The statutes of limitations on each Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Trusts as of December 31, 2021, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Trusts’ financial statements.

The tax character of distributions paid was as follows:

Trust Name	Year Ended 12/31/21	Year Ended 12/31/20
BCAT
Ordinary income	$86,919,506	$11,617,212
Return of capital	53,256,836	—

	$140,176,342	$11,617,212
ECAT
Ordinary income	$8,250,213	$—
Long-term capital gains	2,320,572	—

	$10,570,785	$—

As of December 31, 2021, the tax components of accumulated earnings (loss) were as follows:

Trust Name	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Gains (Losses)(a)	Qualified Late-Year Loss(b)	Total
BCAT	$—	$—	$162,663,947	$(11,483,430)	$151,180,517
ECAT	4,628,343	3,894,902	64,901,080	—	73,424,325

(a)

The difference between book-basis and tax-basis net unrealized gains were attributable primarily to the tax deferral of losses on wash sales and straddles, the realization for tax purposes of unrealized gains/losses on certain futures, options and foreign currency contracts, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, amortization methods for premiums and discounts on fixed income securities, the accounting for swap agreements, the classification of investments and the accrual of income on securities in default.

(b)	The Trust has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

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Notes to Financial Statements   (continued)

As of December 31, 2021, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Trust Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
BCAT	$2,883,045,535	$296,572,897	$(131,522,618)	$165,050,279
ECAT	2,125,540,122	95,399,717	(30,498,685)	64,901,032

9.	BANK BORROWINGS

BCAT entered into a 179-day rolling line of credit facility with BNP Paribas Prime Brokerage International, Limited (“BNP”). BNP is required to provide 179 days’ notice of termination to BCAT absent a default or certain similar events. BCAT has granted a security interest in substantially all of its assets to BNP. BCAT can borrow up to $550,000,000 at any time, subject to asset coverage and other limitations as specified in the credit facility. Advances will be made by BNP to BCAT at the Overnight Bank Funding Rate plus 0.75%. In addition, BCAT pays a commitment fee on the daily unused amount if utilization is less than 80% of the committed line amount. For the year ended December 31, 2021, the maximum amount borrowed, the average daily borrowing and the weighted average interest rate, if any, under the credit agreement were as follows:

Trust Name	Maximum Amount Borrowed	Average Amount Outstanding	Daily Weighted Average Interest Rate
BCAT	$441,000,000	$88,457,534	0.83%

10.	PRINCIPAL RISKS

In the normal course of business, the Trusts invest in securities or other instruments and may enter into certain transactions, and such activities subject each Trust to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Trusts and their investments. Each Trust’s prospectus provides details of the risks to which each Trust is subject.

Each Trust may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. A Trust may not be able to readily dispose of such investments at prices that approximate those at which a Trust could sell such investments if they were more widely traded and, as a result of such illiquidity, a Trust may have to sell other investments or engage in borrowing transactions if necessary to raise funds to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting a Trust’s NAV and ability to make dividend distributions. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Market Risk: Each Trust may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Trust to reinvest in lower yielding securities. Each Trust may also be exposed to reinvestment risk, which is the risk that income from each Trust’s portfolio will decline if each Trust invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Trust portfolio’s current earnings rate.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Trust may invest in illiquid investments. An illiquid investment is any investment that a Trust reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Trust may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Trust’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Trust may lose value, regardless of the individual results of the securities and other instruments in which a Trust invests.

The price a Trust could receive upon the sale of any particular portfolio investment may differ from a Trust’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Trust’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Trust, and a Trust could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Trust’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

N O T E S T O F I N A N C I A L S T A T E M E N T S	81

Notes to Financial Statements   (continued)

Counterparty Credit Risk: The Trusts may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Trusts.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

For OTC options purchased, each Trust bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Trusts should the counterparty fail to perform under the contracts. Options written by the Trusts do not typically give rise to counterparty credit risk, as options written generally obligate the Trusts, and not the counterparty, to perform. The Trusts may be exposed to counterparty credit risk with respect to options written to the extent each Trust deposits collateral with its counterparty to a written option.

With exchange-traded options purchased, exchange-traded futures and centrally cleared swaps, there is less counterparty credit risk to the Trusts since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Trust does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Trusts.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Trust’s portfolio are disclosed in its Schedule of Investments.

Certain Trusts invest a significant portion of their assets in high yield securities. High yield securities that are rated below investment-grade (commonly referred to as “junk bonds”) or are unrated may be deemed speculative, involve greater levels of risk than higher-rated securities of similar maturity and are more likely to default. High yield securities may be issued by less creditworthy issuers, and issuers of high yield securities may be unable to meet their interest or principal payment obligations. High yield securities are subject to extreme price fluctuations, may be less liquid than higher rated fixed-income securities, even under normal economic conditions, and frequently have redemption features.

Certain Trusts invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Trusts may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

Certain Trusts invest a substantial amount of their assets in issuers located in a single country or a limited number of countries. When a Trust concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in those countries may have a significant impact on their investment performance and could affect the income from, or the value or liquidity of, the Trust’s portfolio. Unanticipated or sudden political or social developments may cause uncertainty in the markets and as a result adversely affect the Trust’s investments. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedules of Investments.

Certain Trusts invest a significant portion of their assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. When a Trust concentrates its investments in this manner, it assumes a greater risk of prepayment or payment extension by securities issuers. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions. Investment percentages in these securities are presented in the Schedules of Investments.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the LIBOR. Although many LIBOR rates will cease to be published or no longer will be representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Trusts may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Trusts is uncertain.

11.	CAPITAL SHARE TRANSACTIONS

Each Trust is authorized to issue an unlimited number of shares, all of which were initially classified as Common Shares. Each Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.

Common Shares

For the period September 28, 2020 to December 31, 2020, shares issued and outstanding of BCAT increased by 111,596,662 from the initial public offering.

For the period September 27, 2021 to December 31, 2021, shares issued and outstanding of ECAT increased by 105,707,852 from the initial public offering.

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Notes to Financial Statements   (continued)

For the years shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

	Year Ended
Trust Name	12/31/21	12/31/20
BCAT	788,514	140,176

The Trusts participate in an open market share repurchase program (the “Repurchase Program”). From December 1, 2021 through November 30, 2022, each Trust may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 18, 2021, subject to certain conditions. There is no assurance that the Trusts will purchase shares in any particular amounts.

The total cost of the shares repurchased is reflected in Trusts’ Statements of Changes in Net Assets. For the periods shown, shares repurchased and cost, including transaction costs were as follows:

	BCAT
	Shares	Amounts
Year Ended December 31, 2021	887,894	$16,734,011

As of December 31, 2021, BlackRock Financial Management, Inc., an affiliate of the Trusts, owned 5,000 shares of each of BCAT and ECAT.

12.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

The Trusts declared and paid or will pay distributions to Common Shareholders as follows:

Trust Name	Declaration Date	Record Date	Payable/ Paid Date	Dividend Per Common Share
BCAT	01/03/22	01/14/22	01/31/22	$0.104100
	02/01/22	02/15/22	02/28/22	0.104100
ECAT	01/03/22	01/14/22	01/31/22	0.100000
	02/01/22	02/15/22	02/28/22	0.100000

N O T E S T O F I N A N C I A L S T A T E M E N T S	83

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of BlackRock Capital Allocation Trust and BlackRock ESG Capital Allocation Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of BlackRock Capital Allocation Trust and BlackRock ESG Capital Allocation Trust (the “Funds”), including the schedules of investments, as of December 31, 2021, the related statements of operations, cash flows, and changes in net assets and the financial highlights for the periods indicated in the table below, and the related notes. Such financial statements and financial highlights are consolidated for BlackRock Capital Allocation Trust as of and for the year ended December 31, 2021. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of December 31, 2021, and the results of their operations, their cash flows, changes in their net assets, and the financial highlights for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fund	Statements of Operations and Cash Flows	Statements of Changes in Net Assets and Financial Highlights
BlackRock Capital Allocation Trust	For the year ended December 31, 2021	For the year ended December 31, 2021 and for the period from September 28, 2020 (commencement of operations) through December 31, 2020
BlackRock ESG Capital Allocation Trust	For the period from September 27, 2021 (commencement of operations) through December 31, 2021	For the period from September 27, 2021 (commencement of operations) through December 31, 2021

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian, agent banks and brokers; when replies were not received from agent banks or brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2022

We have served as the auditor of one or more BlackRock investment companies since 1992.

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Important Tax Information  (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended December 31, 2021:

Trust Name	Qualified Dividend Income
BCAT	$22,719,598
ECAT	7,801,622

The Trusts hereby designate the following amounts, or maximum amounts allowable by law, as capital gain dividends, subject to a long-term capital gains tax rate of not greater than 20%, for the fiscal year ended December 31, 2021:

Trust Name	20% Rate Long-Term Capital Gain Dividends
ECAT	$2,320,572

The following percentage, or maximum percentage allowable by law, of ordinary income distributions paid during the fiscal year ended December 31, 2021 qualified for the dividends-received deduction for corporate shareholders:

Trust Name	Dividends-Received Deduction
BCAT	9.31%
ECAT	7.12

The Trusts hereby designate the following amounts, or maximum amounts allowable by law, as interest income eligible to be treated as a Section 163(j) interest dividend for the fiscal year ended December 31, 2021:

Trust Name	Interest Dividend
BCAT	$48,086,033
ECAT	339,246

The Trusts hereby designate the following amounts, or maximum amounts allowable by law, as interest-related dividends and qualified short-term capital gains eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended December 31, 2021:

Trust Name	Interest Related Dividends	Qualified Short-Term Capital Gains
BCAT	$26,176,042	$3,678,544
ECAT	264,965	2,758,823

I M P O R T A N T T A X I N F O R M A T I O N	85

Disclosure of Investment Advisory Agreement and Sub-Advisory  Agreement

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock ESG Capital Allocation Trust (the “Fund”) met on June 9, 2021 (the “Meeting”) to consider the approval of the proposed investment advisory agreement (the “Advisory Agreement”) between the Fund and BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor. The Board also considered the initial approval of a proposed sub-advisory agreement (the “Sub-Advisory Agreement”) among the Manager, BlackRock (Singapore) Limited (the “Sub-Advisor”) and the Fund. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreement are referred to herein as the “Agreements.”

The Approval Process:

Pursuant to the Investment Company Act of 1940 (the “1940 Act”), the Board is required to consider the initial approval of the Agreements. The Board members whom are not “interested persons” of the Fund, as defined in the 1940 Act, are considered independent Board members (the “Independent Board Members”). In connection with this process, the Board assessed, among other things, the nature, extent and quality of the services to be provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements.

At the Meeting, the Board received and reviewed materials relating to its consideration of the Agreements. The Board considered all factors it believed relevant with respect to the Fund, including, among other factors: (a) the nature, extent and quality of the services to be provided by BlackRock; (b) the investment performance of BlackRock portfolio management; (c) the advisory fee and the estimated cost of the services to be provided and profits to be realized by BlackRock and its affiliates from their relationship with the Fund; (d) the sharing of potential economies of scale; (e) potential fall-out benefits to BlackRock and BlackRock’s affiliates as a result of its relationship with the Fund; (f) the policies and practices of BlackRock with respect to portfolio transactions for the Fund; and (g) other factors deemed relevant by the Board Members.

In determining whether to approve the Agreements, the Board met with the relevant investment advisory personnel from BlackRock and considered all information it deemed reasonably necessary to evaluate the terms of the Agreements. The Board received materials in advance of the Meeting relating to its consideration of the Agreements, including, among other things, (a) fees and estimated expense ratios of the Fund in comparison to the fees and expense ratios of a peer group of funds as determined by Broadridge Financial Solutions, Inc. (“Broadridge”) and other metrics, as applicable; (b) information on the composition of the peer group of funds and a description of Broadridge’s methodology; (c) information regarding BlackRock’s economic outlook for the Fund and its general investment outlook for the markets; (d) information regarding fees paid to service providers that are affiliates of BlackRock; and (e) information outlining the legal duties of the Board under the 1940 Act with respect to the consideration and approval of the Agreements. The Board also noted information received at prior Board meetings concerning compliance records and regulatory matters relating to BlackRock.

The Board also considered other matters it deemed important to the approval process, such as other payments to be made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings, and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board Members did not identify any particular information or any single factor as determinative, and each Board Member may have attributed different weights to the various items and factors considered.

A. Nature, Extent and Quality of the Services to be Provided by BlackRock

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services to be provided by BlackRock, including the investment advisory services to be provided to the Fund. The Board received information concerning the investment philosophy and investment process to be used by BlackRock in managing the Fund, as well as a description of the capabilities, personnel and services of BlackRock. In connection with this review, the Board considered BlackRock’s in-house research capabilities as well as other resources available to its personnel. The Board considered the scope of the services to be provided by BlackRock to the Fund under the Agreements relative to services typically provided by third parties to other funds. The Board noted that the standard of care applicable under the Agreements was comparable to that found generally in investment company advisory agreements. The Board concluded that the scope of BlackRock’s services to be provided to the Fund was consistent with the Fund’s operational requirements, including, in addition to seeking to meet its investment objective, compliance with investment restrictions, tax and reporting requirements and related shareholder services.

The Board, including the Independent Board Members, also considered the quality of the administrative and other non-investment advisory services to be provided by BlackRock and its affiliates to the Fund. The Board evaluated the procedures of BlackRock designed to fulfill its fiduciary duty to the Fund with respect to possible conflicts of interest, including BlackRock’s code of ethics (regulating the personal trading of BlackRock’s officers and employees), the procedures by which BlackRock allocates trades among its various investment advisory clients, the integrity of the systems in place to ensure compliance with the foregoing and the record of BlackRock in these matters. The Board also noted information received at prior meetings of the boards of directors/trustees of other funds in the BlackRock Fixed-Income Complex concerning the standards of BlackRock with respect to the execution of portfolio transactions.

The Board, including the Independent Board Members, considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Fund’s portfolio management team; BlackRock’s research capabilities; the history of investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives. The Board also considered the business reputation of BlackRock and its financial resources and concluded that BlackRock would be able to meet any reasonably foreseeable obligation under the Agreements.

In addition to investment advisory services, the Board, including the Independent Board Members, considered the nature and quality of the administrative and other non-investment advisory services to be provided by BlackRock and its affiliates to the Fund. The Board noted that BlackRock and its affiliates will provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the

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Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement  (continued)

operations of the Fund. In particular, the Board noted that BlackRock and its affiliates will provide the Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of the Fund; (iii) oversight of daily accounting and pricing; (iv) responsibility for periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of third-party service providers including, among others, the Fund’s custodian, fund accountant, transfer agent, and auditor; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Board in its consideration of strategic issues; and (ix) performing or managing administrative functions necessary for the operation of the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock

In their capacity as members of the boards of directors or trustees of certain other BlackRock-advised funds, the Board, including the Independent Board Members, previously received and considered information about BlackRock’s investment performance for other funds. The Board, however, could not consider the performance history of the Fund because the Fund had not yet commenced operations as of the date of the Meeting.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services to be Provided and Estimated Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Fund

In connection with the initial approval of the Agreements, the Board, including the Independent Board Members, reviewed the Fund’s proposed contractual management fee rate compared with the other funds in its Broadridge category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. In addition, the Board, including the Independent Board Members, considered the Fund’s estimated total net expense ratio, as well as the actual management fee rate as a percentage of total assets, to those of other funds in its Broadridge category. The estimated total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The estimated total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional separate accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board noted that it had previously received and reviewed statements relating to BlackRock’s financial condition in connection with their duties as trustees or directors of other funds in the BlackRock family of closed-end funds.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Fund in contrast to what is required of BlackRock with respect to other products with similar investment mandates, as applicable, across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust and institutional separate account product channels.

The Board noted that the Fund’s contractual management fee rate ranked in the fourth quartile and the Fund’s estimated actual management fee rate and estimated total expenses would rank in the third quartile and second quartile, respectively, relative to the Fund’s peers. The Board also noted that the Fund is differentiated from the Broadridge-selected peers given the Fund’s ESG focus, unconstrained investment approach across asset classes and access to private markets.

Following consideration of this information, the Board, including the Independent Board Members, concluded that the fees to be paid pursuant to the Agreements were fair and reasonable in light of the services to be provided.

As the Fund has not commenced operations as of the date of the Meeting, BlackRock was not able to provide the Board with specific information concerning the expected profits to be realized by BlackRock and its affiliates from their relationships with the Fund. BlackRock, however, will provide the Board with such information at future meetings.

D. Economies of Scale

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase. The Board also considered the extent to which the Fund may benefit from such economies in a variety of ways, and whether there should be changes in the proposed advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale.

Based on the Board’s review and consideration of the issue, the Board concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. Closed-end funds are typically priced at scale at a fund’s inception.

E. Other Factors Deemed Relevant by the Board Members

The Board, including the Independent Board Members, also took into account other potential ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

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Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement  (continued)

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices for BlackRock closed-end funds throughout the year.

The Board noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Fund shares in the secondary market if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

The Board also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; periodic evaluation of share repurchases and other support initiatives for certain BlackRock funds; and continued communications efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

The Board, including a majority of the Independent Board Members, concluded that these potential ancillary benefits that BlackRock and its affiliates could receive with regard to providing investment advisory and other services to the Fund were consistent with those generally available to other fund sponsors.

Conclusion

The Board, including all the Independent Board Members, approved the Advisory Agreement between the Manager and the Fund, for a two-year term beginning on the effective date of the Advisory Agreement and the Sub-Advisory Agreement among the Manager, the Sub-Advisor and the Fund for a two-year term beginning on the effective date of the Sub-Advisory Agreement. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

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Investment Objectives, Policies and Risks

Recent Changes

The following information is a summary of certain changes since December 31, 2020, (for BCAT) and since September 27, 2021 (the effective date of the registration statement relating to ECAT’s initial public offering). This information may not reflect all of the changes that have occurred since you purchased the relevant Trust.

Effective July 29, 2021, BCAT intends to invest in excess of 25% of its total assets in securities that are temporarily restricted in connection with going public but not otherwise illiquid and privately placed.

Except as noted above, during each Trust’s most recent fiscal year, there were no material changes in the Trust’s investment objectives or policies that have not been approved by shareholders or in the principal risk factors associated with investment in the Trust.

Investment Objectives and Policies

BlackRock Capital Allocation Trust (BCAT)

The Trust’s investment objectives are to provide total return and income through a combination of current income, current gains and long-term capital appreciation. The Trust’s investment objectives may be changed by the Trust’s Board of Trustees (the “Board”) without prior shareholder approval.

In making investment decisions, Trust management tries to identify the long term trends and changes that could benefit particular markets and/or industries relative to other markets and industries. Trust management will consider a variety of factors when selecting the markets, such as the rate of economic growth, natural resources, capital reinvestment and the social and political environment. In choosing investments, Trust management may look at various fundamental and systematic factors, such as the relative opportunity for equity or debt instruments to increase in value, capital recovery risk, dividend yields and the level of interest rates paid on debt securities of different maturities. The Trust may invest in individual securities, baskets of securities or particular measurements of value or rate, and may consider a variety of factors and systematic inputs. Trust management may employ derivatives for a variety of reasons, including but not limited to, adjusting its exposures to markets, sectors, asset classes and securities. As a result, the economic exposure of the Trust to any particular market, sector, or asset class may vary relative to the market value of any particular exposure.

Trust management will invest in “junk” bonds, corporate loans and distressed securities only when it believes that they will provide an attractive total return, relative to their risk, as compared to higher quality debt securities.

Trust management will invest in distressed securities when Trust management believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that the Trust will generally achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization.

BlackRock Advisors, LLC (the “Manager”) intends to utilize option strategies that consist of writing (selling) call options on a portion of the common stocks in the Trust’s portfolio, as well as other option strategies such as writing other calls and puts or using options to manage risk. The portfolio management team will work closely to determine which option strategies to pursue to seek to generate current gains from options premiums and to enhance the Trust’s risk-adjusted returns.

The Trust seeks to achieve its objectives by investing in both equity and debt securities of issuers located around the world. There is no limit on the percentage of assets the Trust can invest in a particular type of security. Generally, the Trust seeks diversification across markets and industries. The Trust has no geographic limits on where it may invest. This flexibility will allow Trust management to look for investments in markets around the world that it believes will provide the best relative asset allocation to meet the Trust’s objectives.

Trust management intends to use the Trust’s investment flexibility to create a portfolio of assets that, over time, is expected to be relatively balanced between equity and debt securities and that is widely differentiated among many individual investments. The Trust may invest in both developed and emerging markets. In addition to investing in foreign securities, the Trust will actively manage its exposure to foreign currencies through the use of forward currency contracts and other currency derivatives. From time to time, the Trust may own foreign cash equivalents or foreign bank deposits as part of the Trust’s investment strategy. The Trust will also invest in non-U.S. currencies, however, the Trust may underweight or overweight a currency based on the Trust management team’s outlook.

The Trust may invest in shares of companies through initial public offerings (“IPOs”). The Trust may also invest, without limit, in privately placed or restricted securities (including in Rule 144A securities, which are privately placed securities purchased by qualified institutional buyers), illiquid securities and securities in which no secondary market is readily available, including those of private companies. Issuers of these securities may not have a class of securities registered, and may not be subject to periodic reporting, pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Under normal market conditions, the Trust currently intends to invest up to 25% of its total assets, measured at the time of investment, in illiquid privately placed or restricted securities. The Trust expects certain of such investments to be in “late-stage private securities,” which are securities of private companies that have demonstrated sustainable business operations and generally have a well-known product or service with a strong market presence. Late-stage private companies have generally had large cash flows from their core business operations and are expanding into new markets with their products or services. Late-stage private companies may also be referred to as “pre-IPO companies.”

The Trust may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investment in commodity-linked derivative instruments and investment vehicles such as exchange traded funds that invest exclusively in commodities and are designed to provide this exposure without direct investment in physical commodities. The Trust may also gain exposure to commodity markets by investing in Cayman Capital Allocation Fund, Ltd. (the “Subsidiary”). The Subsidiary will invest primarily in commodity-related instruments. The Subsidiary may also hold cash and invest in other instruments, including fixed-income securities, either as investments or to serve as margin or collateral for the Subsidiary’s derivative positions. The Manager is the manager of the Subsidiary. The Subsidiary (unlike the Trust) may invest without limitation in commodity-related instruments. However, the Subsidiary will otherwise be subject to the same fundamental, non-fundamental and certain other investment restrictions as the Trust. The Trust will limit its investments in the Subsidiary to 25% of its total assets.

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Investment Objectives, Policies and Risks  (continued)

Investment Objectives and Policies (continued)

The Subsidiary will be managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the Trust. As a result, the Manager, in managing the Subsidiary’s portfolio, will be subject to the same investment policies and restrictions that apply to the management of the Trust, and, in particular, to the requirements relating to portfolio leverage, liquidity, brokerage, and the timing and method of the valuation of the Subsidiary’s portfolio investments and shares of the Subsidiary. The Trust’s Chief Compliance Officer will oversee implementation of the Subsidiary’s policies and procedures, and make periodic reports to the Board regarding the Subsidiary’s compliance with its policies and procedures. The Trust and Subsidiary will test for compliance with certain investment restrictions on a consolidated basis, except that with respect to the Subsidiary’s investments in certain securities that may involve leverage, the Subsidiary will comply with asset segregation requirements to the same extent as the Trust.

The Manager will provide investment management and other services to the Subsidiary pursuant to a separate investment management agreement (the “Subsidiary Management Agreement”). The Manager does not receive separate compensation from the Subsidiary for providing it with investment management or administrative services pursuant to the Subsidiary Management Agreement. However, the Trust pays the Manager based on the Trust’s assets, including the assets invested in the Subsidiary. The Subsidiary has also entered into separate contracts for the provision of custody and audit services with the same or with affiliates of the same service providers that provide those services to the Trust. The financial statements of the Subsidiary are consolidated with the Trust’s financial statements in the Trust’s annual and semi-annual reports.

The Trust can invest in all types of equity securities, including common stock, preferred stock, warrants, convertible securities and stock purchase rights of companies of any market capitalization. Trust management may seek to invest in the stock of smaller or emerging growth companies that it expects will provide a higher total return than other equity investments. Investing in smaller or emerging growth companies involves greater risk than investing in more established companies.

The Trust can invest in all types of debt securities, including U.S. and foreign government bonds, corporate bonds, convertible bonds, municipal bonds, structured notes, credit-linked notes, loan assignments and participations, mortgage- and asset-backed securities, and securities issued or guaranteed by certain international organizations such as the World Bank. The Trust may invest in debt securities paying a fixed or fluctuating rate of interest. The Trust has no set policy regarding portfolio maturity or duration of the fixed-income securities it may hold.

The Trust may invest without limit in “junk” bonds, corporate loans and distressed securities. Junk bonds are bonds that are rated below investment grade by independent rating agencies or are bonds that are not rated but which Trust management considers to be of comparable quality. These securities offer the possibility of relatively higher returns but are significantly riskier than higher rated debt securities.

As part of its investment strategy, the Trust intends to employ a strategy of writing (selling) covered call options on a portion of the common stocks in its portfolio, writing (selling) other call and put options on individual common stocks, including uncovered call and put options, and, to a lesser extent, writing (selling) call and put options on indices of securities and sectors of securities (collectively referred to as “index options”). This options writing strategy is intended to generate current gains from options premiums and to enhance the Trust’s risk-adjusted returns. A substantial portion of the options written by the Trust may be over-the-counter (“OTC”) options.

The Trust may also purchase and sell futures contracts, enter into various interest rate transactions such as swaps, caps, floors or collars, currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures and swap contracts (including, but not limited to, credit default swaps) and may purchase and sell exchange-listed and OTC put and call options on securities and swap contracts, financial indices and futures contracts and use other derivative instruments or management techniques for duration management and other risk management purposes, including to attempt to protect against possible changes in the market value of the Trust’s portfolio resulting from trends in the securities markets and changes in interest rates or to protect the Trust’s unrealized gains in the value of its portfolio securities, to facilitate the sale of portfolio securities for investment purposes, to establish a position in the securities markets as a temporary substitute for purchasing particular securities or to enhance income or gain.

During temporary defensive periods (i.e., in response to adverse market, economic or political conditions), the Trust may invest up to 100% of its total assets in liquid, short-term investments, including high quality, short-term securities. The Trust may not achieve its investment objectives under these circumstances. The Manager’s determination that it is temporarily unable to follow the Trust’s investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Trust’s investment strategy is extremely limited or absent.

The Trust may also invest in securities of other open- or closed-end investment companies, including exchange-traded funds (“ETFs”) and business development companies, subject to applicable regulatory limits, that invest primarily in securities of the types in which the Trust may invest directly.

The Trust may lend securities with a value of up to 33 1/3% of its total assets (including such loans) to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral.

Unless otherwise stated herein, the Trust’s investment policies are non-fundamental policies and may be changed by the Board without prior shareholder approval. The percentage limitations applicable to the Trust’s portfolio described herein apply only at the time of initial investment and the Trust will not be required to sell investments due to subsequent changes in the value of investments that it owns. The Trust’s investment objectives may be changed by the Board without prior shareholder approval.

Leverage: The Trust will use leverage to seek to achieve its investment objectives. The Trust’s use of leverage may increase or decrease from time to time in its discretion and the Trust may, in the future, determine not to use leverage. The Trust currently anticipates utilizing leverage for investment purposes in an amount equal to approximately 20 % of its Managed Assets primarily through the bank credit facility described below and by entering into reverse repurchase agreements or other derivative instruments with leverage embedded in them. “Managed Assets” means the total assets of the Trust (including any assets attributable to money borrowed for investment purposes) minus the sum of the Trust’s accrued liabilities (other than liabilities for money borrowed for investment purposes). The Trust may issue debt securities or preferred shares.

The Trust entered into a 179-day rolling line credit facility with BNP Paribas Prime Brokerage International, Limited (“BNP”). BNP is required to provide 179 days’ notice of termination to the Trust absent a default or certain similar events. The Trust has granted a security interest in substantially all of its assets to BNP. The Trust can borrow up to

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Investment Objectives, Policies and Risks  (continued)

Investment Objectives and Policies (continued)

$550,000,000 at any time, subject to asset coverage and other limitations as specified in the credit facility. Advances will be made by BNP to the Trust at the Overnight Bank Funding Rate plus 0.75%. In addition, the Trust pays a commitment fee on the daily unused amount if utilization is less than 80% of the committed line amount.

The Trust may enter into “dollar roll” transactions.

The Trust may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Trust securities.

Investment Objectives and Policies

BlackRock ESG Capital Allocation Trust (ECAT

The Trust’s investment objectives are to provide total return and income through a combination of current income, current gains and long-term capital appreciation. The Trust’s investment objectives may be changed by the Trust’s Board of Trustees (the “Board”) without prior shareholder approval.

The Trust will invest at least 80% of its total assets in securities that, in the Manager’s assessment, meet the ESG criteria described below. To determine the Trust’s investable universe, Trust management will first seek to screen out certain issuers. Such screening criteria principally includes:

(i)	issuers engaged in the production of controversial weapons;

(ii)	issuers engaged in the production of civilian firearms;

(iii)	issuers that produce tobacco-related products;

(iv)

issuers that derive more than twenty percent of revenue from thermal coal generation, unless the Trust is investing in green bonds of such issuers or the issuers have set certain targets to reduce climate impact, or more than five percent of revenue from thermal coal mining, unless the Trust is investing in green bonds of such issuers;

(v)

issuers that derive more than five percent of revenue from oil sands extraction, unless the Trust is investing in green bonds of such issuers or the issuers have set certain targets to reduce climate impact;

(vi)	issuers ranked in the bottom half of the applicable fossil fuel issuers peer group by internal or external ESG criteria;

(vii)

issuers identified by recognized third-party rating agencies as violators of the United Nations Global Compact, which are globally accepted principles covering corporate behavior in the areas of human rights, labor, environment, and anti-corruption; and

(viii)	issuers receiving an ESG rating of CCC or equivalent by recognized third-party rating agencies.

The Trust’s screening criteria is measured at the time of investment and is dependent upon information and data that may be incomplete, inaccurate or unavailable. This screening criteria is subject to change over time at the Manager’s discretion.

Trust management then seeks to allocate the Trust’s assets to issuers that have been identified by the Manager as having positive sustainability metrics within their respective sector using a proprietary sustainability scoring system, fundamental sector research and third-party ESG data. In evaluating potential investments, the Manager considers certain criteria, including but not limited to: (i) whether, based on the Manager’s proprietary methodologies using internal data sources and third-party data, the issuer provides positive environmental and social benefits to third parties relative to other companies in its sector; (ii) whether a bond is a green, social or sustainability bond (e.g., the proceeds of the bond issuance are used for environmental projects that benefit the entire planet by either directly or indirectly reducing carbon-emissions) as determined through the Manager’s proprietary methodology and in line with global norms; (iii) whether it has been determined, based on metrics provided by third parties, that the issuer has established a decarbonization strategy; and (iv) whether the issuer is aligned with the Manager’s social and environmental criteria and/or generates revenue associated with the UN Sustainable Development goals. Some examples of third-party data and metrics utilized by the Trust include green revenue metrics, forward looking emissions reduction commitments, revenue from socially controversial business lines, exposure to biodiversity controversies, product mix and targeted populations.

After the investable universe is determined, Trust management tries to identify the long term trends and changes that could benefit particular markets and/or industries relative to other markets and industries. Trust management will consider a variety of factors when selecting the markets, such as the rate of economic growth, natural resources, capital reinvestment and the social and political environment. In choosing investments, Trust management may look at various fundamental and systematic factors, such as the relative opportunity for equity or debt instruments to increase in value, capital recovery risk, dividend yields and the level of interest rates paid on debt securities of different maturities. In selecting investments, the Trust may consider a variety of factors and systematic inputs. Trust management may employ derivatives for a variety of reasons, including but not limited to, adjusting its exposures to markets, sectors, asset classes and securities. As a result, the economic exposure of the Trust to any particular market, sector, or asset class may vary relative to the market value of any particular exposure.

Trust management will invest in “junk” bonds, corporate loans and distressed securities only when it believes that they will provide an attractive total return, relative to their risk, as compared to higher quality debt securities.

Trust management will invest in distressed securities when Trust management believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that the Trust will generally achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization.

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Investment Objectives, Policies and Risks  (continued)

Investment Objectives and Policies (continued)

The Trust intends to utilize option strategies that consist of writing (selling) call and put options on a portion of the common stocks in its portfolio, as well as other option strategies such as writing other calls and puts or using options to manage risk. The portfolio management team will work to determine which option strategies to pursue to seek to generate current gains from options premiums and to enhance the Trust’s risk-adjusted returns.

The Trust seeks to achieve its objectives by investing in both equity and debt securities of issuers located around the world. There is no limit on the percentage of assets the Trust can invest in a particular type of security. Generally, the Trust seeks diversification across markets and industries. The Trust has no geographic limits on where it may invest. This flexibility will allow Trust management to look for investments in markets around the world that it believes will provide the best relative asset allocation to meet the Trust’s objectives.

The Trust may invest in both developed and emerging markets. In addition to investing in foreign securities, the Trust will actively manage its exposure to foreign currencies through the use of forward currency contracts and other currency derivatives. From time to time, the Trust may own foreign cash equivalents or foreign bank deposits as part of the Trust’s investment strategy. The Trust will also invest in non-U.S. currencies. The Trust may underweight or overweight a currency based on the Trust management team’s outlook.

The Trust may invest in shares of companies through initial public offerings (“IPOs”). The Trust may also invest, without limit, in privately placed or restricted securities (including in Rule 144A securities, which are privately placed securities purchased by qualified institutional buyers), illiquid securities and securities in which no secondary market is readily available, including those of private companies. Issuers of these securities may not have a class of securities registered, and may not be subject to periodic reporting, pursuant to the Securities Exchange Act of 1934, as amended. Under normal market conditions, the Trust currently intends to invest up to 25% of its total assets, measured at the time of investment, in illiquid privately placed or restricted securities. The Trust expects certain of such investments to be in “late-stage private securities,” which are securities of private companies that have demonstrated sustainable business operations and generally have a well-known product or service with a strong market presence. Late-stage private companies have generally had large cash flows from their core business operations and are expanding into new markets with their products or services. Late-stage private companies may also be referred to as “pre-IPO companies.”

The Trust may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investment in commodity-linked derivative instruments and investment vehicles such as exchange traded funds that invest exclusively in commodities and are designed to provide this exposure without direct investment in physical commodities.

The Trust may also gain exposure to commodity markets by investing in Cayman ESG Capital Allocation Fund, Ltd. (the “Subsidiary”). The Subsidiary will invest primarily in commodity-related instruments. The Subsidiary may also hold cash and invest in other instruments, including fixed-income securities, either as investments or to serve as margin or collateral for the Subsidiary’s derivative positions. The Manager is the manager of the Subsidiary. The Subsidiary (unlike the Trust) may invest without limitation in commodity-related instruments. However, the Subsidiary will otherwise be subject to the same fundamental, non-fundamental and certain other investment restrictions as the Trust. The Trust will limit its investments in the Subsidiary to 25% of its total assets.

The Subsidiary will be managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the Trust. As a result, the Manager, in managing the Subsidiary’s portfolio, will be subject to the same investment policies and restrictions that apply to the management of the Trust, and, in particular, to the requirements relating to portfolio leverage, liquidity, brokerage, and the timing and method of the valuation of the Subsidiary’s portfolio investments and shares of the Subsidiary. The Trust’s Chief Compliance Officer will oversee implementation of the Subsidiary’s policies and procedures, and make periodic reports to the Board regarding the Subsidiary’s compliance with its policies and procedures. The Trust and Subsidiary will test for compliance with certain investment restrictions on a consolidated basis, except that with respect to the Subsidiary’s investments in certain securities that may involve leverage, the Subsidiary will comply with asset segregation requirements to the same extent as the Trust.

The Manager will provide investment management and other services to the Subsidiary pursuant to a separate investment management agreement (the “Subsidiary Management Agreement”). The Manager does not receive separate compensation from the Subsidiary for providing it with investment management or administrative services pursuant to the Subsidiary Management Agreement. However, the Trust pays the Manager based on the Trust’s assets, including the assets invested in the Subsidiary. The Subsidiary has also entered into separate contracts for the provision of custody and audit services with the same or with affiliates of the same service providers that provide those services to the Trust.

The financial statements of the Subsidiary are consolidated with the Trust’s financial statements in the Trust’s annual and semi-annual reports.

The Trust can invest in all types of equity securities, including common stock, preferred stock, warrants, convertible securities and stock purchase rights of companies of any market capitalization. Trust management may seek to invest in the stock of smaller or emerging growth companies that it expects will provide a higher total return than other equity investments. Investing in smaller or emerging growth companies involves greater risk than investing in more established companies.

The Trust can invest in all types of debt securities, including U.S. and foreign government bonds, corporate bonds, convertible bonds, municipal bonds, structured notes, credit-linked notes, loan assignments and participations, mortgage- and asset-backed securities, and securities issued or guaranteed by certain international organizations such as the World Bank. The Trust may invest in debt securities paying a fixed or fluctuating rate of interest. The Trust has no set policy regarding portfolio maturity or duration of the fixed-income securities it may hold. The Trust will apply the ESG criteria described above to municipal bonds, government sponsored asset-backed securities/mortgage-backed securities and government securities.

The Trust may invest without limit in “junk” bonds, corporate loans and distressed securities. Junk bonds are bonds that are rated below investment grade by independent rating agencies or are bonds that are not rated but which Trust management considers to be of comparable quality. These securities offer the possibility of relatively higher returns but are significantly riskier than higher rated debt securities.

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Investment Objectives, Policies and Risks  (continued)

Investment Objectives and Policies (continued)

As part of its investment strategy, the Trust intends to employ a strategy of writing (selling) covered call options on a portion of the common stocks in its portfolio, writing (selling) other call and put options on individual common stocks, including uncovered call and put options, and, to a lesser extent, writing (selling) covered and uncovered call and put options on indices of securities and sectors of securities (collectively referred to as “index options”). This options writing strategy is intended to generate current gains from options premiums and to enhance the Trust’s risk-adjusted returns. A substantial portion of the options written by the Trust may be over-the-counter (“OTC”) options.

The Trust may also purchase and sell futures contracts, enter into various interest rate transactions such as swaps, caps, floors or collars, currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures and swap contracts (including, but not limited to, credit default swaps) and may purchase and sell exchange-listed and OTC put and call options on securities and swap contracts, financial indices and futures contracts and use other derivative instruments or management techniques for duration management and other investment and risk management purposes, including to attempt to protect against possible changes in the market value of the Trust’s portfolio resulting from trends in the securities markets and changes in interest rates or to protect the Trust’s unrealized gains in the value of its portfolio securities, to facilitate the sale of portfolio securities for investment purposes, to establish a position in the securities markets as a temporary substitute for purchasing particular securities or to enhance income or gain. Derivatives will be marked to market for purposes of the Trust’s 80% investment policy set out above.

During temporary defensive periods (i.e., in response to adverse market, economic or political conditions), the Trust may invest up to 100% of its total assets in liquid, short-term investments, including high quality, short-term securities. The Trust may not achieve its investment objectives under these circumstances. An Advisor’s determination that it is temporarily unable to follow the Trust’s investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Trust’s investment strategy is extremely limited or absent.

The Trust may also invest in securities of other open- or closed-end investment companies, including exchange-traded funds (“ETFs”) and business development companies, including those advised by the Advisor or one of its affiliates, subject to applicable regulatory limits, that invest primarily in securities of the types in which the Trust may invest directly.

The Trust may lend securities with a value of up to 33 1/3% of its total assets (including such loans) to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral.

Unless otherwise stated herein, the Trust’s investment policies are non-fundamental policies and may be changed by the Board without prior shareholder approval. The percentage limitations applicable to the Trust’s portfolio described herein apply only at the time of initial investment and the Trust will not be required to sell investments due to subsequent changes in the value of investments that it owns. The Trust’s investment objectives may be changed by the Board without prior shareholder approval.

Leverage: The Trust currently does not intend to borrow money or issue debt securities or preferred shares. The Trust is, however, permitted to borrow money or issue debt securities in an amount up to 33 1/3% of its Managed Assets (50% of its net assets), and issue preferred shares in an amount up to 50% of its Managed Assets (100% of its net assets). “Managed Assets” means the total assets of the Trust (including any assets attributable to money borrowed for investment purposes) minus the sum of the Trust’s accrued liabilities (other than money borrowed for investment purposes). Although it has no present intention to do so, the Trust reserves the right to borrow money from banks or other financial institutions, or issue debt securities or preferred shares, in the future if it believes that market conditions would be conducive to the successful implementation of a leveraging strategy through borrowing money or issuing debt securities or preferred shares. Any such leveraging will not be fully achieved until the proceeds resulting from the use of leverage have been invested in accordance with the Trust’s investment objectives and policies.

The Trust may enter into reverse repurchase agreements with respect to its portfolio investments subject to the Trust’s investment restrictions.

The Trust may enter into “dollar roll” transactions.

The Trust may enter into derivative transactions that have economic leverage embedded in them.

The Trust may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Trust securities.

Risk Factors

This section contains a discussion of the general risks of investing in the Trust. The net asset value and market price of, and dividends paid on, the common shares will fluctuate with and be affected by, among other things, the risks more fully described below. As with any fund, there can be no guarantee that the Trust will meet its investment objective or that the Trust’s performance will be positive for any period of time.

Limited Term Risk: In accordance with the Trust’s Agreement and Declaration of Trust, the Trust intends to dissolve as of the first business day following the twelfth anniversary of the effective date of the Trust’s initial registration statement (the “Dissolution Date”); provided that the Board may, by a vote of a majority of the Board and seventy-five percent (75%) of the members of the Board who either (i) have been a member of the Board for a period of at least thirty-six months (or since the commencement of the Trust’s operations, if less than thirty-six months) or (ii) were nominated to serve as a member of the Board by a majority of the Continuing Trustees then members of the Board (a “Board Action Vote”), without shareholder approval, extend the Dissolution Date: (i) once for up to one year, and (ii) once for up to an additional six months, to a date up to and including eighteen months after the initial Dissolution Date (which date shall then become the Dissolution Date). As of a date within twelve months preceding the Dissolution Date (as may be extended as described above), the Board may, by a Board Action Vote, cause the Trust to conduct a tender offer to all common shareholders to purchase 100% of the then outstanding common shares of the Trust at a price equal to the net asset value (“NAV”) per common share on the expiration date of the tender offer (an “Eligible Tender Offer”). The Board has established that the Trust must have at least $200 million of aggregate net assets immediately following the completion of an Eligible Tender Offer to ensure the continued viability of the Trust (the “Dissolution Threshold”). In an Eligible Tender Offer, the Trust will offer to purchase all common shares held by each common shareholder; provided that if the payment for properly tendered common shares would result in the Trust having aggregate net assets below the Dissolution

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Investment Objectives and Policies (continued)

Threshold, the Eligible Tender Offer will be canceled and no common shares will be repurchased pursuant to the Eligible Tender Offer. Instead, the Trust will begin (or continue) liquidating its portfolio and proceed to dissolve on or about the Dissolution Date. If the payment for properly tendered common shares would result in the Trust having aggregate net assets greater than or equal to the Dissolution Threshold, all common shares properly tendered and not withdrawn will be purchased by the Trust pursuant to the terms of the Eligible Tender Offer. Following the completion of an Eligible Tender Offer, the Board may, by a Board Action Vote, eliminate the Dissolution Date without shareholder approval and provide for the Trust’s perpetual existence.

Unless the limited term provision of the Trust’s Agreement and Declaration of Trust is amended by shareholders in accordance with the Agreement and Declaration of Trust, or unless the Trust completes an Eligible Tender Offer and converts to perpetual existence, the Trust will dissolve on or about the first business day following the Dissolution Date. The Trust is not a so called “target date” or “life cycle” fund whose asset allocation becomes more conservative over time as its target date, often associated with retirement, approaches. In addition, the Trust is not a “target term” fund and thus does not seek to return its initial public offering price per common share upon dissolution. As the assets of the Trust will be liquidated in connection with its dissolution, the Trust may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the Trust to lose money. In addition, as the Trust approaches the Dissolution Date, the Manager may invest the proceeds of sold, matured or called securities in money market mutual funds, cash, cash equivalents, securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, high quality, short-term money market instruments, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper or other liquid debt securities, which may adversely affect the Trust’s investment performance.

Rather than reinvesting proceeds received from sales of or payments received in respect of portfolio securities, the Trust may distribute such proceeds in one or more liquidating distributions prior to the final dissolution, which may cause the Trust’s fixed expenses to increase when expressed as a percentage of net assets attributable to common shares, or the Trust may invest the proceeds in lower yielding securities or hold the proceeds in cash or cash equivalents, which may adversely affect the performance of the Trust. The final distribution of net assets upon dissolution may be more than, equal to or less than $20.00 per common share. Because the Trust may adopt a plan of liquidation and make liquidating distributions in advance of the Dissolution Date, the total value of the Trust’s assets returned to common shareholders upon dissolution will be impacted by decisions of the Board and the Manager regarding the timing of adopting a plan of liquidation and making liquidating distributions. This may result in common shareholders receiving liquidating distributions with a value more or less than the value that would have been received if the Trust had liquidated all of its assets on the Dissolution Date, or any other potential date for liquidation, and distributed the proceeds thereof to shareholders.

If the Trust conducts an Eligible Tender Offer, the Trust anticipates that funds to pay the aggregate purchase price of shares accepted for purchase pursuant to the tender offer will be first derived from any cash on hand and then from the proceeds from the sale of portfolio investments held by the Trust. The risks related to the disposition of securities in connection with the Trust’s dissolution also would be present in connection with the disposition of securities in connection with an Eligible Tender Offer. It is likely that during the pendency of a tender offer, and possibly for a time thereafter, the Trust will hold a greater than normal percentage of its total assets in cash and cash equivalents, which may impede the Trust’s ability to achieve its investment objectives and decrease returns to shareholders. The tax effect of any such dispositions of portfolio investments will depend on the difference between the price at which the investments are sold and the tax basis of the Trust in the investments.

Any capital gains recognized on such dispositions, as reduced by any capital losses the Trust realizes in the year of such dispositions and by any available capital loss carryforwards, will be distributed to shareholders as capital gain dividends (to the extent of net long-term capital gains over net short-term capital losses) or ordinary dividends (to the extent of net short-term capital gains over net long-term capital losses) during or with respect to such year, and such distributions will generally be taxable to common shareholders. If the Trust’s tax basis for the investments sold is less than the sale proceeds, the Trust will recognize capital gains, which the Trust intends to distribute to common shareholders. In addition, the Trust’s purchase of tendered common shares pursuant to an Eligible Tender Offer will have tax consequences for tendering common shareholders and may have tax consequences for non-tendering common shareholders.

The purchase of common shares by the Trust pursuant to an Eligible Tender Offer will have the effect of increasing the proportionate interest in the Trust of non-tendering common shareholders. All common shareholders remaining after an Eligible Tender Offer will be subject to any increased risks associated with the reduction in the Trust’s assets resulting from payment for the tendered common shares, such as greater volatility due to decreased diversification and proportionately higher expenses. The reduced assets of the Trust as a result of an Eligible Tender Offer may result in less investment flexibility for the Trust and may have an adverse effect on the Trust’s investment performance. Such reduction in the Trust’s assets may also cause common shares of the Trust to become thinly traded or otherwise negatively impact secondary trading of common shares. A reduction in assets, and the corresponding increase in the Trust’s expense ratio, could result in lower returns and put the Trust at a disadvantage relative to its peers and potentially cause the Trust’s common shares to trade at a wider discount, or smaller premium, to NAV than they otherwise would. Furthermore, the portfolio of the Trust following an Eligible Tender Offer could be significantly different and, therefore, common shareholders retaining an investment in the Trust could be subject to greater risk. For example, the Trust may be required to sell its more liquid, higher quality portfolio investments to purchase common shares that are tendered in an Eligible Tender Offer, which would leave a less liquid, lower quality portfolio for remaining shareholders. The prospects of an Eligible Tender Offer may attract arbitrageurs who would purchase the common shares prior to the tender offer for the sole purpose of tendering those shares which could have the effect of exacerbating the risks described herein for shareholders retaining an investment in the Trust following an Eligible Tender Offer.

The Trust is not required to conduct an Eligible Tender Offer. If the Trust conducts an Eligible Tender Offer, there can be no assurance that the payment for tendered common shares would not result in the Trust having aggregate net assets below the Dissolution Threshold, in which case the Eligible Tender Offer will be canceled, no common shares will be repurchased pursuant to the Eligible Tender Offer and the Trust will liquidate on the Dissolution Date (subject to possible extensions). Following the completion of an Eligible Tender Offer in which the payment for tendered common shares would result in the Trust having aggregate net assets greater than or equal to the Dissolution Threshold, the Board may, by a Board Action Vote, eliminate the Dissolution Date without shareholder approval and provide for the Trust’s perpetual existence. Thereafter, the Trust will have a perpetual existence. There is no guarantee that the Board will eliminate the Dissolution Date following the completion of an Eligible Tender Offer so that the Trust will have a perpetual existence. The Manager may have a conflict of interest in recommending to the Board that the Dissolution Date be eliminated and the Trust have a perpetual existence. The Trust is not required to conduct additional tender offers following an Eligible Tender Offer and conversion to perpetual existence. Therefore, remaining common shareholders may not have another opportunity to participate in a tender offer. Shares of closed-end management investment companies frequently trade at a discount from their NAV, and as a result remaining common shareholders may only be able to sell their shares at a discount to NAV.

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Investment Objectives and Policies (continued)

Although it is anticipated that the Trust will have distributed substantially all of its net assets to shareholders as soon as practicable after the Dissolution Date, securities for which no market exists or securities trading at depressed prices, if any, may be placed in a liquidating trust. Securities placed in a liquidating trust may be held for an indefinite period of time, potentially several years or longer, until they can be sold or pay out all of their cash flows. During such time, the shareholders will continue to be exposed to the risks associated with the Trust and the value of their interest in the liquidating trust will fluctuate with the value of the liquidating trust’s remaining assets. Additionally, the tax treatment of the liquidating trust’s assets may differ from the tax treatment applicable to such assets when held by the Trust. To the extent the costs associated with a liquidating trust exceed the value of the remaining securities, the liquidating trust trustees may determine to dispose of the remaining securities in a manner of their choosing. The Trust cannot predict the amount, if any, of securities that will be required to be placed in a liquidating trust or how long it will take to sell or otherwise dispose of such securities.

Non-Diversification Risk: The Trust is a non-diversified fund. Because the Trust may invest in securities of a smaller number of issuers, it may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely.

Investment and Market Discount Risk: An investment in the Trust’s common shares is subject to investment risk, including the possible loss of the entire amount that you invest. As with any stock, the price of the Trust’s common shares will fluctuate with market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. Common shares are designed for long-term investors and the Trust should not be treated as a trading vehicle. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. This risk is separate and distinct from the risk that the Trust’s net asset value could decrease as a result of its investment activities. At any point in time an investment in the Trust’s common shares may be worth less than the original amount invested, even after taking into account distributions paid by the Trust. During periods in which the Trust may use leverage, the Trust’s investment, market discount and certain other risks will be magnified.

Equity Securities Risk: Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions

Debt Securities Risk: Debt securities, such as bonds, involve interest rate risk, credit risk, extension risk, and prepayment risk, among other things.

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Interest Rate Risk — The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise.

The Trust may be subject to a greater risk of rising interest rates due to the current period of historically low rates. For example, if interest rates increase by 1%, assuming a current portfolio duration of ten years, and all other factors being equal, the value of the Trust’s investments would be expected to decrease by 10%. The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the Trust’s investments will not affect interest income derived from instruments already owned by the Trust, but will be reflected in the Trust’s net asset value. The Trust may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by Trust management.

To the extent the Trust invests in debt securities that may be prepaid at the option of the obligor (such as mortgage-backed securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the Trust) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Trust to the extent that it invests in floating rate debt securities.

These basic principles of bond prices also apply to U.S. Government securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change.

A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities. Heavy redemptions could cause the Trust to sell assets at inopportune times or at a loss or depressed value and could hurt the Trust’s performance.

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Credit Risk — Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Trust’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

•	Extension Risk — When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall

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Prepayment Risk — When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Trust may have to invest the proceeds in securities with lower yields.

Risks Associated with the Trust’s Options Strategy: The ability of the Trust to generate current gains from options premiums and to enhance the Trust’s risk-adjusted returns is partially dependent on the successful implementation of its options strategy. There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

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Risks of Writing Options — As the writer of a covered call option, the Trust forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. In other words, as the Trust writes covered calls over more of its portfolio, the Trust’s ability to benefit from capital appreciation becomes more limited.

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Investment Objectives and Policies (continued)

If the Trust writes call options on individual securities or index call options that include securities, in each case, that are not in the Trust’s portfolio or that are not in the same proportion as securities in the Trust’s portfolio, the Trust will experience loss, which theoretically could be unlimited, if the value of the individual security, index or basket of securities appreciates above the exercise price of the index option written by the Trust.

When the Trust writes put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price minus the put premium. If the option is exercised, the Trust could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise plus the put premium the Trust received when it wrote the option. While the Trust’s potential gain in writing a put option is limited to the premium received from the purchaser of the put option, the Trust risks a loss equal to the entire exercise price of the option minus the put premium

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Exchange-Listed Options Risks — There can be no assurance that a liquid market will exist when the Trust seeks to close out an exchange-listed option position. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (the “OCC”) may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options).

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Over-the-Counter Options Risk — The Trust may write (sell) unlisted OTC options. OTC options differ from exchange-listed options in that they are two-party contracts, with exercise price, premium and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-listed options. The OTC options written by the Trust will not be issued, guaranteed or cleared by the OCC. In addition, the Trust’s ability to terminate OTC options may be more limited than with exchange-traded options. Banks, broker-dealers or other financial institutions participating in such transactions may fail to settle a transaction in accordance with the terms of the option as written. In the event of default or insolvency of the counterparty, the Trust may be unable to liquidate an OTC option position.

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Index Options Risk: The Trust may sell index put and call options from time to time. The purchaser of an index put option has the right to any depreciation in the value of the index below the exercise price of the option on or before the expiration date. The purchaser of an index call option has the right to any appreciation in the value of the index over the exercise price of the option on or before the expiration date. Because the exercise of index options is settled in cash, sellers of index call options, such as the Trust, cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. The Trust will lose money if it is required to pay the purchaser of an index option the difference between the cash value of the index on which the option was written and the exercise price and such difference is greater than the premium received by the Trust for writing the option.

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Limitation on Options Writing Risk — The number of call options the Trust can write is limited by the total assets the Trust holds and is further limited by the fact that all options represent 100 share lots of the underlying common stock. Furthermore, the Trust’s options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded.

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Tax Risk — Income on options on individual stocks will generally not be recognized by the Trust for tax purposes until an option is exercised, lapses or is subject to a “closing transaction” (as defined by applicable regulations) pursuant to which the Trust’s obligations with respect to the option are otherwise terminated. If the option lapses without exercise or is otherwise subject to a closing transaction, the premiums received by the Trust from the writing of such options will generally be characterized as short-term capital gain. If an option written by the Trust is exercised, the Trust may recognize taxable gain depending on the exercise price of the option, the option premium, and the tax basis of the security underlying the option. The character of any gain on the sale of the underlying security as short-term or long-term capital gain will depend on the holding period of the Trust in the underlying security. In general, distributions received by shareholders of the Trust that are attributable to short-term capital gains recognized by the Trust from its options writing activities will be taxed to such shareholders as ordinary income and will not be eligible for the reduced tax rate applicable to qualified dividend income.

Index options will generally be “marked-to-market” for U.S. federal income tax purposes. As a result, the Trust will generally recognize gain or loss on the last day of each taxable year equal to the difference between the value of the index option on that date and the adjusted basis of the index option. The adjusted basis of the index option will consequently be increased by such gain or decreased by such loss. Any gain or loss with respect to index options will be treated as short-term capital gain or loss to the extent of 40% of such gain or loss and long-term capital gain or loss to the extent of 60% of such gain or loss. Because the mark-to-market rules may cause the Trust to recognize gain in advance of the receipt of cash, the Trust may be required to dispose of investments in order to meet its distribution requirements.

ESG Investing Risk (ECAT): The Trust intends to screen out particular issuers pursuant to certain criteria established by the Manager, and to incorporate ESG criteria in selecting Trust investments. This may affect the Trust’s exposure to certain issuers and the Trust may forego certain investment opportunities. The Trust’s results may be lower than other funds that do not seek to invest in issuers based on ESG criteria, or that use a different methodology to screen out issuers or evaluate ESG criteria. Further, investors may differ in their views of what constitutes positive or negative ESG characteristics of an issuer. As a result, the Trust may invest in securities that do not reflect the beliefs or values of any particular investor. In evaluating a security or issuer based on ESG criteria, the Manager is dependent upon certain information and data from third party providers of ESG research, which may be incomplete, inaccurate or unavailable. As a result, there is a risk that the Manager may incorrectly assess a security or issuer. There is also a risk that the Manager may not apply the relevant ESG criteria correctly or that the Trust could have indirect exposure to issuers who do not meet the relevant ESG criteria used by the Trust.

Neither the Trust nor the Manager make any representation or warranty, express or implied, with respect to the fairness, correctness, accuracy, reasonableness or completeness of such ESG assessment. There may be limitations with respect to availability of ESG data in certain sectors, as well as limited availability of investments with positive ESG assessments in certain sectors. The Manager’s evaluation of ESG criteria is subjective and may change over time.

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Investment Objectives and Policies (continued)

The Trust’s ESG screening criteria is measured at the time of investment and is dependent upon information and data that may change over time. If a particular portfolio holding no longer meets the applicable screening criteria subsequent to the time of investment, the Trust will generally look to sell the holding in a reasonable amount of time. The Trust may be forced to sell investments at an inopportune time or at a time when those investments may be difficult to sell. In addition, the Trust may incur expenses in an effort to dispose of such investments.

The Trust does not intend to measure ESG criteria with respect to all instruments in which it may invest, and may place weight on other factors when selecting investments. In addition, the Trust may not be successful in its objectives related to ESG characteristics and there is no guarantee that these objectives will be achieved, and such assessments are at the Manager’s discretion.

Risks Associated with Private Company Investments: Private companies are generally not subject to Securities and Exchange Commission (“SEC”) reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. As a result, the Manager may not have timely or accurate information about the business, financial condition and results of operations of the private companies in which the Trust invests. There is risk that the Trust may invest on the basis of incomplete or inaccurate information, which may adversely affect the Trust’s investment performance. Private companies in which the Trust may invest may have limited financial resources, shorter operating histories, more asset concentration risk, narrower product lines and smaller market shares than larger businesses, which tend to render such private companies more vulnerable to competitors’ actions and market conditions, as well as general economic downturns.

These companies generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. These companies may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity. In addition, the Trust’s investment also may be structured as pay-in-kind securities with minimal or no cash interest or dividends until the company meets certain growth and liquidity objectives.

Typically, investments in private companies are in restricted securities that are not traded in public markets and subject to substantial holding periods, so that the Trust may not be able to resell some of its holdings for extended periods, which may be several years. There can be no assurance that the Trust will be able to realize the value of private company investments in a timely manner.

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Late-Stage Private Companies Risk — Investments in late-stage private companies involve greater risks than investments in shares of companies that have traded publicly on an exchange for extended periods of time. These investments may present significant opportunities for capital appreciation but involve a high degree of risk that may result in significant decreases in the value of these investments. The Trust may not be able to sell such investments when the Manager deems it appropriate to do so because they are not publicly traded. As such, these investments are generally considered to be illiquid until a company’s public offering (which may never occur) and are often subject to additional contractual restrictions on resale following any public offering that may prevent the Trust from selling its shares of these companies for a period of time. See “Illiquid Investments Risk.” Market conditions, developments within a company, investor perception or regulatory decisions may adversely affect a late-stage private company and delay or prevent such a company from ultimately offering its securities to the public. If a company does issue shares in an IPO, IPOs are risky and volatile and may cause the value of the Trust’s investment to decrease significantly.

Illiquid Investments Risk: The Trust may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. The Trust may not be able to readily dispose of such investments at prices that approximate those at which the Trust could sell such investments if they were more widely traded and, as a result of such illiquidity, the Trust may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Trust’s net asset value and ability to make dividend distributions. The financial markets in general, and certain segments of the mortgage-related securities markets in particular, have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods, some investments could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Initial Public Offerings (“IPOs”) Risk: The Trust may invest in shares of companies through IPOs. Securities issued in IPOs have no trading history, and information about the companies may be available for limited periods of time. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the IPO.

Leverage Risk: The Trust utilizes leverage for investment purposes in an amount equal to approximately 20% of its Managed Assets primarily by entering into reverse repurchase agreements or other derivative instruments with leverage embedded in them. The Trust may borrow money from banks through a credit facility or issue debt securities or preferred shares. The Trust’s use of leverage may increase or decrease from time to time in its discretion and the Trust may, in the future, determine not to use leverage.

The use of leverage creates an opportunity for increased common share net investment income dividends, but also creates risks for the holders of common shares. The Trust cannot assure you that the use of leverage will result in a higher yield on the common shares. Any leveraging strategy the Trust employs may not be successful.

Leverage involves risks and special considerations for common shareholders, including:

•	the likelihood of greater volatility of net asset value, market price and dividend rate of the common shares than a comparable portfolio without leverage;

•	the risk that fluctuations in interest rates or dividend rates on any leverage that the Trust must pay will reduce the return to the common shareholders;

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Investment Objectives and Policies (continued)

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the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the common shares than if the Trust were not leveraged, which may result in a greater decline in the market price of the common shares; leverage may increase operating costs, which may reduce total return.

Any decline in the net asset value of the Trust’s investments will be borne entirely by the holders of common shares. Therefore, if the market value of the Trust’s portfolio declines, leverage will result in a greater decrease in net asset value to the holders of common shares than if the Trust were not leveraged. This greater net asset value decrease will also tend to cause a greater decline in the market price for the common shares.

Investment Style Risk: Under certain market conditions, growth investments have performed better during the later stages of economic expansion and value investments have performed better during periods of economic recovery. Therefore, these investment styles may over time go in and out of favor. At times when the investment style used by the Trust is out of favor, the Trust may underperform other equity funds that use different investment styles.

Dividend Paying Equity Securities Risk: Dividends on common equity securities that the Trust may hold are not fixed but are declared at the discretion of an issuer’s board of directors. Companies that have historically paid dividends on their securities are not required to continue to pay dividends on such securities. There is no guarantee that the issuers of the common equity securities in which the Trust invests will declare dividends in the future or that, if declared, they will remain at current levels or increase over time. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future. Dividend producing equity securities, in particular those whose market price is closely related to their yield, may exhibit greater sensitivity to interest rate changes. The Trust’s investments in dividend producing equity securities may also limit its potential for appreciation during a broad market advance.

The prices of dividend producing equity securities can be highly volatile. Investors should not assume that the Trust’s investments in these securities will necessarily reduce the volatility of the Trust’s NAV or provide “protection,” compared to other types of equity securities, when markets perform poorly.

Small and Mid-Capitalization Company Risk: Companies with small or mid-size market capitalizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts.

Preferred Securities Risk: Preferred securities may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies.

Convertible Securities Risk: The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.

Warrants Risk: If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Trust will lose any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Municipal Securities Risks: Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. These risks include:

•	General Obligation Bonds Risks — Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.

•	Revenue Bonds Risks — These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.

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Private Activity Bonds Risks — Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its faith, credit and taxing power for repayment.

•

Moral Obligation Bonds Risks — Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.

•

Municipal Notes Risks — Municipal notes are shorter term municipal debt obligations. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Trust may lose money.

•

Municipal Lease Obligations Risks — In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property.

•

Tax-Exempt Status Risk — The Trust and its investment manager will rely on the opinion of issuers’ bond counsel and, in the case of derivative securities, sponsors’ counsel, on the tax-exempt status of interest on municipal bonds and payments under derivative securities. Neither the Trust nor its investment manager will independently review the bases for those tax opinions, which may ultimately be determined to be incorrect and subject the Trust and its shareholders to substantial tax liabilities.

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Investment Objectives, Policies and Risks  (continued)

Investment Objectives and Policies (continued)

Junk Bonds Risk: Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that are considered speculative and may cause income and principal losses for the Trust.

Corporate Loans Risk: Commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate (“LIBOR”) or the prime rates of U.S. banks. As a result, the value of corporate loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest. The market for corporate loans may be subject to irregular trading activity and wide bid/ask spreads. In addition, transactions in corporate loans may settle on a delayed basis. As a result, the proceeds from the sale of corporate loans may not be readily available to make additional investments or to meet the Trust’s redemption obligations. To the extent the extended settlement process gives rise to short-term liquidity needs, the Trust may hold additional cash, sell investments or temporarily borrow from banks and other lenders. The corporate loans in which the Trust invests are usually rated below investment grade.

Risks of Loan Assignments and Participations: As the purchaser of an assignment, the Trust typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the Trust may not be able unilaterally to enforce all rights and remedies under the loan and with regard to any associated collateral. Because assignments may be arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Trust as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. In addition, if the loan is foreclosed, the Trust could become part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral. The Trust may be required to pass along to a purchaser that buys a loan from the Trust by way of assignment a portion of any fees to which the Trust is entitled under the loan. In connection with purchasing participations, the Trust generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Trust may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the Trust will be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Trust may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Distressed Securities Risk: Distressed securities are speculative and involve substantial risks in addition to the risks of investing in junk bonds. The Trust will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. These securities may present a substantial risk of default or may be in default at the time of investment. The Trust may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the Trust may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

Unrated Securities Risk: Because the Trust may purchase securities that are not rated by any rating organization, the Manager may, after assessing their credit quality, internally assign ratings to certain of those securities in categories similar to those of rating organizations. Some unrated securities may not have an active trading market or may be difficult to value, which means the Trust might have difficulty selling them promptly at an acceptable price. To the extent that the Trust invests in unrated securities, the Trust’s ability to achieve its investment objectives will be more dependent on the Manager’s credit analysis than would be the case when the Trust invests in rated securities.

Mortgage- and Asset-Backed Securities Risks: Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset-backed securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

U.S. Government Obligations Risk: Certain securities in which the Trust may invest, including securities issued by certain U.S. Government agencies and U.S. Government sponsored enterprises, are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States.

Sovereign Debt Risk: Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.

Foreign Securities Risk: Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Trust will lose money. These risks include:

•

The Trust generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.

•	Changes in foreign currency exchange rates can affect the value of the Trust’s portfolio.

•

The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

•

The governments of certain countries, or the U.S. Government with respect to certain countries, may prohibit or impose substantial restrictions through capital controls and/or sanctions on foreign investments in the capital markets or certain industries in those countries, which may prohibit or restrict the ability to own or transfer currency, securities, derivatives or other assets.

•

Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.

I N V E S T M E N T O B J E C T I V E S , P O L I C I E S A N D R I S K S	99

Investment Objectives, Policies and Risks  (continued)

Investment Objectives and Policies (continued)

•	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

•

The Trust’s claims to recover foreign withholding taxes may not be successful, and if the likelihood of recovery of foreign withholding taxes materially decreases, due to, for example, a change in tax regulation or approach in the foreign country, accruals in the Trust’s net asset value for such refunds may be written down partially or in full, which will adversely affect the Trust’s net asset value.

Emerging Markets Risk: Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.

Foreign Currency Transactions Risk: The Trust may invest in forward foreign currency exchange contracts. Forward foreign currency exchange contracts do not eliminate movements in the value of non-U.S. currencies and securities but rather allow the Trust to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

Commodities Related Investments Risk: Exposure to the commodities markets may subject the Trust to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments.

Repurchase Agreements and Purchase and Sale Contracts Risk: If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Trust may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Trust may lose money.

Reverse Repurchase Agreements Risk: Reverse repurchase agreements involve the sale of securities held by the Trust with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Trust could lose money if it is unable to recover the securities and the value of the collateral held by the Trust, including the value of the investments made with cash collateral, is less than the value of the securities. These events could also trigger adverse tax consequences for the Trust. In addition, reverse repurchase agreements involve the risk that the interest income earned in the investment of the proceeds will be less than the interest expense.

Dollar Rolls Risk: Dollar rolls involve the risk that the market value of the securities that the Trust is committed to buy may decline below the price of the securities the Trust has sold. These transactions may involve leverage.

Structured Products Risk: Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Trust may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. Certain structured products may be thinly traded or have a limited trading market. In addition to the general risks associated with debt securities discussed herein, structured products carry additional risks, including, but not limited to: the possibility that distributions from collateral securities will not be adequate to make interest or other payments; the quality of the collateral may decline in value or default; and the possibility that the structured products are subordinate to other classes. Structured notes are based upon the movement of one or more factors, including currency exchange rates, interest rates, reference bonds and stock indices, and changes in interest rates and impact of these factors may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero.

Investment Companies and ETFs Risk: Subject to the limitations set forth in the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules thereunder, the Trust may acquire shares in other investment companies and in ETFs, some of which may be affiliated investment companies. The market value of the shares of other investment companies and ETFs may differ from their net asset value. As an investor in investment companies and ETFs, the Trust would bear its ratable share of that entity’s expenses, including its investment advisory and administration fees, while continuing to pay its own advisory and administration fees and other expenses (to the extent not offset by the Manager through waivers). As a result, shareholders will be absorbing duplicate levels of fees with respect to investments in other investment companies and ETFs (to the extent not offset by the Manager through waivers).

The securities of other investment companies and ETFs in which the Trust may invest may be leveraged. As a result, the Trust may be indirectly exposed to leverage through an investment in such securities. An investment in securities of other investment companies and ETFs that use leverage may expose the Trust to higher volatility in the market value of such securities and the possibility that the Trust’s long-term returns on such securities (and, indirectly, the long-term returns of shares of the Trust) will be diminished.

As with other investments, investments in other investment companies, including ETFs, are subject to market and selection risk. To the extent the Trust is held by an affiliated fund, the ability of the Trust itself to hold other investment companies may be limited.

Derivatives Risk: The Trust’s use of derivatives may increase its costs, reduce the Trust’s returns and/or increase volatility. Derivatives involve significant risks, including:

•

Volatility Risk — Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Trust’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets

•	Counterparty Risk — Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

•

Market and Illiquidity Risk — The possible lack of a liquid secondary market for derivatives and the resulting inability of the Trust to sell or otherwise close a derivatives position could expose the Trust to losses and could make derivatives more difficult for the Trust to value accurately

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Investment Objectives, Policies and Risks  (continued)

Investment Objectives and Policies (continued)

•	Valuation Risk — Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them.

•

Hedging Risk — Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Trust’s hedging transactions will be effective. The use of hedging may result in certain adverse tax consequences.

•

Tax Risk — Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority. Such treatment may be less favorable than that given to a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Trust realizes from its investments

•

Regulatory Risk — Derivative contracts, including, without limitation, swaps, currency forwards and non-deliverable forwards, are subject to regulation under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in the United States and under comparable regimes in Europe, Asia and other non-U.S. jurisdictions. Under the Dodd-Frank Act, certain derivatives are subject to margin requirements and swap dealers are required to collect margin from the Trust with respect to such derivatives. Specifically, regulations are now in effect that require swap dealers to post and collect variation margin (comprised of specified liquid instruments and subject to a required haircut) in connection with trading of OTC swaps with the Trust. Shares of investment companies (other than certain money market funds) may not be posted as collateral under these regulations. Requirements for posting of initial margin in connection with OTC swaps will be phased-in through at least 2021. In addition, regulations adopted by global prudential regulators that are now in effect require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many derivatives contracts, terms that delay or restrict the rights of counterparties, such as the Trust, to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. The implementation of these requirements with respect to derivatives, as well as regulations under the Dodd-Frank Act regarding clearing, mandatory trading and margining of other derivatives, may increase the costs and risks to the Trust of trading in these instruments and, as a result, may affect returns to investors in the Trust.

On October 28, 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Trust will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Securities Lending Risk: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Trust may lose money and there may be a delay in recovering the loaned securities. The Trust could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for the Trust.

Subsidiary Risk: By investing in the Subsidiary, the Trust is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are generally similar to those that are permitted to be held by the Trust and are subject to the same risks that apply to similar investments if held directly by the Trust (see “Commodities Related Investments Risk” above). There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted, is not subject to all the investor protections of the 1940 Act. However, the Trust wholly owns and controls the Subsidiary, and the Trust and the Subsidiary are both managed by Manager, making it unlikely that the Subsidiary will take action contrary to the interests of the Trust and its shareholders. The Board has oversight responsibility for the investment activities of the Trust, including its investment in the Subsidiary, and the Trust’s role as sole shareholder of the Subsidiary. The Subsidiary is subject to the same investment restrictions and limitations, and follows the same compliance policies and procedures, as the Trust. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Trust and/or the Subsidiary to operate as described and could adversely affect the Trust.

Variable and Floating Rate Instrument Risk: Variable and floating rate securities provide for periodic adjustment in the interest rate paid on the securities. These securities may be subject to greater illiquidity risk than other fixed-income securities, meaning the absence of an active market for these securities could make it difficult for the Trust to dispose of them at any given time.

Market Risk and Selection Risk: Market risk is the risk that one or more markets in which the Trust invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues like pandemics or epidemics, recessions, or other events could have a significant impact on the Trust and its investments. Selection risk is the risk that the securities selected by Trust management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

A recent outbreak of an infectious coronavirus has developed into a global pandemic that has resulted in numerous disruptions in the market and has had significant economic impact leaving general concern and uncertainty. The impact of this coronavirus, and other epidemics and pandemics that may arise in the future, could affect the economies of many nations, individual companies and the market in general ways that cannot necessarily be foreseen at the present time.

I N V E S T M E N T O B J E C T I V E S , P O L I C I E S A N D R I S K S	101

Automatic Dividend Reinvestment Plan

Pursuant to BCAT and ECAT’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains and other distributions reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Trust’s Common Shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After BCAT and ECAT declare a dividend or determine to make a capital gain or other distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Trusts (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Trust’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value (“NAV”) per share is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

You may elect not to participate in the Reinvestment Plan and to receive all dividends in cash by contacting the Reinvestment Plan Agent, at the address set forth below.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of distributions will be paid by each Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open-market purchases in connection with the reinvestment of all distributions. The automatic reinvestment of all distributions will not relieve participants of any U.S. federal, state or local income tax that may be payable on such dividends or distributions.

Each Trust reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan; however, each Trust reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants in BCAT and ECAT that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share sold brokerage commission fee. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A. through the internet at computershare.com/blackrock, or in writing to Computershare, P.O. Box 505000, Louisville, KY 40233, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 462 South 4th Street, Suite 1600, Louisville, KY 40202.

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Trustee and Officer Information

Independent Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Richard E. Cavanagh 1946	Co-Chair of the Board and Trustee (Since 2007)	Director, The Guardian Life Insurance Company of America since 1998; Board Chair, Volunteers of America (a not-for-profit organization) from 2015 to 2018 (board member since 2009); Director, Arch Chemicals (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007 and Executive Dean from 1987 to 1995; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	73 RICs consisting of 102 Portfolios	None

Karen P. Robards 1950	Co-Chair of the Board and Trustee (Since 2007)	Principal of Robards & Company, LLC (consulting and private investing) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Enable Injections, LLC (medical devices) since 2019; Investment Banker at Morgan Stanley from 1976 to 1987.	73 RICs consisting of 102 Portfolios	Greenhill & Co., Inc.; AtriCure, Inc. (medical devices) from 2000 until 2017.

Michael J. Castellano 1946	Trustee (Since 2011)	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) from 2009 to June 2015 and from 2017 to September 2020; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012; Director, CircleBlack Inc. (financial technology company) from 2015 to July 2020.	73 RICs consisting of 102 Portfolios	None

Cynthia L. Egan 1955	Trustee (Since 2016)	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services, for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	73 RICs consisting of 102 Portfolios	Unum (insurance); The Hanover Insurance Group (Board Chair) (insurance); Huntsman Corporation (chemical products); Envestnet (investment platform) from 2013 until 2016.

Frank J. Fabozzi(d) 1948	Trustee (Since 2007)	Editor of The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School (France) since 2011; Visiting Professor, Princeton University for the 2013 to 2014 academic year and Spring 2017 semester; Professor in the Practice of Finance, Yale University School of Management from 1994 to 2011 and currently a Teaching Fellow in Yale’s Executive Programs; Board Member, BlackRock Equity-Liquidity Funds from 2014 to 2016; affiliated professor Karlsruhe Institute of Technology from 2008 to 2011; Visiting Professor, Rutgers University for the Spring 2019 semester; Visiting Professor, New York University for the 2019 academic year; Adjunct Professor of Finance, Carnegie Mellon University in fall 2020 semester.	75 RICs consisting of 104 Portfolios	None

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	103

Trustee and Officer Information  (continued)

Independent Trustees(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Lorenzo A. Flores 1964	Trustee (Since 2021)	Vice Chairman, Kioxia, Inc. since 2019; Chief Financial Officer, Xilinx, Inc. from 2016 to 2019; Corporate Controller, Xilinx, Inc. from 2008 to 2016.	73 RICs consisting of 102 Portfolios	None

Stayce D. Harris 1959	Trustee (Since 2021)	Lieutenant General, Inspector General, Office of the Secretary of the United States Air Force from 2017 to 2019; Lieutenant General, Assistant Vice Chief of Staff and Director, Air Staff, United States Air Force from 2016 to 2017; Major General, Commander, 22nd Air Force, AFRC, Dobbins Air Reserve Base, Georgia from 2014 to 2016; Pilot, United Airlines from 1990 to 2020.	73 RICs consisting of 102 Portfolios	The Boeing Company since 2021.

J. Phillip Holloman 1955	Trustee (Since 2021)	President and Chief Operating Officer, Cintas Corporation from 2008 to 2018.	73 RICs consisting of 102 Portfolios	PulteGroup, Inc. (home construction); Rockwell Automation Inc. (industrial automation).

R. Glenn Hubbard 1958	Trustee (Since 2007)	Dean, Columbia Business School from 2004 to 2019; Faculty member, Columbia Business School since 1988.	73 RICs consisting of 102 Portfolios	ADP (data and information services) 2004-2020; Metropolitan Life Insurance Company (insurance); KKR Financial Corporation (finance) from 2004 until 2014.

W. Carl Kester(d) 1951	Trustee (Since 2007)	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	75 RICs consisting of 104 Portfolios	None

Catherine A. Lynch(d) 1961	Trustee (Since 2016)	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	75 RICs consisting of 104 Portfolios	None

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Trustee and Officer Information  (continued)

Interested Trustees(a)(e)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Robert Fairbairn 1965	Trustee (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	103 RICs consisting of 261 Portfolios	None

John M. Perlowski(d) 1964	Trustee (Since 2015) President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	105 RICs consisting of 263 Portfolios	None
(a)	The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b)

Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Trustees who are “interested persons,” as defined in the Investment Company Act serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c)

Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Certain Independent Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; R. Glenn Hubbard, 2004; W. Carl Kester, 1995; and Karen P. Robards, 1998.

(d)	Dr. Fabozzi, Dr. Kester, Ms. Lynch and Mr. Perlowski are also trustees of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.
(e)

Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Corporation based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Multi-Asset Complex.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	105

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years

Jonathan Diorio 1980	Vice President (Since 2015)	Managing Director of BlackRock, Inc. since 2015; Director of BlackRock, Inc. from 2011 to 2015.

Trent Walker 1974	Chief Financial Officer (Since 2021)	Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019; Senior Vice President of PIMCO from 2008 to 2015; Treasurer from 2013 to 2019 and Assistant Treasurer from 2007 to 2017 of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.

Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Janey Ahn 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a)	The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b)	Officers of the Corporation serve at the pleasure of the Board.

Effective June 10, 2021, Stayce D. Harris and J. Phillip Holloman were each appointed to serve as a Trustee of the Trusts. Effective July 30, 2021, Lorenzo A. Flores was appointed to serve as a Trustee of the Trusts.

Effective December 31, 2021, Richard E. Cavanagh and Michael J. Castellano retired as Trustees of the Trusts.

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Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on July 29, 2021 for shareholders of record on June 1, 2021, to elect trustee nominees for BlackRock Capital Allocation Trust. There were no broker non-votes with regard to the Trust.

Shareholders elected the Class II Trustees as follows:

	R. Glenn Hubbard		W. Carl Kester		John M. Perlowski		Karen P. Robards

Fund Name	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld
BCAT	100,034,340	1,789,720	100,069,899	1,754,161	100,208,709	1,615,351	100,189,974	1,634,086

For the Trust listed above, Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Michael J. Castellano, Richard E. Cavanagh, Cynthia L. Egan, Robert Fairbairn, Stayce Harris, J. Phillip Holloman, Catherine A. Lynch and Frank J. Fabozzi. Lorenzo A. Flores was appointed as a Trustee effective July 30, 2021.

Trust Certification

The Trusts are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trusts filed with the SEC the certification of its chief executive officer and chief financial officer required by Section 302 of the Sarbanes-Oxley Act.

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Trusts will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Environmental, Social and Governance (“ESG”) Integration

Although BCAT does not seek to implement a specific ESG, impact or sustainability strategy unless otherwise disclosed, BCAT management will consider ESG characteristics as part of the investment process for actively managed BCAT. These considerations will vary depending on BCAT’s particular investment strategies and may include consideration of third-party research as well as consideration of proprietary BlackRock research across the ESG risks and opportunities regarding an issuer. BCAT management will consider those ESG characteristics it deems relevant or additive when making investment decisions for BCAT. The ESG characteristics utilized in BCAT’s investment process are anticipated to evolve over time and one or more characteristics may not be relevant with respect to all issuers that are eligible for investment. ESG characteristics are not the sole considerations when making investment decisions for BCAT. Further, investors can differ in their views of what constitutes positive or negative ESG characteristics. As a result, BCAT may invest in issuers that do not reflect the beliefs and values with respect to ESG of any particular investor. ESG considerations may affect BCAT’s exposure to certain companies or industries and BCAT may forego certain investment opportunities. While BCAT management views ESG considerations as having the potential to contribute to BCAT’s long-term performance, there is no guarantee that such results will be achieved.

Dividend Policy

Each Trust’s policy is to make monthly distributions to shareholders. In order to provide shareholders with a more stable level of dividend distributions, each Trust employs a managed distribution plan (the “Plan”), the goal of which is to provide shareholders with consistent and predictable cash flows by setting distribution rates based on expected long-term returns of each Trust.

The distributions paid by a Trust for any particular month may be more or less than the amount of net investment income earned by a Trust during such month. Furthermore, the final tax characterization of distributions is determined after the year-end of a Trust and is reported in each Trust’s annual report to shareholders. Distributions can be characterized as ordinary income, capital gains and/or return of capital. Each Trust’s taxable net investment income and net realized capital gains (“taxable income”) may not be sufficient to support the level of distributions paid. To the extent that distributions exceed the Trust’s current and accumulated earnings and profits, the excess may be treated as a non-taxable return of capital.

A return of capital is a return of a portion of an investor’s original investment. A return of capital is not expected to be taxable, but it reduces a shareholder’s tax basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent disposition by the shareholder of his or her shares. It is possible that a substantial portion of the distributions paid during a calendar year may ultimately be classified as return of capital for U.S. federal income tax purposes when the final determination of the source and character of the distributions is made.

Such distributions, under certain circumstances, may exceed a Trust’s total return performance. When total distributions exceed total return performance for the period, the difference reduces the Trust’s total assets and net asset value (“NAV”) per share and, therefore, could have the effect of increasing the Trust’s expense ratio and reducing the amount of assets the Trust has available for long term investment.

A D D I T I O N A L I N F O R M A T I O N	107

Additional Information  (continued)

General Information

The Trusts do not make available copies of their Statements of Additional Information because the Trusts’ shares are not continuously offered, which means that the Statement of Additional Information of each Trust has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.

The following information is a summary of certain changes since December 31, 2020. This information may not reflect all of the changes that have occurred since you purchased the relevant Trust.

Except if noted otherwise herein, there were no changes to the Trusts’ charters or by-laws that would delay or prevent a change of control of the Trusts that were not approved by the shareholders. Except if noted otherwise herein, there have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolios.

In accordance with Section 23(c) of the Investment Company Act of 1940, each Trust may from time to time purchase shares of its common stock in the open market or in private transactions.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trusts at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Trusts file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Trusts’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Trust makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities and information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 882-0052; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

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Additional Information  (continued)

BlackRock Privacy Principles (continued)

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Trust and Service Providers

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Adviser

BlackRock (Singapore) Limited

079912 Singapore

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

Computershare Trust Company, N.A.

Canton, MA 02021

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Trusts

100 Bellevue Parkway

Wilmington, DE 19809

A D D I T I O N A L I N F O R M A T I O N	109

Glossary of Terms Used in this Report

Currency Abbreviation

AUD	Australian Dollar

BRL	Brazilian Real

CAD	Canadian Dollar

CHF	Swiss Franc

CNH	Chinese Yuan

CNY	Chinese Yuan

DKK	Danish Krone

EUR	Euro

GBP	British Pound

HKD	Hong Kong Dollar

JPY	Japanese Yen

MXN	Mexican Peso

NOK	Norwegian Krone

RUB	New Russian Ruble

SEK	Swedish Krona

USD	United States Dollar

Portfolio Abbreviation

ABS	Asset-Backed Security

ADR	American Depositary Receipt

CLO	Collateralized Loan Obligation

CMT	Constant Maturity Treasury

CR	Custodian Receipt

DAC	Designated Activity Company

ETF	Exchange-Traded Fund

EURIBOR	Euro Interbank Offered Rate

FTSE	Financial Times Stock Exchange

GOL	General Obligation Ltd.

LIBOR	London Interbank Offered Rate

LP	Limited Partnership

MSCI	Morgan Stanley Capital International

MXIBOR	Mexico Interbank Offered Rate

PIK	Payment-in-Kind

S&P	Standard & Poor’s

SOFR	Secured Overnight Financing Rate

SONIA	Sterling Overnight Interbank Average Rate

SPAC	Special Purpose Acquisition Company

SPDR	Standard & Poor’s Depository Receipt

TAN	Tax Anticipation Notes

110	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Want to know more?

blackrock.com    |    800-882-0052

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

BCAT-12/21-AR

(b) Not Applicable

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-882-0052, option 4.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Frank J. Fabozzi

Lorenzo A. Flores

Catherine A. Lynch

Karen P. Robards

The registrant’s board of directors has determined that Karen P. Robards qualifies as an audit committee financial expert pursuant to Item 3(c)(4) of Form N-CSR.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Capital Allocation Trust	$74,235	$67,500	$0	$0	$20,000	$20,000	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC ( the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,032,000	$1,984,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,032,000 and $1,984,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

          The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

          Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Capital Allocation Trust	$20,000	$20,000

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored or advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,032,000	$1,984,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrant

(a)

The following individuals are members of the registrant’s separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Frank J. Fabozzi

Lorenzo A. Flores

J. Phillip Holloman

Catherine A. Lynch

Karen P. Robards

(b)	Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL, a copy of the Fund’s Global Corporate Governance  & Engagement Principles are attached as Exhibit 99.GLOBAL.CORP.GOV and a copy of the Fund’s Corporate Governance and Proxy Voting Guidelines for U.S. Securities are attached as Exhibit 99.US.CORP.GOV. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a)(1) As of the date of filing this Report:

The registrant is managed by a team of investment professionals comprised of Rick Rieder, Managing Director at BlackRock, David Clayton, CFA, JD, Managing Director at BlackRock, and Russ Koesterich, CFA, JD, Managing Director at BlackRock. Messrs. Rieder, Clayton and Koesterich are the Fund’s portfolio managers and are responsible for the day-to-day management of the Fund’s portfolio and the selection of its investments. Messrs. Rieder, Clayton and Koesterich have been members of the Fund’s portfolio management team since 2020.

Portfolio Manager	Biography

Rick Rieder	Global Chief Investment Officer of Fixed Income, Co-head of BlackRock’s Global Fixed Income platform, member of Global Operating Committee and Chairman of the BlackRock firmwide Investment Council. Managing Director of BlackRock, Inc. since 2009. President and Chief Executive Officer of R3 Capital Partners from 2008 to 2009; Managing Director of Lehman Brothers from 1994 to 2008.
David Clayton, CFA, JD	Managing Director of BlackRock, Inc. since 2012; Director of BlackRock, Inc. from 2010 to 2011.
Russ Koesterich, CFA, JD	Managing Director of BlackRock, Inc. since 2009.

(a)(2) As of December 31, 2021:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered	Other Pooled Investment	Other Accounts	Other Registered	Other Pooled Investment	Other Accounts
Rick Rieder	23	42	19	0	7	4
	$129.6 Billion	$52.42 Billion	$10.05 Billion	$0	$3.31 Billion	$6.99 Billion
David Clayton, CFA, JD	11	9	9	0	0	0
	$41.89 Billion	$23.09 Billion	$0.33 Million	$0	$0	$0
Russ Koesterich, CFA, JD	10	9	9	0	0	0
	$41.67 Billion	$23.09 Billion	$0.33 Million	$0	$0	$0

(iv) Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that Messrs. Rieder, Clayton and Koesterich may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Rieder, Clayton and Koesterich may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3) As of December 31, 2021:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of December 31, 2021.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance is generally assessed over trailing 1-,3-, and 5-year periods relative to benchmarks plus an alpha target as well as against peer groups. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are: S&P 500 Index, FTSE World ex-US Index, ICE BofA Current 5-Year Treasury Index and FTSE Non-US Dollar World Government Bond Index.

Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Fund have deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($290,000 for 2021). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of December 31, 2021.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Rick Rieder	None
David Clayton, CFA, JD	$100,001 - $500,000
Russ Koesterich, CFA, JD	None

(b) Not Applicable

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Period	(a) Total Number of Shares Purchased[1]	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs[1]	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs[1]
July 1-31, 2021	0	$0	0	0
August 1-31, 2021	0	$0	0	0
September 1-30, 2021	0	$0	0	0
October 1-31, 2021	0	$0	0	0
November 1-30, 2021	0	$0	0	0
December 1-31, 2021	887,894	$18.8369	887,894	4,738,374
Total:	887,894	$18.8369	887,894	4,738,374

1 On November 19, 2021, the Fund announced an open market share repurchase program. Commencing on December 1, 2021, the Fund may repurchase through November 30, 2022, up to 5% of its common shares outstanding as of the close of business on November 18, 2022, subject to certain conditions.

Item  10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 – Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

(c) Notices to the registrant’s common shareholders in accordance with the order under Section 6(c) of the 1940 Act granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 under the 1940 Act, dated May 9, 20091

1 The Fund has received exemptive relief from the Securities and Exchange Commission permitting it to make periodic distributions of long-term capital gains with respect to its outstanding common stock as frequently as twelve times each year, and as frequently as distributions are specified by or in accordance with the terms of its outstanding preferred stock. This relief is conditioned, in part, on an undertaking by the Fund to make the disclosures to the holders of the Fund’s common shares, in addition to the information required by Section 19(a) of the 1940 Act and Rule 19a-1 thereunder. The Fund is likewise obligated to file with the SEC the information contained in any such notice to shareholders and, in that regard, has attached hereto copies of each such notice made during the period.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Capital Allocation Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Capital Allocation Trust

Date: February 24, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Capital Allocation Trust

Date: February 24, 2022

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Capital Allocation Trust

Date: February 24, 2022